UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® High Income Fund

ANNUAL REPORT

January 31, 2012

MFH-ANN

MFS® HIGH INCOME FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. Over the past year, we have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and questions about oil supplies. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses as consumers and businesses struggle with what appears to be a slowing global economy. And now, as the US economy begins to regain its footing, we see the economies of the eurozone heading toward recession as the region’s leaders continue to address sovereign debt crises.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 19, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy — Independent	8.8%
Broadcasting	5.7%
Medical & Health Technology & Services	5.4%
Utilities — Electric Power	5.2%
Gaming & Lodging	4.6%

Composition including fixed income credit quality (a)(i)
AAA (o)	0.0%
A	0.3%
BBB	5.3%
BB	27.0%
B	45.3%
CCC	14.7%
CC	0.6%
C	0.1%
D	0.1%
Not Rated	0.6%
Non-Fixed Income	1.7%
Cash & Other	4.3%

Portfolio facts (i)
Average Duration (d)	4.1
Average Effective Maturity (m)	7.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 1/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2012, Class A shares of the MFS High Income Fund (the “fund”) provided a total return of 4.77%, at net asset value. This compares with a return of 5.81% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Effective September 15, 2011 the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark. The Barclays Capital U.S. High-Yield Corporate Bond Index generated a return of 5.83% over the reporting period.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral eurozone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Despite the continued and considerable uncertainty surrounding Greece, additional liquidity from the European Central Bank, coupled with somewhat better global macroeconomic data, improved market dynamics into the end of the period.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s lesser exposure to the telecommunications sector detracted from performance as this market segment outperformed the benchmark over the reporting period.

The fund’s greater exposure to “BBB” and “B” rated (r) securities was another negative factor for relative results.

4

Management Review – continued

Among individual securities, the fund’s holdings of automotive financial services firm Ally Financial were among the fund’s top relative detractors for the reporting period. Debt holdings of aviation company Hawker Beechcraft Acquisition and Anthracite CDO (h) also held back relative returns.

Contributors to Performance

The fund’s lesser exposure to “BB” and “CCC” rated securities contributed to performance as these credit quality sectors underperformed higher-rated securities over the reporting period.

Security selection also benefited relative performance. Top individual contributors during the reporting period included the fund’s debt holdings of energy company Energy Future Holdings, hospital and healthcare facility operator HCA Inc, oil sands development company OPTI Canada (h), and television station operator Local TV Finance LLC.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective May 1, 2011, William Adams replaced John Addeo as a co-manager of the fund.

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	4.77%	5.49%	7.30%	N/A
B	9/27/93	3.70%	4.68%	6.49%	N/A
C	1/03/94	4.00%	4.68%	6.49%	N/A
I	1/02/97	5.03%	5.78%	7.58%	N/A
R1	4/01/05	4.00%	4.65%	N/A	5.39%
R2	10/31/03	4.51%	5.17%	N/A	6.29%
R3	4/01/05	4.77%	5.49%	N/A	6.21%
R4	4/01/05	5.04%	5.76%	N/A	6.50%
529A	7/31/02	4.40%	5.27%	N/A	8.00%
529B	7/31/02	3.92%	4.59%	N/A	7.30%
529C	7/31/02	3.92%	4.54%	N/A	7.27%
Comparative benchmarks
Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(z)		5.81%	8.14%	9.21%	N/A
Barclays Capital U.S. High-Yield Corporate Bond Index (f)(z)		5.83%	7.95%	9.10%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(0.20)%	4.47%	6.77%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(0.20)%	4.38%	6.49%	N/A
C With CDSC (1% for 12 months) (x)		3.02%	4.68%	6.49%	N/A
529A With Initial Sales Charge (4.75%)		(0.56)%	4.25%	N/A	7.45%
529B With CDSC (Declining over six years from 4% to 0%) (x)		0.01%	4.30%	N/A	7.30%
529C With CDSC (1% for 12 months) (x)		2.94%	4.54%	N/A	7.27%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

7

Performance Summary – continued

(x)	Assuming redemption at the end of the applicable period.
(z)	Effective September 15, 2011, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index as the primary fund benchmark. The fund’s investment adviser believes the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index better reflects the investment policies and strategies of the fund.

Benchmark Definitions

Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays Capital U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2011 through January 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2011 through January 31, 2012.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/11	Ending Account Value 1/31/12	Expenses Paid During Period (p) 8/01/11-1/31/12
A	Actual	0.94%	$1,000.00	$1,018.59	$4.78
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
B	Actual	1.68%	$1,000.00	$1,011.89	$8.52
	Hypothetical (h)	1.68%	$1,000.00	$1,016.74	$8.54
C	Actual	1.68%	$1,000.00	$1,011.93	$8.52
	Hypothetical (h)	1.68%	$1,000.00	$1,016.74	$8.54
I	Actual	0.69%	$1,000.00	$1,019.84	$3.51
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
R1	Actual	1.68%	$1,000.00	$1,011.88	$8.52
	Hypothetical (h)	1.68%	$1,000.00	$1,016.74	$8.54
R2	Actual	1.19%	$1,000.00	$1,017.28	$6.05
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06
R3	Actual	0.94%	$1,000.00	$1,018.57	$4.78
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
R4	Actual	0.69%	$1,000.00	$1,019.82	$3.51
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
529A	Actual	0.99%	$1,000.00	$1,015.37	$5.03
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
529B	Actual	1.74%	$1,000.00	$1,014.51	$8.84
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
529C	Actual	1.73%	$1,000.00	$1,011.63	$8.77
	Hypothetical (h)	1.73%	$1,000.00	$1,016.48	$8.79

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 91.5%
Issuer	Shares/Par		Value ($)

Aerospace - 1.6%
BE Aerospace, Inc., 8.5%, 2018		$1,305,000	$1,438,762
Bombardier, Inc., 7.5%, 2018 (n)		4,875,000	5,460,000
Bombardier, Inc., 7.75%, 2020 (n)		1,570,000	1,781,950
CPI International, Inc., 8%, 2018		3,135,000	2,696,100
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015		3,398,000	900,470
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	1,188,000	1,056,695
Huntington Ingalls Industries, Inc., 7.125%, 2021 (n)		$3,105,000	3,244,725

			$16,578,702
Apparel Manufacturers - 0.8%
Hanesbrands, Inc., 8%, 2016		$1,155,000	$1,273,387
Hanesbrands, Inc., 6.375%, 2020		1,660,000	1,730,550
Jones Group, Inc., 6.875%, 2019		1,095,000	982,763
Phillips-Van Heusen Corp., 7.375%, 2020		3,840,000	4,243,200

			$8,229,900
Asset-Backed & Securitized - 0.6%
Citigroup Commercial Mortgage Trust, FRN, 5.885%, 2049		$2,948,120	$825,474
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045 (z)		1,195,618	23,912
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.859%, 2050 (z)		632,948	12,659
CWCapital Cobalt Ltd., CDO, “G”, FRN, 2.059%, 2050 (z)		1,970,038	39,401
Falcon Franchise Loan LLC, FRN, 5.135%, 2025 (i)(z)		5,209,906	662,179
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032		2,000,000	1,080,470
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		2,205,944	2,106,677
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.256%, 2051		2,285,000	908,164
LB Commercial Conduit Mortgage Trust, FRN, 1.071%, 2030 (i)		8,500,379	129,724
Morgan Stanley Capital I, Inc., FRN, 1.381%, 2039 (i)(z)		12,013,198	300,330
Wachovia Bank Commercial Mortgage Trust, FRN, 5.934%, 2047		1,738,692	275,061

			$6,364,051
Automotive - 3.0%
Accuride Corp., 9.5%, 2018		$3,735,000	$3,847,050
Allison Transmission, Inc., 7.125%, 2019 (n)		2,645,000	2,661,531
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 2021 (n)		2,200,000	2,101,000
Ford Motor Co., 7.45%, 2031		3,200,000	3,944,000
Ford Motor Credit Co. LLC, 8%, 2014		1,965,000	2,161,315

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - continued
Ford Motor Credit Co. LLC, 12%, 2015	$6,423,000	$8,012,692
General Motors Financial Co., Inc., 6.75%, 2018 (n)	2,670,000	2,776,800
Jaguar Land Rover PLC, 7.75%, 2018 (n)	575,000	570,688
Jaguar Land Rover PLC, 8.125%, 2021 (n)	3,150,000	3,087,000
Lear Corp., 8.125%, 2020	1,930,000	2,154,363

		$31,316,439
Basic Industry - 0.4%
Trimas Corp., 9.75%, 2017	$3,435,000	$3,761,325

Broadcasting - 5.2%
Allbritton Communications Co., 8%, 2018	$2,440,000	$2,519,300
AMC Networks, Inc., 7.75%, 2021 (n)	1,941,000	2,132,674
Clear Channel Communications, Inc., 9%, 2021	2,342,000	2,037,540
EH Holding Corp., 7.625%, 2021 (n)	1,920,000	2,025,600
Gray Television, Inc., 10.5%, 2015	795,000	824,812
Inmarsat Finance PLC, 7.375%, 2017 (n)	3,620,000	3,814,575
Intelsat Bermuda Ltd., 11.25%, 2017	5,420,000	5,474,200
Intelsat Jackson Holdings Ltd., 9.5%, 2016	3,760,000	3,948,000
Intelsat Jackson Holdings Ltd., 11.25%, 2016	4,015,000	4,255,900
LBI Media, Inc., 8.5%, 2017 (z)	1,450,000	746,750
Liberty Media Corp., 8.5%, 2029	3,550,000	3,496,750
Liberty Media Corp., 8.25%, 2030	155,000	152,675
LIN Television Corp., 8.375%, 2018	895,000	908,425
Local TV Finance LLC, 9.25%, 2015 (p)(z)	3,596,123	3,560,162
Newport Television LLC, 13%, 2017 (n)(p)	1,302,052	1,142,279
Nexstar Broadcasting Group, Inc., 8.875%, 2017	1,340,000	1,420,400
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	1,540,000	1,709,400
Sinclair Broadcast Group, Inc., 8.375%, 2018	430,000	457,950
SIRIUS XM Radio, Inc., 13%, 2013 (n)	950,000	1,083,000
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	2,805,000	3,134,588
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	2,705,000	2,897,731
Univision Communications, Inc., 6.875%, 2019 (n)	1,785,000	1,776,075
Univision Communications, Inc., 7.875%, 2020 (n)	2,280,000	2,371,200
Univision Communications, Inc., 8.5%, 2021 (n)	2,090,000	2,027,300

		$53,917,286
Brokerage & Asset Managers - 0.5%
E*TRADE Financial Corp., 7.875%, 2015	$1,620,000	$1,638,225
E*TRADE Financial Corp., 12.5%, 2017	3,335,000	3,860,262

		$5,498,487

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Building - 1.7%
Associated Materials LLC, 9.125%, 2017		$800,000	$776,000
Building Materials Holding Corp., 6.875%, 2018 (n)		2,125,000	2,244,531
Building Materials Holding Corp., 7%, 2020 (n)		1,150,000	1,242,000
Building Materials Holding Corp., 6.75%, 2021 (n)		1,235,000	1,327,625
CEMEX Espana S.A., 9.25%, 2020		5,905,000	4,960,200
Masonite International Corp., 8.25%, 2021 (n)		1,670,000	1,707,575
Nortek, Inc., 10%, 2018		795,000	814,875
Nortek, Inc., 8.5%, 2021		3,645,000	3,462,750
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625%, 2017 (n)		1,211,000	1,271,550

			$17,807,106
Business Services - 1.4%
Ceridian Corp., 12.25%, 2015 (p)		$1,535,000	$1,373,825
iGATE Corp., 9%, 2016		2,833,000	3,010,063
Interactive Data Corp., 10.25%, 2018		2,710,000	3,001,325
Iron Mountain, Inc., 8.375%, 2021		3,635,000	3,971,238
SunGard Data Systems, Inc., 10.25%, 2015		1,798,000	1,860,930
SunGard Data Systems, Inc., 7.375%, 2018		1,255,000	1,324,025

			$14,541,406
Cable TV - 3.9%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$675,000	$705,375
Cablevision Systems Corp., 8.625%, 2017		1,955,000	2,179,825
CCH II LLC, 13.5%, 2016		2,925,000	3,371,062
CCO Holdings LLC, 7.875%, 2018		2,885,000	3,130,225
CCO Holdings LLC, 8.125%, 2020		5,765,000	6,377,531
Cequel Communications Holdings, 8.625%, 2017 (n)		1,670,000	1,778,550
CSC Holdings LLC, 8.5%, 2014		1,715,000	1,907,937
DISH DBS Corp., 6.75%, 2021		1,660,000	1,809,400
EchoStar Corp., 7.125%, 2016		2,585,000	2,837,037
Insight Communications Co., Inc., 9.375%, 2018 (n)		2,430,000	2,755,013
Mediacom LLC, 9.125%, 2019		2,410,000	2,614,850
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	775,000	988,395
UPCB Finance III Ltd., 6.625%, 2020 (n)		4,203,000	4,287,060
Virgin Media Finance PLC, 9.5%, 2016		1,900,000	2,147,000
Virgin Media Finance PLC, 8.375%, 2019		1,295,000	1,450,400
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	1,365,000	1,870,299

			$40,209,959

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - 2.9%
Celanese U.S. Holdings LLC, 6.625%, 2018	$2,955,000	$3,191,400
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018	4,610,000	4,598,475
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020	675,000	644,625
Huntsman International LLC, 8.625%, 2021	2,270,000	2,491,325
Lyondell Chemical Co., 8%, 2017	416,000	463,840
Lyondell Chemical Co., 11%, 2018	4,468,308	4,892,797
LyondellBasell Industries, Inc., 6%, 2021 (n)	3,230,000	3,512,625
Momentive Performance Materials, Inc., 12.5%, 2014	4,585,000	4,871,563
Momentive Performance Materials, Inc., 11.5%, 2016	2,558,000	2,148,720
Polypore International, Inc., 7.5%, 2017	2,715,000	2,850,750

		$29,666,120
Computer Software - 0.6%
Lawson Software, Inc., 11.5%, 2018 (n)	$3,430,000	$3,464,300
Syniverse Holdings, Inc., 9.125%, 2019	2,605,000	2,806,888

		$6,271,188
Computer Software - Systems - 1.0%
Audatex North America, Inc., 6.75%, 2018 (n)	$1,745,000	$1,775,537
CDW LLC/CDW Finance Corp., 12.535%, 2017	1,435,000	1,553,387
CDW LLC/CDW Finance Corp., 8.5%, 2019	3,355,000	3,522,750
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	2,930,000	3,215,675
Eagle Parent, Inc., 8.625%, 2019 (n)	226,000	226,000

		$10,293,349
Conglomerates - 1.5%
Amsted Industries, Inc., 8.125%, 2018 (n)	$4,115,000	$4,444,200
Dynacast International LLC, 9.25%, 2019 (z)	2,295,000	2,329,425
Griffon Corp., 7.125%, 2018	4,075,000	4,136,125
Tomkins LLC/Tomkins, Inc., 9%, 2018	4,464,000	4,943,880

		$15,853,630
Consumer Products - 1.3%
Easton-Bell Sports, Inc., 9.75%, 2016	$2,295,000	$2,535,975
Elizabeth Arden, Inc., 7.375%, 2021	2,781,000	2,933,955
Jarden Corp., 7.5%, 2020	3,195,000	3,418,650
Libbey Glass, Inc., 10%, 2015	2,043,000	2,186,010
Prestige Brands, Inc., 8.125%, 2020 (z)	300,000	311,250
Visant Corp., 10%, 2017	2,040,000	1,851,300

		$13,237,140

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Services - 0.9%
Realogy Corp., 11.5%, 2017	$2,660,000	$2,340,800
Service Corp. International, 6.75%, 2015	930,000	1,013,700
Service Corp. International, 7%, 2017	5,080,000	5,638,800
Service Corp. International, 7%, 2019	115,000	124,200

		$9,117,500
Containers - 1.8%
Ardagh Packaging Finance PLC, 9.125%, 2020 (z)	$2,155,000	$2,176,550
Exopack Holding Corp., 10%, 2018	1,535,000	1,611,750
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	1,730,000	1,764,600
Greif, Inc., 6.75%, 2017	3,415,000	3,602,825
Greif, Inc., 7.75%, 2019	540,000	596,700
Packaging Dynamics Corp., 8.75%, 2016 (z)	1,040,000	1,088,100
Reynolds Group, 8.75%, 2016 (n)	1,415,000	1,506,975
Reynolds Group, 7.125%, 2019 (n)	2,925,000	3,071,250
Reynolds Group, 8.25%, 2021 (n)	1,995,000	1,890,263
Sealed Air Corp., 8.125%, 2019 (n)	530,000	586,975
Sealed Air Corp., 8.375%, 2021 (n)	530,000	596,250

		$18,492,238
Defense Electronics - 0.6%
Ducommun, Inc., 9.75%, 2018 (n)	$2,626,000	$2,685,085
ManTech International Corp., 7.25%, 2018	2,290,000	2,393,050
MOOG, Inc., 7.25%, 2018	1,365,000	1,450,313

		$6,528,448
Electrical Equipment - 0.1%
Avaya, Inc., 9.75%, 2015	$1,075,000	$1,029,312

Electronics - 1.0%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$4,305,000	$4,703,212
Freescale Semiconductor, Inc., 8.05%, 2020	1,300,000	1,277,250
NXP B.V., 9.75%, 2018 (n)	280,000	312,900
Sensata Technologies B.V., 6.5%, 2019 (n)	3,770,000	3,845,400

		$10,138,762
Energy - Independent - 8.6%
ATP Oil & Gas Corp., 11.875%, 2015	$1,865,000	$1,212,250
Bill Barrett Corp., 9.875%, 2016	3,007,000	3,292,665
BreitBurn Energy Partners LP, 8.625%, 2020	1,395,000	1,471,725
BreitBurn Energy Partners LP, 7.875%, 2022 (z)	1,610,000	1,610,000
Carrizo Oil & Gas, Inc., 8.625%, 2018	1,170,000	1,175,850
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	530,000	530,000

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
Chaparral Energy, Inc., 8.875%, 2017	$4,590,000	$4,785,075
Chesapeake Energy Corp., 6.875%, 2020	2,720,000	2,788,000
Concho Resources, Inc., 8.625%, 2017	1,700,000	1,878,500
Concho Resources, Inc., 6.5%, 2022	3,690,000	3,966,750
Connacher Oil & Gas Ltd., 8.5%, 2019 (n)	1,805,000	1,768,900
Continental Resources, Inc., 8.25%, 2019	2,635,000	2,938,025
Denbury Resources, Inc., 8.25%, 2020	4,060,000	4,618,250
Energy XXI Gulf Coast, Inc., 9.25%, 2017	4,455,000	4,867,087
EXCO Resources, Inc., 7.5%, 2018	4,085,000	3,553,950
Harvest Operations Corp., 6.875%, 2017 (n)	4,585,000	4,837,175
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	1,085,000	1,185,362
Laredo Petroleum, Inc., 9.5%, 2019	1,955,000	2,135,838
LINN Energy LLC, 6.5%, 2019 (n)	1,245,000	1,257,450
LINN Energy LLC, 8.625%, 2020	1,480,000	1,642,800
LINN Energy LLC, 7.75%, 2021	2,021,000	2,177,628
Newfield Exploration Co., 6.625%, 2014	1,180,000	1,194,750
Newfield Exploration Co., 6.625%, 2016	2,465,000	2,532,788
Newfield Exploration Co., 6.875%, 2020	2,000,000	2,140,000
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)	6,082,000	6,282,706
Pioneer Natural Resources Co., 7.5%, 2020	2,025,000	2,434,093
QEP Resources, Inc., 6.875%, 2021	4,980,000	5,390,850
Quicksilver Resources, Inc., 9.125%, 2019	658,000	641,550
Range Resources Corp., 8%, 2019	2,910,000	3,208,275
SandRidge Energy, Inc., 8%, 2018 (n)	4,965,000	5,138,775
SM Energy Co., 6.5%, 2021 (n)	2,765,000	2,896,338
Swift Energy Co., 7.875%, 2022 (n)	1,355,000	1,344,838
Whiting Petroleum Corp., 6.5%, 2018	1,565,000	1,662,813

		$88,561,056
Energy - Integrated - 0.1%
Pacific Rubiales Energy Corp., 7.25%, 2021 (z)	$1,245,000	$1,304,138

Engineering - Construction - 0.2%
B-Corp. Merger Sub, Inc., 8.25%, 2019 (n)	$2,330,000	$2,330,000

Entertainment - 1.0%
AMC Entertainment, Inc., 8.75%, 2019	$2,575,000	$2,716,625
AMC Entertainment, Inc., 9.75%, 2020	2,060,000	2,034,250
Cinemark USA, Inc., 8.625%, 2019	3,230,000	3,553,000
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	1,290,000	1,409,325

		$9,713,200

16

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Financial Institutions - 4.9%
CIT Group, Inc., 5.25%, 2014 (n)		$3,940,000	$4,008,950
CIT Group, Inc., 7%, 2017		16,765,000	16,785,956
CIT Group, Inc., 6.625%, 2018 (n)		3,259,000	3,487,130
Credit Acceptance Corp., 9.125%, 2017		1,955,000	2,057,637
GMAC, Inc., 8%, 2031		540,000	573,075
Icahn Enterprises LP, 8%, 2018 (z)		2,302,000	2,388,325
International Lease Finance Corp., 8.75%, 2017		2,305,000	2,523,975
International Lease Finance Corp., 7.125%, 2018 (n)		2,866,000	3,138,270
Nationstar Mortgage LLC, 10.875%, 2015		5,080,000	5,041,900
PHH Corp., 9.25%, 2016		1,090,000	1,046,400
SLM Corp., 8.45%, 2018		1,305,000	1,412,663
SLM Corp., 8%, 2020		5,450,000	5,804,250
SLM Corp., 7.25%, 2022		645,000	651,450
Springleaf Finance Corp., 6.9%, 2017		1,400,000	1,085,000

			$50,004,981
Food & Beverages - 1.7%
ARAMARK Corp., 8.5%, 2015		$2,151,000	$2,204,775
B&G Foods, Inc., 7.625%, 2018		3,660,000	3,939,075
Constellation Brands, Inc., 7.25%, 2016		1,410,000	1,582,725
JBS USA LLC/JBS USA Finance, 8.25%, 2020 (z)		1,605,000	1,617,038
Pinnacle Foods Finance LLC, 9.25%, 2015		3,580,000	3,687,400
Pinnacle Foods Finance LLC, 10.625%, 2017		1,050,000	1,110,375
Pinnacle Foods Finance LLC, 8.25%, 2017		780,000	834,600
TreeHouse Foods, Inc., 7.75%, 2018		2,200,000	2,370,500

			$17,346,488
Forest & Paper Products - 1.6%
Boise, Inc., 8%, 2020		$2,770,000	$2,963,900
Cascades, Inc., 7.75%, 2017		1,870,000	1,930,775
Georgia-Pacific Corp., 8%, 2024		2,530,000	3,285,574
Graphic Packaging Holding Co., 7.875%, 2018		1,840,000	2,005,600
Millar Western Forest Products Ltd., 8.5%, 2021 (z)		595,000	446,250
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	1,920,000	2,637,029
Tembec Industries, Inc., 11.25%, 2018		$2,195,000	2,304,750
Xerium Technologies, Inc., 8.875%, 2018 (z)		1,170,000	1,029,600

			$16,603,478
Gaming & Lodging - 4.4%
Boyd Gaming Corp., 7.125%, 2016		$3,405,000	$3,098,550
FelCor Lodging LP, REIT, 6.75%, 2019		1,545,000	1,504,444
Firekeepers Development Authority, 13.875%, 2015 (n)		2,420,000	2,725,525
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		3,300,000	2,062

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - continued
GWR Operating Partnership LLP, 10.875%, 2017	$1,305,000	$1,432,237
Harrah’s Operating Co., Inc., 11.25%, 2017	5,965,000	6,464,569
Harrah’s Operating Co., Inc., 10%, 2018	571,000	422,540
Harrah’s Operating Co., Inc., 10%, 2018	1,136,000	877,560
Host Hotels & Resorts, Inc., 6.75%, 2016	2,685,000	2,775,619
MGM Mirage, 10.375%, 2014	1,435,000	1,635,900
MGM Mirage, 6.625%, 2015	1,095,000	1,095,000
MGM Mirage, 7.5%, 2016	555,000	556,388
MGM Resorts International, 11.375%, 2018	3,485,000	3,999,038
MGM Resorts International, 9%, 2020	2,645,000	2,982,238
Penn National Gaming, Inc., 8.75%, 2019	4,595,000	5,094,706
Pinnacle Entertainment, Inc., 8.75%, 2020	2,170,000	2,207,975
Seven Seas Cruises S. de R.L., 9.125%, 2019 (n)	2,025,000	2,070,563
Wyndham Worldwide Corp., 7.375%, 2020	2,675,000	3,111,362
Wynn Las Vegas LLC, 7.75%, 2020	3,225,000	3,644,250

		$45,700,526
Industrial - 1.2%
Altra Holdings, Inc., 8.125%, 2016	$1,925,000	$2,064,562
Dematic S.A., 8.75%, 2016 (z)	4,530,000	4,575,300
Hillman Group, Inc., 10.875%, 2018	1,545,000	1,587,488
Hyva Global B.V., 8.625%, 2016 (n)	1,989,000	1,645,898
Mueller Water Products, Inc., 8.75%, 2020	2,440,000	2,665,700

		$12,538,948
Insurance - 0.7%
American International Group, Inc., 8.25%, 2018	$2,765,000	$3,183,909
American International Group, Inc., 8.175% to 2038, FRN to 2068	2,355,000	2,272,575
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	1,300,000	1,537,250

		$6,993,734
Insurance - Health - 0.3%
AMERIGROUP Corp., 7.5%, 2019	$2,455,000	$2,620,712

Insurance - Property & Casualty - 1.0%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)	$3,430,000	$4,373,250
USI Holdings Corp., 9.75%, 2015 (z)	2,155,000	2,111,900
XL Capital Ltd., 6.5% to 2017, FRN to 2049	4,025,000	3,355,844

		$9,840,994
Machinery & Tools - 1.2%
Case Corp., 7.25%, 2016	$1,390,000	$1,515,100
Case New Holland, Inc., 7.875%, 2017	5,625,000	6,482,812

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Machinery & Tools - continued
CNH Capital LLC, 6.25%, 2016 (n)	$785,000	$839,950
Rental Service Corp., 9.5%, 2014	555,000	571,650
RSC Equipment Rental, Inc., 8.25%, 2021	2,910,000	3,004,575

		$12,414,087
Major Banks - 0.6%
Bank of America Corp., 5.65%, 2018	$1,460,000	$1,493,660
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (a)(d)(n)	1,370,000	1,054,900
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	4,605,000	3,568,875

		$6,117,435
Medical & Health Technology & Services - 5.3%
Biomet, Inc., 10%, 2017	$2,880,000	$3,110,400
Biomet, Inc., 10.375%, 2017 (p)	900,000	976,500
Biomet, Inc., 11.625%, 2017	1,860,000	2,022,750
Davita, Inc., 6.375%, 2018	4,130,000	4,346,825
Davita, Inc., 6.625%, 2020	1,270,000	1,349,375
Emdeon, Inc., 11%, 2019 (n)	1,355,000	1,463,400
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	2,540,000	2,863,850
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (z)	1,005,000	1,031,381
HCA, Inc., 8.5%, 2019	7,955,000	8,830,050
HCA, Inc., 7.5%, 2022	4,285,000	4,584,950
HealthSouth Corp., 8.125%, 2020	4,310,000	4,568,600
Physio-Control, Inc., 9.875%, 2019 (z)	1,860,000	1,934,400
Teleflex, Inc., 6.875%, 2019	2,645,000	2,830,150
Tenet Healthcare Corp., 9.25%, 2015	1,805,000	1,962,938
United Surgical Partners International, Inc., 8.875%, 2017	1,570,000	1,644,575
United Surgical Partners International, Inc., 9.25%, 2017 (p)	2,055,000	2,085,825
Universal Health Services, Inc., 7%, 2018	2,130,000	2,241,825
Universal Hospital Services, Inc., 8.5%, 2015 (p)	4,225,000	4,351,750
Universal Hospital Services, Inc., FRN, 4.121%, 2015	1,015,000	951,563
Vanguard Health Systems, Inc., 0%, 2016	7,000	4,568
Vanguard Health Systems, Inc., 8%, 2018	1,605,000	1,681,238

		$54,836,913
Metals & Mining - 2.5%
AK Steel Corp., 7.625%, 2020	$1,655,000	$1,634,313
Arch Coal, Inc., 7%, 2019 (n)	2,695,000	2,701,737
Arch Coal, Inc., 7.25%, 2020	1,275,000	1,281,375
Cloud Peak Energy, Inc., 8.25%, 2017	5,250,000	5,670,000
Cloud Peak Energy, Inc., 8.5%, 2019	3,595,000	3,927,537
Consol Energy, Inc., 8%, 2017	1,985,000	2,143,800

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Metals & Mining - continued
Consol Energy, Inc., 8.25%, 2020	$1,330,000	$1,441,387
Fortescue Metals Group Ltd., 6.875%, 2018 (n)	830,000	844,525
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	2,340,000	2,509,650
Peabody Energy Corp., 6%, 2018 (n)	2,295,000	2,363,850
Peabody Energy Corp., 6.25%, 2021 (n)	1,295,000	1,333,850

		$25,852,024
Natural Gas - Distribution - 0.4%
AmeriGas Finance LLC, 6.75%, 2020	$2,110,000	$2,110,000
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	1,665,000	1,440,225

		$3,550,225
Natural Gas - Pipeline - 2.5%
Atlas Pipeline Partners LP, 8.75%, 2018	$2,155,000	$2,311,237
Atlas Pipeline Partners LP/Finance Corp., 8.75%, 2018 (n)	2,365,000	2,524,637
Crosstex Energy, Inc., 8.875%, 2018	4,455,000	4,833,675
El Paso Corp., 7%, 2017	3,790,000	4,196,883
El Paso Corp., 7.75%, 2032	4,425,000	5,198,154
Energy Transfer Equity LP, 7.5%, 2020	3,590,000	3,966,950
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	1,721,000	1,858,680
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	1,047,000	1,107,202

		$25,997,418
Network & Telecom - 2.1%
Cincinnati Bell, Inc., 8.25%, 2017	$850,000	$874,437
Cincinnati Bell, Inc., 8.75%, 2018	3,110,000	2,993,375
Citizens Communications Co., 9%, 2031	1,795,000	1,597,550
Eileme 2 AB, 11.625%, 2020 (z)	2,149,000	2,189,919
Frontier Communications Corp., 8.25%, 2017	760,000	765,700
Frontier Communications Corp., 8.125%, 2018	1,445,000	1,441,387
Frontier Communications Corp., 8.5%, 2020	1,122,000	1,110,780
Qwest Communications International, Inc., 7.125%, 2018 (n)	3,990,000	4,269,300
Windstream Corp., 8.125%, 2018	570,000	621,300
Windstream Corp., 7.75%, 2020	3,965,000	4,282,200
Windstream Corp., 7.75%, 2021	1,215,000	1,312,200

		$21,458,148
Oil Services - 1.1%
Chesapeake Energy Corp., 6.625%, 2019 (n)	$1,035,000	$1,040,175
Dresser-Rand Group, Inc., 6.5%, 2021 (n)	545,000	562,712
Edgen Murray Corp., 12.25%, 2015	1,675,000	1,557,750
Expro Finance Luxembourg, 8.5%, 2016 (n)	1,895,000	1,719,712
McJunkin Red Man Holding Corp., 9.5%, 2016	1,605,000	1,699,294

20

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Oil Services - continued
Pioneer Drilling Co., 9.875%, 2018		$3,685,000	$3,924,525
Pioneer Drilling Co., 9.875%, 2018 (n)		515,000	548,475
Unit Corp., 6.625%, 2021		555,000	560,550

			$11,613,193
Other Banks & Diversified Financials - 1.4%
Capital One Financial Corp., 10.25%, 2039		$3,515,000	$3,677,569
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		1,905,000	1,794,358
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		2,620,000	2,174,600
Santander UK PLC, 8.963% to 2030, FRN to 2049		7,421,000	6,604,690

			$14,251,217
Pharmaceuticals - 0.5%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	1,370,000	$1,921,951
Endo Pharmaceuticals Holdings, Inc., 7%, 2019		$1,170,000	1,269,450
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		2,075,000	2,108,719

			$5,300,120
Pollution Control - 0.3%
WCA Waste Corp., 7.5%, 2019 (n)		$2,790,000	$2,873,700

Printing & Publishing - 0.5%
American Media, Inc., 13.5%, 2018 (z)		$297,449	$232,010
Nielsen Finance LLC, 11.5%, 2016		1,311,000	1,504,373
Nielsen Finance LLC, 7.75%, 2018		2,760,000	3,073,950

			$4,810,333
Railroad & Shipping - 0.1%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021		$1,295,000	$1,392,125

Real Estate - 1.0%
CB Richard Ellis Group, Inc., 11.625%, 2017		$1,680,000	$1,940,400
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019		1,300,000	1,207,375
Entertainment Properties Trust, REIT, 7.75%, 2020		3,050,000	3,288,781
Kennedy Wilson, Inc., 8.75%, 2019 (n)		1,220,000	1,229,150
MPT Operating Partnership LP, REIT, 6.875%, 2021		2,435,000	2,526,313

			$10,192,019
Retailers - 2.7%
Academy Ltd., 9.25%, 2019 (n)		$1,465,000	$1,455,844
Burlington Coat Factory Warehouse Corp., 10%, 2019		2,850,000	2,707,500
J. Crew Group, Inc., 8.125%, 2019		2,355,000	2,284,350
Limited Brands, Inc., 6.9%, 2017		1,960,000	2,136,400

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Retailers - continued
Limited Brands, Inc., 7%, 2020	$1,520,000	$1,687,200
Limited Brands, Inc., 6.95%, 2033	1,080,000	1,026,000
Neiman Marcus Group, Inc., 10.375%, 2015	3,090,000	3,209,768
QVC, Inc., 7.375%, 2020 (n)	1,995,000	2,179,538
Rite Aid Corp., 9.375%, 2015	1,660,000	1,672,450
Sally Beauty Holdings, Inc., 6.875%, 2019 (n)	1,285,000	1,374,950
Toys “R” Us Property Co. II LLC, 8.5%, 2017	466,000	499,203
Toys “R” Us, Inc., 10.75%, 2017	4,665,000	5,189,813
Yankee Acquisition Corp., 8.5%, 2015	685,000	699,556
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	1,260,000	1,200,150

		$27,322,722
Specialty Chemicals - 0.1%
Koppers, Inc., 7.875%, 2019	$1,115,000	$1,176,325

Specialty Stores - 0.4%
Michaels Stores, Inc., 11.375%, 2016	$1,920,000	$2,035,008
Michaels Stores, Inc., 7.75%, 2018	2,050,000	2,139,688

		$4,174,696
Telecommunications - Wireless - 4.3%
Clearwire Corp., 12%, 2015 (n)	$2,795,000	$2,634,287
Cricket Communications, Inc., 7.75%, 2016	2,040,000	2,162,400
Cricket Communications, Inc., 7.75%, 2020	2,985,000	2,843,212
Crown Castle International Corp., 9%, 2015	2,705,000	2,948,450
Crown Castle International Corp., 7.125%, 2019	4,420,000	4,806,750
Digicel Group Ltd., 12%, 2014 (n)	560,000	631,400
Digicel Group Ltd., 8.25%, 2017 (n)	3,050,000	3,202,500
Digicel Group Ltd., 10.5%, 2018 (n)	2,540,000	2,673,350
MetroPCS Wireless, Inc., 7.875%, 2018	1,585,000	1,672,175
MetroPCS Wireless, Inc., 6.625%, 2020	660,000	655,050
NII Holdings, Inc., 7.625%, 2021	2,280,000	2,337,000
Sprint Capital Corp., 6.875%, 2028	2,280,000	1,690,050
Sprint Nextel Corp., 6%, 2016	4,060,000	3,582,950
Sprint Nextel Corp., 8.375%, 2017	2,611,000	2,428,230
Sprint Nextel Corp., 9%, 2018 (n)	1,350,000	1,454,625
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	4,835,000	4,786,650
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	3,485,000	3,380,450

		$43,889,529
Telephone Services - 0.6%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$1,240,000	$1,289,600
Level 3 Financing, Inc., 9.375%, 2019	2,510,000	2,648,050

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telephone Services - continued
Level 3 Financing, Inc., 8.625%, 2020 (z)	$1,315,000	$1,347,875
Sable International Finance Ltd., 8.75%, 2020 (z)	555,000	575,813

		$5,861,338
Transportation - 0.1%
Navios South American Logistics, Inc., 9.25%, 2019 (n)	$1,312,000	$1,075,840

Transportation - Services - 2.3%
ACL I Corp., 11.375%, 2016 (n)(p)	$2,838,940	$2,432,735
Aguila American Resources Ltd., 7.875%, 2018 (n)	1,640,000	1,666,650
Avis Budget Car Rental LLC, 9.75%, 2020	1,130,000	1,231,700
CEVA Group PLC, 8.375%, 2017 (z)	2,600,000	2,525,250
Commercial Barge Line Co., 12.5%, 2017	5,900,000	6,445,750
Hertz Corp., 7.5%, 2018	1,905,000	2,038,350
Navios Maritime Acquisition Corp., 8.625%, 2017	3,385,000	2,538,750
Navios Maritime Holdings, Inc., 8.875%, 2017	2,040,000	2,019,600
Swift Services Holdings, Inc., 10%, 2018	2,835,000	3,079,519

		$23,978,304
Utilities - Electric Power - 5.0%
AES Corp., 8%, 2017	$2,810,000	$3,154,225
Atlantic Power Corp., 9%, 2018 (z)	1,455,000	1,502,287
Calpine Corp., 8%, 2016 (n)	2,690,000	2,898,475
Calpine Corp., 7.875%, 2020 (n)	4,068,000	4,383,270
Covanta Holding Corp., 7.25%, 2020	3,565,000	3,759,439
Dolphin Subsidiary ll, Inc., 7.25%, 2021 (n)	2,085,000	2,319,562
Edison Mission Energy, 7%, 2017	2,780,000	1,612,400
EDP Finance B.V., 6%, 2018 (n)	5,200,000	4,528,597
Enel Finance International S.A., 6%, 2039 (n)	1,760,000	1,496,766
Energy Future Holdings Corp., 10%, 2020	3,385,000	3,630,412
Energy Future Holdings Corp., 10%, 2020	8,650,000	9,320,375
GenOn Energy, Inc., 9.5%, 2018	970,000	916,650
GenOn Energy, Inc., 9.875%, 2020	5,390,000	5,012,700
NRG Energy, Inc., 7.375%, 2017	1,580,000	1,633,325
NRG Energy, Inc., 8.25%, 2020	4,065,000	4,004,025
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	1,345,000	1,015,475

		$51,187,983
Total Bonds (Identified Cost, $933,174,535)		$941,736,297

Floating Rate Loans (g)(r) - 0.6%
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan B, 10.5%, 2014	$1,880,002	$1,478,152

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Financial Institutions - 0.1%
Springleaf Finance Corp., Term Loan, 5.5%, 2017	$1,315,949	$1,223,832

Oil Services - 0.3%
Samson Resources Co., Term Loan, 8%, 2012	$2,655,000	$2,655,000

Utilities - Electric Power - 0.1%
Dynegy Holdings, Inc., Term Loan B, 9.25%, 2016	$558,996	$568,578
Dynegy Holdings, Inc., Term Loan B-1, 9.25%, 2016	372,664	361,111

		$929,689
Total Floating Rate Loans (Identified Cost, $6,702,036)		$6,286,673

Common Stocks - 0.3%
Automotive - 0.0%
Accuride Corp. (a)	65,068	$487,359

Broadcasting - 0.2%
New Young Broadcasting Holding Co., Inc. (a)	598	$1,734,200

Printing & Publishing - 0.1%
American Media Operations, Inc. (a)	76,223	$906,291

Special Products & Services - 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	8,843	$309,505
Total Common Stocks (Identified Cost, $6,771,218)		$3,437,355

Convertible Preferred Stocks - 0.2%
Automotive - 0.2%
General Motors Co., 4.75% (Identified Cost, $2,354,500)	$47,090	$1,886,425

Convertible Bonds - 0.2%
Network & Telecom - 0.2%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $2,149,150) (a)(d)	$2,180,000	$2,158,200

Preferred Stocks - 0.8%
Other Banks & Diversified Financials - 0.8%
Ally Financial, Inc., 7% (n)	1,439	$1,158,710
Ally Financial, Inc., “A”, 8.5%	256,331	5,359,881
GMAC Capital Trust I, 8.125%	90,100	1,999,319
Total Preferred Stocks (Identified Cost, $9,801,400)		$8,517,910

24

Portfolio of Investments – continued

Warrants - 0.2%
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

Broadcasting - 0.2%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $1,296,653) (a)	$0.01	7/14/10	670	$1,943,000

Money Market Funds - 4.6%
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)			47,548,693	$47,548,693
Total Investments (Identified Cost, $1,009,798,185)				$1,013,514,553

Other Assets, Less Liabilities - 1.6%				16,304,455
Net Assets - 100.0%				$1,029,819,008

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $239,986,332 representing 23.3% of net assets.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Media, Inc., 13.5%, 2018	12/28/10	$301,759	$232,010
Ardagh Packaging Finance PLC, 9.125%, 2020	1/19/12-1/20/12	2,093,529	2,176,550
Atlantic Power Corp., 9%, 2018	10/26/11-1/09/12	1,435,458	1,502,287
BreitBurn Energy Partners LP, 7.875%, 2022	1/10/12	1,596,424	1,610,000
CEVA Group PLC, 8.375%, 2017	1/27/12	2,570,724	2,525,250
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045	3/20/06-11/29/11	1,155,179	23,912
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.859%, 2050	4/12/06-1/26/12	632,948	12,659

25

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
CWCapital Cobalt Ltd., CDO, “G”, FRN, 2.059%, 2050	4/12/06-1/26/12	$1,970,038	$39,401
Dematic S.A., 8.75%, 2016	4/19/11-1/24/12	4,564,024	4,575,300
Dynacast International LLC, 9.25%, 2019	7/12/11-7/15/11	2,320,166	2,329,425
Eileme 2 AB, 11.625%, 2020	1/19/12	2,128,354	2,189,919
Falcon Franchise Loan LLC, FRN, 5.135%, 2025	1/29/03	403,101	662,179
Fresenius Medical Care Capital Trust III, 5.625%, 2019	1/17/12	1,005,000	1,031,381
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11-2/14/11	2,142,028	2,106,677
Heckler & Koch GmbH, 9.5%, 2018	5/06/11-5/10/11	1,684,149	1,056,695
Icahn Enterprises LP, 8%, 2018	1/06/12-1/27/12	2,362,174	2,388,325
JBS USA LLC/JBS USA Finance, 8.25%, 2020	1/25/12-1/31/12	1,609,419	1,617,038
LBI Media, Inc., 8.5%, 2017	7/18/07	1,434,403	746,750
Level 3 Financing, Inc., 8.625%, 2020	1/10/12-1/11/12	1,316,944	1,347,875
Local TV Finance LLC, 9.25%, 2015	11/13/07-2/16/11	3,546,374	3,560,162
Millar Western Forest Products Ltd., 8.5%, 2021	7/27/11-8/15/11	490,348	446,250
Morgan Stanley Capital I, Inc., FRN, 1.381%, 2039	7/20/04	287,454	300,330
Pacific Rubiales Energy Corp., 7.25%, 2021	1/05/12	1,270,414	1,304,138
Packaging Dynamics Corp., 8.75%, 2016	1/25/11-2/01/11	1,052,939	1,088,100
Physio-Control, Inc., 9.875%, 2019	1/13/12-1/30/12	1,890,792	1,934,400
Prestige Brands, Inc., 8.125%, 2020	1/24/12	300,000	311,250
Sable International Finance Ltd., 8.75%, 2020	1/20/12	555,000	575,813
USI Holdings Corp., 9.75%, 2015	5/07/07-6/08/07	2,173,187	2,111,900
Xerium Technologies, Inc., 8.875%, 2018	5/20/11	1,170,000	1,029,600
Total Restricted Securities			$40,835,576
% of Net assets			4.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

26

Portfolio of Investments – continued

Derivative Contracts at 1/31/12

Forward Foreign Currency Exchange Contracts at 1/31/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	Barclays Bank PLC	3,476,013	4/12/12	$4,424,895	$4,547,795	$(122,900)
SELL	EUR	Credit Suisse Group	3,476,013	4/12/12	4,424,512	4,547,795	(123,283)

							$(246,183)

At January 31, 2012, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $962,249,492)	$965,965,860
Underlying affiliated funds, at cost and value	47,548,693
Total investments, at value (identified cost, $1,009,798,185)	$1,013,514,553
Cash	10,761
Receivables for
Investments sold	6,437,998
Fund shares sold	1,769,208
Interest	20,288,841
Other assets	9,939
Total assets	$1,042,031,300
Liabilities
Payables for
Distributions	$994,016
Forward foreign currency exchange contracts	246,183
Investments purchased	9,669,010
Fund shares reacquired	871,737
Payable to affiliates
Investment adviser	26,688
Shareholder servicing costs	236,139
Distribution and service fees	12,224
Program manager fees	8
Payable for independent Trustees’ compensation	66,694
Accrued expenses and other liabilities	89,593
Total liabilities	$12,212,292
Net assets	$1,029,819,008
Net assets consist of
Paid-in capital	$1,262,142,942
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,466,479
Accumulated net realized gain (loss) on investments and foreign currency transactions	(234,267,411)
Accumulated distributions in excess of net investment income	(1,523,002)
Net assets	$1,029,819,008
Shares of beneficial interest outstanding	299,648,455

28

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$462,232,055	134,526,196	$3.44
Class B	25,982,962	7,545,585	3.44
Class C	75,309,283	21,832,392	3.45
Class I	448,607,025	130,598,211	3.44
Class R1	1,200,947	348,994	3.44
Class R2	5,638,892	1,639,974	3.44
Class R3	7,376,024	2,147,207	3.44
Class R4	331,029	96,272	3.44
Class 529A	1,718,545	500,380	3.43
Class 529B	362,340	105,484	3.44
Class 529C	1,059,906	307,760	3.44

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.61 [100 / 95.25 x $3.44] and $3.60 [100 / 95.25 x $3.43], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

29

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$76,612,320
Dividends	847,013
Dividends from underlying affiliated funds	49,705
Total investment income	$77,509,038
Expenses
Management fee	$4,637,696
Distribution and service fees	2,328,539
Program manager fees	2,647
Shareholder servicing costs	1,438,542
Administrative services fee	157,934
Independent Trustees’ compensation	34,910
Custodian fee	168,013
Shareholder communications	74,020
Audit and tax fees	69,917
Legal fees	19,683
Miscellaneous	206,777
Total expenses	$9,138,678
Fees paid indirectly	(455)
Reduction of expenses by investment adviser and distributor	(5,021)
Net expenses	$9,133,202
Net investment income	$68,375,836
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(1,433,687)
Futures contracts	(1,365,726)
Foreign currency transactions	762,122
Net realized gain (loss) on investments and foreign currency transactions	$(2,037,291)
Change in unrealized appreciation (depreciation)
Investments	$(19,744,191)
Futures contracts	(255,122)
Translation of assets and liabilities in foreign currencies	(65,864)
Net unrealized gain (loss) on investments and foreign currency translation	$(20,065,177)
Net realized and unrealized gain (loss) on investments and foreign currency	$(22,102,468)
Change in net assets from operations	$46,273,368

See Notes to Financial Statements

30

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2012	2011
Change in net assets
From operations
Net investment income	$68,375,836	$72,067,791
Net realized gain (loss) on investments and foreign currency transactions	(2,037,291)	28,274,858
Net unrealized gain (loss) on investments and foreign currency translation	(20,065,177)	44,158,121
Change in net assets from operations	$46,273,368	$144,500,770
Distributions declared to shareholders
From net investment income	$(70,548,283)	$(70,836,884)
Change in net assets from fund share transactions	$31,456,676	$(3,047,063)
Total change in net assets	$7,181,761	$70,616,823
Net assets
At beginning of period	1,022,637,247	952,020,424
At end of period (including accumulated distributions in excess of net investment income of $1,523,002 and $2,849,838, respectively)	$1,029,819,008	$1,022,637,247

See Notes to Financial Statements

31

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$3.52	$3.26	$2.49	$3.58		$3.92
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.25	$0.25	$0.26		$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	0.26	0.77	(1.08)		(0.31)
Total from investment operations	$0.16	$0.51	$1.02	$(0.82)		$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.25)	$(0.27)		$(0.30)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.24)	$(0.25)	$(0.25)	$(0.27)		$(0.30)
Net asset value, end of period (x)	$3.44	$3.52	$3.26	$2.49		$3.58
Total return (%) (r)(s)(t)(x)	4.77	16.22	42.99	(24.05)		(1.20)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.93	1.00	1.05		0.97
Expenses after expense reductions (f)	0.92	0.93	1.00	1.05		0.97
Net investment income	6.76	7.53	8.68	8.22		7.17
Portfolio turnover	60	66	58	61		66
Net assets at end of period (000 omitted)	$462,232	$501,139	$531,990	$360,076		$504,159

See Notes to Financial Statements

32

Financial Highlights – continued

Class B	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$3.53	$3.26	$2.50	$3.59		$3.93
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.23	$0.23	$0.24		$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	0.26	0.76	(1.08)		(0.32)
Total from investment operations	$0.12	$0.49	$0.99	$(0.84)		$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.23)	$(0.25)		$(0.27)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.21)	$(0.22)	$(0.23)	$(0.25)		$(0.27)
Net asset value, end of period (x)	$3.44	$3.53	$3.26	$2.50		$3.59
Total return (%) (r)(s)(t)(x)	3.70	15.69	41.40	(24.51)		(1.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.68	1.75	1.75		1.67
Expenses after expense reductions (f)	1.67	1.68	1.75	1.75		1.67
Net investment income	5.99	6.78	8.11	7.41		6.47
Portfolio turnover	60	66	58	61		66
Net assets at end of period (000 omitted)	$25,983	$37,772	$46,690	$52,384		$113,331

Class C	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$3.53	$3.27	$2.50	$3.60		$3.94
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.23	$0.23	$0.24		$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	0.25	0.77	(1.09)		(0.32)
Total from investment operations	$0.13	$0.48	$1.00	$(0.85)		$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.23)	$(0.25)		$(0.27)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.21)	$(0.22)	$(0.23)	$(0.25)		$(0.27)
Net asset value, end of period (x)	$3.45	$3.53	$3.27	$2.50		$3.60
Total return (%) (r)(s)(t)(x)	4.00	15.34	41.82	(24.72)		(1.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.68	1.74	1.75		1.67
Expenses after expense reductions (f)	1.67	1.68	1.74	1.75		1.67
Net investment income	5.99	6.74	7.80	7.44		6.46
Portfolio turnover	60	66	58	61		66
Net assets at end of period (000 omitted)	$75,309	$80,802	$73,475	$39,345		$69,505

See Notes to Financial Statements

33

Financial Highlights – continued

Class I	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$3.52	$3.25	$2.49	$3.58		$3.92
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.26	$0.26	$0.27		$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	0.27	0.76	(1.08)		(0.32)
Total from investment operations	$0.17	$0.53	$1.02	$(0.81)		$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)	$(0.26)	$(0.28)		$(0.31)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.25)	$(0.26)	$(0.26)	$(0.28)		$(0.31)
Net asset value, end of period (x)	$3.44	$3.52	$3.25	$2.49		$3.58
Total return (%) (r)(s)(x)	5.03	16.86	42.90	(23.82)		(0.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.68	0.75	0.76		0.67
Expenses after expense reductions (f)	0.68	0.68	0.75	0.76		0.67
Net investment income	7.02	7.75	8.97	8.55		7.47
Portfolio turnover	60	66	58	61		66
Net assets at end of period (000 omitted)	$448,607	$386,185	$283,704	$185,811		$257,572

Class R1	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$3.52	$3.26	$2.50	$3.59		$3.93
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.23	$0.23	$0.24		$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	0.25	0.76	(1.09)		(0.31)
Total from investment operations	$0.13	$0.48	$0.99	$(0.85)		$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.23)	$(0.24)		$(0.27)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.21)	$(0.22)	$(0.23)	$(0.24)		$(0.27)
Net asset value, end of period (x)	$3.44	$3.52	$3.26	$2.50		$3.59
Total return (%) (r)(s)(x)	4.00	15.36	41.39	(24.52)		(1.96)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.68	1.74	1.76		1.77
Expenses after expense reductions (f)	1.67	1.68	1.74	1.76		1.76
Net investment income	6.01	6.78	7.96	7.53		6.35
Portfolio turnover	60	66	58	61		66
Net assets at end of period (000 omitted)	$1,201	$1,138	$1,200	$937		$1,273
See Notes to Financial Statements

34

Financial Highlights – continued

Class R2	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$3.52	$3.26	$2.49	$3.58		$3.93
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.24	$0.24	$0.25		$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	0.26	0.78	(1.08)		(0.32)
Total from investment operations	$0.15	$0.50	$1.02	$(0.83)		$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.25)	$(0.26)		$(0.29)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.23)	$(0.24)	$(0.25)	$(0.26)		$(0.29)
Net asset value, end of period (x)	$3.44	$3.52	$3.26	$2.49		$3.58
Total return (%) (r)(s)(x)	4.51	15.93	42.65	(24.21)		(1.79)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.18	1.25	1.25		1.30
Expenses after expense reductions (f)	1.17	1.18	1.25	1.25		1.29
Net investment income	6.52	7.27	8.47	7.99		6.83
Portfolio turnover	60	66	58	61		66
Net assets at end of period (000 omitted)	$5,639	$5,653	$5,251	$3,446		$5,525

Class R3	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$3.52	$3.25	$2.49	$3.58		$3.92
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.25	$0.25	$0.26		$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	0.27	0.76	(1.08)		(0.31)
Total from investment operations	$0.16	$0.52	$1.01	$(0.82)		$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.25)	$(0.27)		$(0.30)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.24)	$(0.25)	$(0.25)	$(0.27)		$(0.30)
Net asset value, end of period (x)	$3.44	$3.52	$3.25	$2.49		$3.58
Total return (%) (r)(s)(x)	4.77	16.58	42.55	(24.02)		(1.28)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.93	1.00	1.01		1.05
Expenses after expense reductions (f)	0.93	0.93	1.00	1.01		1.05
Net investment income	6.78	7.54	8.75	8.35		7.08
Portfolio turnover	60	66	58	61		66
Net assets at end of period (000 omitted)	$7,376	$7,281	$7,929	$6,706		$8,065

See Notes to Financial Statements

35

Financial Highlights – continued

Class R4	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$3.52	$3.26	$2.49	$3.58		$3.92
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.26	$0.26	$0.27		$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	0.26	0.77	(1.08)		(0.31)
Total from investment operations	$0.17	$0.52	$1.03	$(0.81)		$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)	$(0.26)	$(0.28)		$(0.31)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.25)	$(0.26)	$(0.26)	$(0.28)		$(0.31)
Net asset value, end of period (x)	$3.44	$3.52	$3.26	$2.49		$3.58
Total return (%) (r)(s)(x)	5.04	16.50	43.33	(23.82)		(0.99)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.68	0.74	0.76		0.76
Expenses after expense reductions (f)	0.67	0.68	0.74	0.76		0.76
Net investment income	7.02	7.72	8.78	8.56		7.38
Portfolio turnover	60	66	58	61		66
Net assets at end of period (000 omitted)	$331	$316	$148	$44		$58

Class 529A	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$3.52	$3.25	$2.49	$3.58		$3.92
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.25	$0.25	$0.25		$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	0.26	0.76	(1.08)		(0.31)
Total from investment operations	$0.15	$0.51	$1.01	$(0.83)		$(0.05)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.24)	$(0.25)	$(0.26)		$(0.29)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.24)	$(0.24)	$(0.25)	$(0.26)		$(0.29)
Net asset value, end of period (x)	$3.43	$3.52	$3.25	$2.49		$3.58
Total return (%) (r)(s)(t)(x)	4.40	16.46	42.40	(24.19)		(1.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.03	1.10	1.23		1.27
Expenses after expense reductions (f)	1.00	1.03	1.10	1.23		1.27
Net investment income	6.71	7.41	8.62	8.07		6.87
Portfolio turnover	60	66	58	61		66
Net assets at end of period (000 omitted)	$1,719	$1,215	$858	$579		$849

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529B	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$3.52	$3.25	$2.49	$3.58		$3.92
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.22	$0.23	$0.23		$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	0.27	0.76	(1.08)		(0.32)
Total from investment operations	$0.13	$0.49	$0.99	$(0.85)		$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.23)	$(0.24)		$(0.26)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.21)	$(0.22)	$(0.23)	$(0.24)		$(0.26)
Net asset value, end of period (x)	$3.44	$3.52	$3.25	$2.49		$3.58
Total return (%) (r)(s)(t)(x)	3.92	15.60	41.40	(24.70)		(2.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.78	1.84	1.88		1.92
Expenses after expense reductions (f)	1.75	1.78	1.84	1.88		1.92
Net investment income	5.95	6.65	7.82	7.43		6.22
Portfolio turnover	60	66	58	61		66
Net assets at end of period (000 omitted)	$362	$398	$315	$183		$213

See Notes to Financial Statements

37

Financial Highlights – continued

Class 529C	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$3.52	$3.26	$2.50	$3.59		$3.93
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.22	$0.23	$0.23		$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	0.26	0.76	(1.08)		(0.32)
Total from investment operations	$0.13	$0.48	$0.99	$(0.85)		$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.23)	$(0.24)		$(0.26)
From tax return of capital	—	—	—	(0.00	)(w)	—
Total distributions declared to shareholders	$(0.21)	$(0.22)	$(0.23)	$(0.24)		$(0.26)
Net asset value, end of period (x)	$3.44	$3.52	$3.26	$2.50		$3.59
Total return (%) (r)(s)(t)(x)	3.92	15.25	41.26	(24.61)		(2.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.78	1.84	1.88		1.92
Expenses after expense reductions (f)	1.74	1.77	1.84	1.88		1.91
Net investment income	5.94	6.61	7.71	7.39		6.21
Portfolio turnover	60	66	58	61		66
Net assets at end of period (000 omitted)	$1,060	$739	$462	$221		$322

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

38

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Income Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party

39

Notes to Financial Statements – continued

pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign

40

Notes to Financial Statements – continued

exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$9,732,984	$5,145,415	$906,291	$15,784,690
Corporate Bonds	—	796,602,804	—	796,602,804
Commercial Mortgage-Backed Securities	—	4,181,402	—	4,181,402
Asset-Backed Securities (including CDOs)	—	2,182,649	—	2,182,649
Foreign Bonds	—	140,927,642	—	140,927,642
Floating Rate Loans	—	6,286,673	—	6,286,673
Mutual Funds	47,548,693	—	—	47,548,693
Total Investments	$57,281,677	$955,326,585	$906,291	$1,013,514,553

41

Notes to Financial Statements – continued

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Currency Contracts	$—	$(246,183)	$—	$(246,183)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Floating Rate Loans	Equity Securities	Asset-Backed Securities	Corporate Bonds	Total
Balance as of 1/31/11	$0	$0	$1,128,972	$0	$1,128,972
Accretion/Amortization	(699)	—	—	—	(699)
Realized gain (loss)	(458,566)	—	(1,871,191)	(961,897)	(3,291,654)
Change in unrealized appreciation (depreciation)	459,265	0	1,323,719	961,897	2,744,881
Sales	—	0	(581,500)	0	(581,500)
Transfers into level 3	—	906,291	—	—	906,291
Balance as of 1/31/12	$—	$906,291	$—	$0	$906,291

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at January 31, 2012 is $0.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

42

Notes to Financial Statements – continued

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$—	$(246,183)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate	$(1,365,726)	$—	$—
Foreign Exchange	—	781,660	—
Equity	—	—	(682,932)
Total	$(1,365,726)	$781,660	$(682,932)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(255,122)	$—	$—
Foreign Exchange	—	(59,773)	—
Equity	—	—	229,779
Total	$(255,122)	$(59,773)	$229,779

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to

43

Notes to Financial Statements – continued

terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of

44

Notes to Financial Statements – continued

a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to

45

Notes to Financial Statements – continued

unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and

46

Notes to Financial Statements – continued

prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

47

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/12	1/31/11
Ordinary income (including any short-term capital gains)	$70,548,283	$70,836,884

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/12
Cost of investments	$1,013,569,286
Gross appreciation	37,227,918
Gross depreciation	(37,282,651)
Net unrealized appreciation (depreciation)	$(54,733)
Undistributed ordinary income	4,310,812
Capital loss carryforwards	(227,971,886)
Post-October currency loss deferral	(2,524,424)
Other temporary differences	(6,083,703)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
1/31/13	$(19,406,719)
1/31/14	(20,014,075)
1/31/15	(43,048,498)
1/31/16	(1,964,268)
1/31/17	(94,687,685)
1/31/18	(46,635,154)
Total	$(225,756,399)
Post-enactment losses:
Long-Term	$(2,215,487)

The availability of a portion of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Floating Rate High Income Fund merger, may be limited in a given year.

48

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/12	Year ended 1/31/11
Class A	$33,162,764	$37,097,244
Class B	1,878,765	2,779,381
Class C	4,767,259	5,028,556
Class I	29,588,175	24,715,236
Class R1	70,857	77,125
Class R2	374,119	390,182
Class R3	509,502	595,361
Class R4	23,276	19,912
Class 529A	95,046	74,950
Class 529B	22,722	23,323
Class 529C	55,798	35,614
Total	$70,548,283	$70,836,884

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1.4 billion of average daily net assets	0.46%
Average daily net assets in excess of $1.4 billion	0.44%

The management fee incurred for the year ended January 31, 2012 was equivalent to an annual effective rate of 0.46% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $96,694 and $2,767 for the year ended January 31, 2012, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

49

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,188,236
Class B	0.75%	0.25%	1.00%	1.00%	302,003
Class C	0.75%	0.25%	1.00%	1.00%	764,740
Class R1	0.75%	0.25%	1.00%	1.00%	11,365
Class R2	0.25%	0.25%	0.50%	0.50%	27,782
Class R3	—	0.25%	0.25%	0.25%	18,240
Class 529A	—	0.25%	0.25%	0.25%	3,433
Class 529B	0.75%	0.25%	1.00%	1.00%	3,691
Class 529C	0.75%	0.25%	1.00%	1.00%	9,049
Total Distribution and Service Fees					$2,328,539

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2012, were as follows:

Amount
Class A	$2,250
Class B	31,505
Class C	4,790
Class 529B	20
Class 529C	2

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund

50

Notes to Financial Statements – continued

has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Effective July 1, 2011, MFD has agreed to waive 0.05% of this annual fee for each 529 share class. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until May 31, 2013, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. For the period July 1, 2011 through January 31, 2012, this waiver amounted to $802 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the period July 1, 2011 through January 31, 2012, was equivalent to an annual effective rate of 0.07% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended January 31, 2012, were as follows:

	Fee	Waiver
Class 529A	$1,373	$422
Class 529B	369	103
Class 529C	905	277
Total Program Manager Fees and Waivers	$2,647	$802

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2012, the fee was $421,241, which equated to 0.0418% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $477,190.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended January 31, 2012, these costs for the fund amounted to $540,111 and are reflected in the shareholder servicing costs on the Statement of Operations.

51

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2012 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,351 and the Retirement Deferral plan resulted in an expense of $1,697. Both amounts are included in independent Trustees’ compensation for the year ended January 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $66,604 at January 31, 2012, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with

52

Notes to Financial Statements – continued

Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8,965 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,219, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, in-kind transactions and short-term obligations, aggregated $593,430,531 and $574,246,791, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/12		Year ended 1/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	40,971,097	$141,283,531	45,797,588	$153,567,563
Class B	1,788,219	6,127,252	1,821,037	6,133,285
Class C	3,705,729	12,749,334	5,357,059	18,059,899
Class I	27,474,124	94,109,549	24,412,915	82,230,596
Class R1	66,387	229,409	74,300	248,663
Class R2	395,496	1,357,004	438,086	1,473,954
Class R3	591,107	2,048,397	699,702	2,340,323
Class R4	11,539	39,628	48,099	159,676
Class 529A	177,689	604,420	126,973	429,908
Class 529B	14,943	51,139	22,284	75,560
Class 529C	126,286	434,928	102,988	348,254
	75,322,616	$259,034,591	78,901,031	$265,067,681

53

Notes to Financial Statements – continued

	Year ended 1/31/12		Year ended 1/31/11
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	6,978,303	$23,957,043	7,764,784	$26,069,167
Class B	344,328	1,187,171	484,932	1,629,944
Class C	926,266	3,193,709	960,529	3,241,461
Class I	8,207,085	28,129,205	6,976,972	23,453,053
Class R1	20,616	70,820	22,732	76,393
Class R2	106,634	366,011	112,913	379,535
Class R3	148,175	508,179	176,273	591,473
Class R4	6,783	23,276	5,904	19,912
Class 529A	27,681	94,736	22,191	74,569
Class 529B	6,597	22,646	6,914	23,251
Class 529C	16,205	55,614	10,521	35,532
	16,788,673	$57,608,410	16,544,665	$55,594,290
Shares reacquired
Class A	(55,890,653)	$(191,980,670)	(74,513,998)	$(247,986,505)
Class B	(5,301,302)	(18,317,793)	(5,898,366)	(19,824,808)
Class C	(5,678,043)	(19,553,421)	(5,911,024)	(19,786,778)
Class I	(14,925,778)	(50,763,795)	(8,742,814)	(29,114,619)
Class R1	(61,017)	(208,509)	(142,029)	(474,769)
Class R2	(467,863)	(1,622,299)	(556,918)	(1,872,787)
Class R3	(662,678)	(2,275,166)	(1,241,775)	(4,191,254)
Class R4	(11,819)	(39,318)	(9,546)	(31,634)
Class 529A	(50,566)	(172,531)	(67,394)	(230,653)
Class 529B	(29,299)	(100,666)	(12,773)	(44,053)
Class 529C	(44,246)	(152,157)	(45,553)	(151,174)
	(83,123,264)	$(285,186,325)	(97,142,190)	$(323,709,034)
Net change
Class A	(7,941,253)	$(26,740,096)	(20,951,626)	$(68,349,775)
Class B	(3,168,755)	(11,003,370)	(3,592,397)	(12,061,579)
Class C	(1,046,048)	(3,610,378)	406,564	1,514,582
Class I	20,755,431	71,474,959	22,647,073	76,569,030
Class R1	25,986	91,720	(44,997)	(149,713)
Class R2	34,267	100,716	(5,919)	(19,298)
Class R3	76,604	281,410	(365,800)	(1,259,458)
Class R4	6,503	23,586	44,457	147,954
Class 529A	154,804	526,625	81,770	273,824
Class 529B	(7,759)	(26,881)	16,425	54,758
Class 529C	98,245	338,385	67,956	232,612
	8,988,025	$31,456,676	(1,696,494)	$(3,047,063)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for

54

Notes to Financial Statements – continued

the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 15%, 14%, and 8%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2030 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2012, the fund’s commitment fee and interest expense were $7,786 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	23,534,416	316,929,375	(292,915,098)	47,548,693

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$49,705	$47,548,693

55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (one of the portfolios comprising MFS Series Trust III) (the “Fund”) as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Fund as of January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2012

56

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

59

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

60

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

61

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
William Adams David Cole

62

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

63

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

64

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

65

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® High Yield

Opportunities Fund

ANNUAL REPORT

January 31, 2012

HYO-ANN

MFS® HIGH YIELD OPPORTUNITIES FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. Over the past year, we have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and questions about oil supplies. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses as consumers and businesses struggle with what appears to be a slowing global economy. And now, as the US economy begins to regain its footing, we see the economies of the eurozone heading toward recession as the region’s leaders continue to address sovereign debt crises.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 19, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy — Independent	6.8%
Broadcasting	5.8%
Medical & Health Technology & Services	5.7%
Utilities — Electric Power	4.7%
Telecommunications — Wireless	4.4%

Composition including fixed income credit quality (a)(i)
AAA (o)	0.0%
A	0.4%
BBB	8.3%
BB	22.7%
B	43.9%
CCC	17.8%
CC	0.8%
C	0.4%
D (o)	0.0%
Not Rated	0.8%
Non-Fixed Income	1.7%
Cash & Other	3.2%

Portfolio facts (i)
Average Duration (d)	4.2
Average Effective Maturity (m)	7.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 1/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2012, Class A shares of the MFS High Yield Opportunities Fund (the “fund”) provided a total return of 4.21%, at net asset value. This compares with a return of 5.81% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Effective September 15, 2011 the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark. The Barclays Capital U.S. High-Yield Corporate Bond Index generated a return of 5.83% over the reporting period.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral eurozone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Despite the continued and considerable uncertainty surrounding Greece, additional liquidity from the European Central Bank, coupled with somewhat better global macroeconomic data, improved market dynamics into the end of the period.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s lesser exposure to the industrials and telecommunications sectors detracted from performance as both market segments outperformed the benchmark over the reporting period.

The fund’s greater exposure to “BBB” and “CCC” rated (r) securities was another negative factor for relative results.

4

Management Review – continued

Relative to the benchmark, the fund’s greater exposure to emerging markets debt, particularly Latin America, detracted from relative performance as this market segment turned in poor performance over the reporting period.

Among individual securities, the fund’s debt holdings of JPMorgan Chase commercial mortgage-backed securities, aviation company Hawker Beechcraft Acquisition, and small firearms manufacturer Heckler & Koch GmbH were top relative detractors. Holdings of financial services firm Ally Financial also held back relative returns.

Contributors to Performance

The fund’s lesser exposure to “BB” and “B” rated securities contributed to performance as these credit quality sectors underperformed higher-rated securities.

The fund’s return from yield, which was greater than that of the benchmark, contributed to relative performance.

Top individual contributors over the reporting period included the fund’s debt holdings of oil and gas exploration and production company Petroleos de Venezuela, oil sands development company OPTI Canada (h), Spanish-language network television operator Univision, and television station operator Local TV Finance LLC.

Respectfully,

William Adams	David Cole	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective May 1, 2011, William Adams replaced John Addeo as a co-manager of the fund.

(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	7/01/98	4.21%	5.00%	7.86%	N/A
B	7/01/98	3.44%	4.28%	7.15%	N/A
C	7/01/98	3.59%	4.32%	7.16%	N/A
I	7/01/98	4.47%	5.29%	8.19%	N/A
W	6/02/08	4.20%	N/A	N/A	6.67%
R1	6/02/08	3.44%	N/A	N/A	5.77%
R2	6/02/08	3.96%	N/A	N/A	6.30%
R3	6/02/08	4.37%	N/A	N/A	6.60%
R4	6/02/08	4.47%	N/A	N/A	6.82%
Comparative benchmarks
Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(z)		5.81%	8.14%	9.21%	N/A
Barclays Capital U.S. High-Yield Corporate Bond Index (f)(z)		5.83%	7.95%	9.10%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		(0.74)%	3.98%	7.34%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(0.44)%	4.00%	7.15%	N/A
C With CDSC (1% for 12 months) (x)		2.62%	4.32%	7.16%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(z)	Effective September 15, 2011, the Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays Capital U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark as the new benchmark more appropriately aligns with the fund’s investment strategy.

7

Performance Summary – continued

Benchmark Definitions

Barclays Capital U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays Capital U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2011 through January 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2011 through January 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/11	Ending Account Value 1/31/12	Expenses Paid During Period (p) 8/01/11-1/31/12
A	Actual	1.05%	$1,000.00	$1,006.42	$5.31
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$1,002.76	$9.09
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$1,004.21	$9.09
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$1,007.72	$4.05
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
W	Actual	0.90%	$1,000.00	$1,005.59	$4.55
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
R1	Actual	1.80%	$1,000.00	$1,002.75	$9.09
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.30%	$1,000.00	$1,005.28	$6.57
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R3	Actual	1.05%	$1,000.00	$1,008.02	$5.31
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$1,007.68	$4.05
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 92.7%
Issuer	Shares/Par		Value ($)

Aerospace - 1.4%
Bombardier, Inc., 7.5%, 2018 (n)		$2,165,000	$2,424,800
Bombardier, Inc., 7.75%, 2020 (n)		865,000	981,775
CPI International, Inc., 8%, 2018		1,615,000	1,388,890
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015		3,047,000	807,455
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	1,163,000	1,034,458
Huntington Ingalls Industries, Inc., 7.125%, 2021 (n)		$1,700,000	1,776,500

			$8,413,878
Airlines - 0.0%
Tam Capital 3, Inc., 8.375%, 2021 (n)		$237,000	$245,295

Apparel Manufacturers - 0.6%
Hanesbrands, Inc., 8%, 2016		$535,000	$589,838
Hanesbrands, Inc., 6.375%, 2020		855,000	891,338
Jones Group, Inc., 6.875%, 2019		535,000	480,163
Phillips-Van Heusen Corp., 7.375%, 2020		1,500,000	1,657,500

			$3,618,839
Asset-Backed & Securitized - 1.3%
Arbor Realty Mortgage Securities, CDO, FRN, 2.861%, 2038 (z)		$1,136,457	$147,739
ARCap REIT, Inc., CDO, “H”, FRN, 6.1%, 2045 (a)(d)(z)		82,705	8
Banc of America Commercial Mortgage, Inc., FRN, 6.438%, 2018 (z)		3,830,049	1,606,054
Citigroup Commercial Mortgage Trust, FRN, 5.885%, 2017		2,500,000	700,000
Crest Ltd., CDO, 7%, 2040 (a)(p)		1,121,783	56,089
Falcon Franchise Loan LLC, FRN, 5.135%, 2025 (i)(z)		660,932	84,004
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		1,160,327	1,108,112
JPMorgan Chase Commercial Mortgage Securities Corp., “B”, FRN, 5.93%, 2049		1,607,194	642,490
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 5.93%, 2049		2,453,353	825,953
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.256%, 2051		1,390,000	552,450
JPMorgan Chase Commercial Mortgage Securities Corp., “D”, FRN, 5.93%, 2049		6,734,569	1,559,127
LB Commercial Conduit Mortgage Trust, FRN, 1.071%, 2030 (i)		1,247,633	19,040
Morgan Stanley Capital I, Inc., FRN, 1.381%, 2039 (i)(z)		2,519,729	62,993
Preferred Term Securities XII Ltd., CDO, 0%, 2033 (a)(c)(z)		1,775,000	533

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Preferred Term Securities XVI Ltd., CDO, 0%, 2035 (a)(c)(z)	$3,250,000	$325
Preferred Term Securities XVII Ltd., CDO, 0%, 2035 (a)(c)(z)	1,813,000	181
Wachovia Bank Commercial Mortgage Trust, FRN, 5.874%, 2047	1,607,503	308,510
Wachovia Bank Commercial Mortgage Trust, FRN, 5.934%, 2047	1,014,976	160,560

		$7,834,168
Automotive - 2.6%
Accuride Corp., 9.5%, 2018	$2,375,000	$2,446,250
Allison Transmission, Inc., 7.125%, 2019 (n)	1,435,000	1,443,969
Automotores Gildemeister S.A., 8.25%, 2021 (n)	116,000	118,900
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 2021 (n)	1,105,000	1,055,275
Ford Motor Co., 7.45%, 2031	1,655,000	2,039,788
Ford Motor Credit Co. LLC, 12%, 2015	2,380,000	2,969,050
General Motors Financial Co., Inc., 6.75%, 2018 (n)	1,425,000	1,482,000
Jaguar Land Rover PLC, 7.75%, 2018 (n)	335,000	332,488
Jaguar Land Rover PLC, 8.125%, 2021 (n)	2,490,000	2,440,200
Lear Corp., 8.125%, 2020	980,000	1,093,925

		$15,421,845
Basic Industry - 0.2%
Trimas Corp., 9.75%, 2017	$1,305,000	$1,428,975

Broadcasting - 5.3%
Allbritton Communications Co., 8%, 2018	$1,320,000	$1,362,900
AMC Networks, Inc., 7.75%, 2021 (n)	1,027,000	1,128,416
Clear Channel Communications, Inc., 9%, 2021	2,624,000	2,282,880
EH Holding Corp., 7.625%, 2021 (n)	1,045,000	1,102,475
Gray Television, Inc., 10.5%, 2015	1,070,000	1,110,125
Inmarsat Finance PLC, 7.375%, 2017 (n)	1,570,000	1,654,388
Intelsat Bermuda Ltd., 11.25%, 2017	3,015,000	3,045,150
Intelsat Jackson Holdings Ltd., 9.5%, 2016	815,000	855,750
Intelsat Jackson Holdings Ltd., 11.25%, 2016	1,330,000	1,409,800
LBI Media Holdings, Inc., 11%, 2013	2,110,000	1,877,900
LBI Media, Inc., 8.5%, 2017 (z)	1,420,000	731,300
Liberty Media Corp., 8.5%, 2029	1,440,000	1,418,400
Liberty Media Corp., 8.25%, 2030	175,000	172,375
LIN Television Corp., 8.375%, 2018	430,000	436,450
Local TV Finance LLC, 9.25%, 2015 (p)(z)	2,580,072	2,554,271
Newport Television LLC, 13%, 2017 (n)(p)	1,355,266	1,188,964
Nexstar Broadcasting Group, Inc., 8.875%, 2017	685,000	726,100
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	1,475,000	1,637,250
Sinclair Broadcast Group, Inc., 8.375%, 2018	255,000	271,575
SIRIUS XM Radio, Inc., 13%, 2013 (n)	456,000	519,840

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Broadcasting - continued
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	$1,380,000	$1,542,150
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	1,055,000	1,130,169
Univision Communications, Inc., 6.875%, 2019 (n)	475,000	472,625
Univision Communications, Inc., 7.875%, 2020 (n)	1,225,000	1,274,000
Univision Communications, Inc., 8.5%, 2021 (n)	1,760,000	1,707,200

		$31,612,453
Brokerage & Asset Managers - 0.5%
E*TRADE Financial Corp., 7.875%, 2015	$1,665,000	$1,683,731
E*TRADE Financial Corp., 12.5%, 2017	1,280,000	1,481,600

		$3,165,331
Building - 1.8%
Associated Materials LLC, 9.125%, 2017	$435,000	$421,950
Building Materials Holding Corp., 6.875%, 2018 (n)	1,020,000	1,077,375
Building Materials Holding Corp., 7%, 2020 (n)	335,000	361,800
Building Materials Holding Corp., 6.75%, 2021 (n)	740,000	795,500
CEMEX Espana S.A., 9.25%, 2020	3,090,000	2,595,600
CEMEX Finance LLC, 9.5%, 2016 (n)	601,000	545,408
CEMEX S.A.B. de C.V., 9%, 2018 (n)	609,000	529,830
CEMEX S.A.B. de C.V., FRN, 5.579%, 2015 (n)	236,000	195,880
Masonite International Corp., 8.25%, 2021 (n)	960,000	981,600
Nortek, Inc., 10%, 2018	815,000	835,375
Nortek, Inc., 8.5%, 2021	1,765,000	1,676,750
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625%, 2017 (n)	617,000	647,850

		$10,664,918
Business Services - 1.6%
Ceridian Corp., 12.25%, 2015 (p)	$790,000	$707,050
iGate Corp., 9%, 2016	1,850,000	1,965,625
Interactive Data Corp., 10.25%, 2018	2,090,000	2,314,675
Iron Mountain, Inc., 8.375%, 2021	1,830,000	1,999,275
SunGard Data Systems, Inc., 10.25%, 2015	1,663,000	1,721,205
SunGard Data Systems, Inc., 7.375%, 2018	735,000	775,425

		$9,483,255
Cable TV - 4.2%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)	$405,000	$423,225
Cablevision Systems Corp., 8.625%, 2017	1,655,000	1,845,325
CCH II LLC, 13.5%, 2016	2,445,000	2,817,863
CCO Holdings LLC, 7.875%, 2018	395,000	428,575
CCO Holdings LLC, 8.125%, 2020	1,565,000	1,731,281

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Cable TV - continued
Cequel Communications Holdings, 8.625%, 2017 (n)		$1,670,000	$1,778,550
DISH DBS Corp., 6.75%, 2021		800,000	872,000
EchoStar Corp., 7.125%, 2016		850,000	932,875
Insight Communications Co., Inc., 9.375%, 2018 (n)		1,465,000	1,660,944
Mediacom LLC, 9.125%, 2019		1,895,000	2,056,075
Nara Cable Funding Ltd., 8.875%, 2018 (z)		1,225,000	1,163,750
ONO Finance ll PLC, 10.875%, 2019 (n)		550,000	492,250
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	1,000,000	1,275,349
UPC Holding B.V., 9.875%, 2018 (z)		$1,080,000	1,174,500
UPCB Finance III Ltd., 6.625%, 2020 (n)		1,937,000	1,975,740
Videotron LTEE, 6.875%, 2014		507,000	507,634
Virgin Media Finance PLC, 9.5%, 2016		700,000	791,000
Virgin Media Finance PLC, 8.375%, 2019		935,000	1,047,200
Ziggo Bond Co. B.V., 8%, 2018 (n)		EUR 1,385,000	1,897,703

			$24,871,839
Chemicals - 2.4%
Celanese U.S. Holdings LLC, 6.625%, 2018		$1,305,000	$1,409,400
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		1,825,000	1,820,438
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		415,000	396,325
Huntsman International LLC, 8.625%, 2021		1,120,000	1,229,200
Lyondell Chemical Co., 8%, 2017		222,000	247,530
Lyondell Chemical Co., 11%, 2018		1,423,615	1,558,858
LyondellBasell Industries, Inc., 6%, 2021 (n)		1,800,000	1,957,500
Momentive Performance Materials, Inc., 12.5%, 2014		2,055,000	2,183,438
Momentive Performance Materials, Inc., 11.5%, 2016		2,369,000	1,989,960
Polypore International, Inc., 7.5%, 2017		1,490,000	1,564,500
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)		228,000	247,510

			$14,604,659
Computer Software - 0.6%
Lawson Software, Inc., 11.5%, 2018 (n)		$1,965,000	$1,984,650
Syniverse Holdings, Inc., 9.125%, 2019		1,650,000	1,777,875

			$3,762,525
Computer Software - Systems - 0.8%
CDW LLC/CDW Finance Corp., 12.535%, 2017		$730,000	$790,225
CDW LLC/CDW Finance Corp., 8.5%, 2019		1,760,000	1,848,000
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017		1,825,000	2,002,938
Eagle Parent, Inc., 8.625%, 2019 (n)		110,000	110,000

			$4,751,163

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Conglomerates - 1.4%
Amsted Industries, Inc., 8.125%, 2018 (n)	$2,325,000	$2,511,000
Dynacast International LLC, 9.25%, 2019 (z)	1,230,000	1,248,450
Griffon Corp., 7.125%, 2018	2,105,000	2,136,575
Tomkins LLC/Tomkins, Inc., 9%, 2018	2,475,000	2,741,063

		$8,637,088
Construction - 0.1%
Empresas ICA Sociedad Controladora S.A. de C.V., 8.9%, 2021 (n)	$122,000	$118,645
Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2022 (z)	200,000	200,500

		$319,145
Consumer Products - 1.2%
Easton-Bell Sports, Inc., 9.75%, 2016	$1,055,000	$1,165,775
Elizabeth Arden, Inc., 7.375%, 2021	1,402,000	1,479,110
Jarden Corp., 7.5%, 2020	1,765,000	1,888,550
Libbey Glass, Inc., 10%, 2015	981,000	1,049,670
Prestige Brands, Inc., 8.125%, 2020 (z)	160,000	166,000
Visant Corp., 10%, 2017	1,450,000	1,315,875

		$7,064,980
Consumer Services - 0.6%
Realogy Corp., 11.5%, 2017	$1,380,000	$1,214,400
Service Corp. International, 7%, 2017	1,620,000	1,798,200
Service Corp. International, 7%, 2019	750,000	810,000

		$3,822,600
Containers - 1.6%
Ardagh Packaging Finance PLC, 9.125%, 2020 (z)	$1,060,000	$1,070,600
Exopack Holding Corp., 10%, 2018	1,215,000	1,275,750
Greif, Inc., 6.75%, 2017	630,000	664,650
Greif, Inc., 7.75%, 2019	1,450,000	1,602,250
Packaging Dynamics Corp., 8.75%, 2016 (z)	575,000	601,594
Reynolds Group, 8.75%, 2016 (n)	730,000	777,450
Reynolds Group, 7.125%, 2019 (n)	1,660,000	1,743,000
Reynolds Group, 8.25%, 2021 (n)	975,000	923,813
Sealed Air Corp., 8.125%, 2019 (n)	285,000	315,638
Sealed Air Corp., 8.375%, 2021 (n)	285,000	320,625

		$9,295,370
Defense Electronics - 0.5%
Ducommun, Inc., 9.75%, 2018 (n)	$1,337,000	$1,367,083
ManTech International Corp., 7.25%, 2018	825,000	862,125
MOOG, Inc., 7.25%, 2018	710,000	754,375

		$2,983,583

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Electrical Equipment - 0.2%
Avaya, Inc., 9.75%, 2015	$1,190,000	$1,139,425

Electronics - 1.1%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$2,380,000	$2,600,150
Freescale Semiconductor, Inc., 8.05%, 2020	705,000	692,663
NXP B.V., 9.75%, 2018 (n)	1,079,000	1,205,783
Sensata Technologies B.V., 6.5%, 2019 (n)	1,965,000	2,004,300

		$6,502,896
Emerging Market Quasi-Sovereign - 3.0%
Banco do Brasil S.A., 3.875%, 2017	$1,362,000	$1,356,890
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022 (z)	200,000	206,200
Centrais Eletricas Brasileiras S.A., 5.75%, 2021 (n)	2,433,000	2,559,516
Development Bank of Kazakhstan, 5.5%, 2015 (n)	424,000	425,060
Ecopetrol S.A., 7.625%, 2019	547,000	659,135
Empresa Nacional del Petroleo, 4.75%, 2021 (z)	100,000	103,461
Gaz Capital S.A., 9.25%, 2019	624,000	766,272
Gaz Capital S.A., 5.999%, 2021 (n)	2,047,000	2,087,940
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	420,000	507,696
Majapahit Holding B.V., 7.25%, 2017 (n)	723,000	816,990
Majapahit Holding B.V., 7.75%, 2020 (n)	1,154,000	1,367,490
OJSC Russian Agricultural Bank, FRN, 6%, 2021 (n)	1,387,000	1,300,313
Petrobras International Finance Co., 6.75%, 2041	245,000	278,985
Petroleos de Venezuela S.A., 5.25%, 2017	3,298,000	2,283,865
Petroleos Mexicanos, 4.875%, 2022 (z)	733,000	756,435
Petroleos Mexicanos, 6.5%, 2041 (n)	133,000	146,965
Provence of Buenos Aires, 11.75%, 2015 (n)	1,491,000	1,446,270
PT Perusahaan Listrik Negara, 5.5%, 2021 (n)	270,000	281,475
Sberbank of Russia, 6.125%, 2022 (z)	219,000	219,000
SCF Capital Ltd., 5.375%, 2017 (n)	639,000	565,515

		$18,135,473
Emerging Market Sovereign - 2.2%
Dominican Republic, 7.5%, 2021 (n)	$790,000	$806,985
Government of Ukraine, 6.875%, 2015 (n)	240,000	220,800
Government of Ukraine, 6.25%, 2016	732,000	640,500
Republic of Argentina, 8.75%, 2017	1,394,000	1,394,000
Republic of Argentina, 2.5% to 2019, 3.75% to 2029, 5.25% to 2038	2,094,000	816,660
Republic of Lithuania, 6.125%, 2021 (n)	181,000	178,738
Republic of Lithuania, 6.625%, 2022 (z)	2,093,000	2,128,277
Republic of Philippines, 5.5%, 2026	343,000	384,160

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Sovereign - continued
Republic of Poland, 5%, 2022	$401,000	$406,614
Republic of Romania, 6.75%, 2022 (z)	1,496,000	1,482,641
Republic of Serbia, 7.25%, 2021 (n)	200,000	199,000
Republic of South Africa, 4.665%, 2024	1,251,000	1,266,638
Republic of Turkey, 6.25%, 2022	329,000	338,870
Republic of Uruguay, 8%, 2022	336,750	458,654
Republic of Venezuela, 7%, 2018	824,000	618,000
Republic of Venezuela, 9.25%, 2027	797,000	615,683
Republic of Venezuela, 7%, 2038	2,047,000	1,274,258

		$13,230,478
Energy - Independent - 6.6%
ATP Oil & Gas Corp., 11.875%, 2015	$1,840,000	$1,196,000
Berry Petroleum Co., 10.25%, 2014	880,000	1,001,000
Bill Barrett Corp., 9.875%, 2016	1,088,000	1,191,360
BreitBurn Energy Partners LP, 8.625%, 2020	665,000	701,575
BreitBurn Energy Partners LP, 7.875%, 2022 (z)	835,000	835,000
Carrizo Oil & Gas, Inc., 8.625%, 2018	645,000	648,225
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	290,000	290,000
Chaparral Energy, Inc., 8.875%, 2017	2,330,000	2,429,025
Chesapeake Energy Corp., 6.875%, 2020	1,360,000	1,394,000
Concho Resources, Inc., 8.625%, 2017	925,000	1,022,125
Concho Resources, Inc., 6.5%, 2022	1,045,000	1,123,375
Connacher Oil & Gas Ltd., 8.5%, 2019 (n)	1,535,000	1,504,300
Continental Resources, Inc., 8.25%, 2019	1,455,000	1,622,325
Denbury Resources, Inc., 8.25%, 2020	1,850,000	2,104,375
Energy XXI Gulf Coast, Inc., 9.25%, 2017	2,260,000	2,469,050
EXCO Resources, Inc., 7.5%, 2018	2,075,000	1,805,250
Harvest Operations Corp., 6.875%, 2017 (n)	2,545,000	2,684,975
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	550,000	600,875
Laredo Petroleum, Inc., 9.5%, 2019	1,080,000	1,179,900
LINN Energy LLC, 6.5%, 2019 (n)	735,000	742,350
LINN Energy LLC, 8.625%, 2020	690,000	765,900
LINN Energy LLC, 7.75%, 2021	1,188,000	1,280,070
Newfield Exploration Co., 6.625%, 2016	1,115,000	1,145,663
Newfield Exploration Co., 6.875%, 2020	580,000	620,600
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)	1,415,000	1,461,695
Pioneer Natural Resources Co., 7.5%, 2020	595,000	715,203
QEP Resources, Inc., 6.875%, 2021	1,225,000	1,326,063
Quicksilver Resources, Inc., 9.125%, 2019	628,000	612,300
Range Resources Corp., 8%, 2019	580,000	639,450
SandRidge Energy, Inc., 8%, 2018 (n)	3,325,000	3,441,375
Whiting Petroleum Corp., 6.5%, 2018	870,000	924,375

		$39,477,779

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Integrated - 0.7%
LUKOIL International Finance B.V., 6.125%, 2020 (n)	$2,229,000	$2,293,084
Pacific Rubiales Energy Corp., 7.25%, 2021 (z)	1,721,000	1,802,748

		$4,095,832
Engineering - Construction - 0.2%
B-Corp. Merger Sub, Inc., 8.25%, 2019 (n)	$1,280,000	$1,280,000

Entertainment - 0.8%
AMC Entertainment, Inc., 8.75%, 2019	$1,525,000	$1,608,875
AMC Entertainment, Inc., 9.75%, 2020	1,440,000	1,422,000
Cinemark USA, Inc., 8.625%, 2019	915,000	1,006,500
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	710,000	775,675

		$4,813,050
Financial Institutions - 4.2%
CIT Group, Inc., 7%, 2017	$7,960,000	$7,969,950
CIT Group, Inc., 6.625%, 2018 (n)	1,965,000	2,102,550
Credit Acceptance Corp., 9.125%, 2017	1,000,000	1,052,500
Credit Acceptance Corp., 9.125%, 2017 (z)	685,000	719,250
GMAC, Inc., 8%, 2031	275,000	291,844
Icahn Enterprises LP, 8%, 2018 (z)	1,133,000	1,175,488
International Lease Finance Corp., 8.75%, 2017	1,105,000	1,209,975
International Lease Finance Corp., 7.125%, 2018 (n)	1,465,000	1,604,175
Nationstar Mortgage LLC, 10.875%, 2015	3,835,000	3,806,238
PHH Corp., 9.25%, 2016	535,000	513,600
SLM Corp., 8.45%, 2018	720,000	779,400
SLM Corp., 8%, 2020	2,745,000	2,923,425
SLM Corp., 7.25%, 2022	300,000	303,000
Springleaf Finance Corp., 6.9%, 2017	1,050,000	813,750

		$25,265,145
Food & Beverages - 1.4%
ARAMARK Corp., 8.5%, 2015	$1,070,000	$1,096,750
B&G Foods, Inc., 7.625%, 2018	1,755,000	1,888,819
Constellation Brands, Inc., 7.25%, 2016	675,000	757,688
Corporacion Jose R Lindey S.A., 6.75%, 2021 (n)	56,000	59,360
JBS USA LLC/JBS USA Finance, 8.25%, 2020 (z)	810,000	816,075
Pinnacle Foods Finance LLC, 9.25%, 2015	1,555,000	1,601,650
Pinnacle Foods Finance LLC, 10.625%, 2017	580,000	613,350
Pinnacle Foods Finance LLC, 8.25%, 2017	430,000	460,100
Sigma Alimentos S.A., 5.625%, 2018 (n)	198,000	201,960
TreeHouse Foods, Inc., 7.75%, 2018	1,080,000	1,163,700

		$8,659,452

18

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Forest & Paper Products - 1.4%
Boise, Inc., 8%, 2020		$1,250,000	$1,337,500
Cascades, Inc., 7.75%, 2017		655,000	676,288
Georgia-Pacific Corp., 8%, 2024		730,000	948,012
Graphic Packaging Holding Co., 7.875%, 2018		1,005,000	1,095,450
Millar Western Forest Products Ltd., 8.5%, 2021 (z)		310,000	232,500
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	900,000	1,236,107
Tembec Industries, Inc., 11.25%, 2018		$1,125,000	1,181,250
Votorantim Participacoes S.A., 6.75%, 2021 (n)		362,000	389,150
Xerium Technologies, Inc., 8.875%, 2018 (z)		1,105,000	972,400

			$8,068,657
Gaming & Lodging - 3.9%
Boyd Gaming Corp., 7.125%, 2016		$2,075,000	$1,888,250
FelCor Lodging LP, REIT, 6.75%, 2019		425,000	413,844
Firekeepers Development Authority, 13.875%, 2015 (n)		2,355,000	2,652,319
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		3,510,000	2,194
GWR Operating Partnership LLP, 10.875%, 2017		1,230,000	1,349,925
Harrah’s Operating Co., Inc., 11.25%, 2017		3,015,000	3,267,506
Harrah’s Operating Co., Inc., 10%, 2018		679,000	502,460
Harrah’s Operating Co., Inc., 10%, 2018		1,446,000	1,117,035
MGM Mirage, 6.625%, 2015		555,000	555,000
MGM Mirage, 7.5%, 2016		280,000	280,700
MGM Resorts International, 11.375%, 2018		2,010,000	2,306,475
MGM Resorts International, 9%, 2020		1,185,000	1,336,088
Penn National Gaming, Inc., 8.75%, 2019		2,120,000	2,350,550
Pinnacle Entertainment, Inc., 8.75%, 2020		1,075,000	1,093,813
Seven Seas Cruises S. de R.L., 9.125%, 2019 (n)		1,370,000	1,400,825
Wyndham Worldwide Corp., 7.375%, 2020		830,000	965,395
Wynn Las Vegas LLC, 7.75%, 2020		1,570,000	1,774,100

			$23,256,479
Industrial - 1.2%
Altra Holdings, Inc., 8.125%, 2016		$900,000	$965,250
Dematic S.A., 8.75%, 2016 (z)		2,235,000	2,257,350
Hillman Group, Inc., 10.875%, 2018		1,315,000	1,351,163
Hyva Global B.V., 8.625%, 2016 (n)		1,629,000	1,347,998
Mueller Water Products, Inc., 8.75%, 2020		1,251,000	1,366,718

			$7,288,479
Insurance - 0.6%
American International Group, Inc., 8.25%, 2018		$1,325,000	$1,525,743
American International Group, Inc., 8.175% to 2038, FRN to 2058		1,140,000	1,100,100
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)		1,000,000	1,182,500

			$3,808,343

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Health - 0.2%
AMERIGROUP Corp., 7.5%, 2019	$1,255,000	$1,339,713

Insurance - Property & Casualty - 1.4%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)	$1,770,000	$2,256,750
USI Holdings Corp., 9.75%, 2015 (z)	2,765,000	2,709,700
XL Capital Ltd., 6.5% to 2017, FRN to 2049	3,895,000	3,247,456

		$8,213,906
International Market Quasi-Sovereign - 0.1%
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)	$900,000	$843,931

International Market Sovereign - 0.3%
Republic of Iceland, 4.875%, 2016 (n)	$1,712,000	$1,722,965

Machinery & Tools - 1.1%
Case Corp., 7.25%, 2016	$670,000	$730,300
Case New Holland, Inc., 7.875%, 2017	2,955,000	3,405,638
CNH Capital LLC, 6.25%, 2016 (n)	440,000	470,800
Rental Service Corp., 9.5%, 2014	280,000	288,400
RSC Equipment Rental, Inc., 8.25%, 2021	1,775,000	1,832,688

		$6,727,826
Major Banks - 0.8%
Bank of America Corp., 5.65%, 2018	$700,000	$716,139
RBS Capital Trust II, 6.425%, 2049 (a)(d)	1,375,000	914,375
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (a)(d)(n)	825,000	635,250
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	3,120,000	2,418,000

		$4,683,764
Medical & Health Technology & Services - 5.6%
Biomet, Inc., 10%, 2017	$1,000,000	$1,080,000
Biomet, Inc., 10.375%, 2017 (p)	700,000	759,500
Biomet, Inc., 11.625%, 2017	1,900,000	2,066,250
Davita, Inc., 6.375%, 2018	1,470,000	1,547,175
Davita, Inc., 6.625%, 2020	750,000	796,875
Emdeon, Inc., 11%, 2019 (n)	715,000	772,200
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	1,265,000	1,426,288
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (z)	530,000	543,913
HCA, Inc., 9%, 2014	4,680,000	4,914,000
HCA, Inc., 8.5%, 2019	2,355,000	2,614,050
HCA, Inc., 7.5%, 2022	2,120,000	2,268,400
HealthSouth Corp., 8.125%, 2020	1,805,000	1,913,300

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
Physio-Control, Inc., 9.875%, 2019 (z)	$940,000	$977,600
Surgical Care Affiliates, Inc., 10%, 2017 (n)	2,815,000	2,712,956
Teleflex, Inc., 6.875%, 2019	920,000	984,400
Tenet Healthcare Corp., 9.25%, 2015	925,000	1,005,938
United Surgical Partners International, Inc., 8.875%, 2017	765,000	801,338
United Surgical Partners International, Inc., 9.25%, 2017 (p)	995,000	1,009,925
Universal Health Services, Inc., 7%, 2018	415,000	436,788
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,955,000	2,013,650
Universal Hospital Services, Inc., FRN, 4.121%, 2015	590,000	553,125
Vanguard Health Systems, Inc., 0%, 2016	7,000	4,568
Vanguard Health Systems, Inc., 8%, 2018	780,000	817,050
WP Rocket Merger Sub, Inc., 10.125%, 2019 (n)	1,385,000	1,308,825

		$33,328,114
Metals & Mining - 2.2%
AK Steel Corp., 7.625%, 2020	$870,000	$859,125
Arch Coal, Inc., 7%, 2019 (n)	810,000	812,025
Arch Coal, Inc., 7.25%, 2020	680,000	683,400
Berau Capital Resources, 12.5%, 2015 (n)	1,224,000	1,383,120
Berau Capital Resources Ltd., 12.5%, 2015	166,000	187,580
Cloud Peak Energy, Inc., 8.25%, 2017	1,965,000	2,122,200
Cloud Peak Energy, Inc., 8.5%, 2019	1,410,000	1,540,425
Consol Energy, Inc., 8%, 2017	990,000	1,069,200
Consol Energy, Inc., 8.25%, 2020	660,000	715,275
Fortescue Metals Group Ltd., 6.875%, 2018 (n)	415,000	422,263
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	1,240,000	1,329,900
Peabody Energy Corp., 6%, 2018 (n)	725,000	746,750
Peabody Energy Corp., 6.25%, 2021 (n)	725,000	746,750
Southern Copper Corp., 6.75%, 2040	326,000	344,749

		$12,962,762
Natural Gas - Distribution - 0.3%
AmeriGas Finance LLC, 6.75%, 2020	$1,075,000	$1,075,000
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	800,000	692,000

		$1,767,000
Natural Gas - Pipeline - 1.8%
Atlas Pipeline Partners LP, 8.75%, 2018	$1,655,000	$1,774,988
Atlas Pipeline Partners LP/Finance Corp., 8.75%, 2018 (n)	525,000	560,438
Crosstex Energy, Inc., 8.875%, 2018	2,130,000	2,311,050
El Paso Corp., 7%, 2017	945,000	1,046,452
El Paso Corp., 7.75%, 2032	1,370,000	1,609,372
Energy Transfer Equity LP, 7.5%, 2020	1,825,000	2,016,625

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	$870,000	$939,600
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	544,000	575,280

		$10,833,805
Network & Telecom - 1.7%
Cincinnati Bell, Inc., 8.25%, 2017	$405,000	$416,644
Cincinnati Bell, Inc., 8.75%, 2018	2,320,000	2,233,000
Citizens Communications Co., 9%, 2031	870,000	774,300
Eileme 2 AB, 11.625%, 2020 (z)	1,026,000	1,045,536
Frontier Communications Corp., 8.125%, 2018	1,090,000	1,087,275
Frontier Communications Corp., 8.5%, 2020	557,000	551,430
Qwest Communications International, Inc., 7.125%, 2018 (n)	1,320,000	1,412,400
Windstream Corp., 8.125%, 2018	305,000	332,450
Windstream Corp., 7.75%, 2020	1,555,000	1,679,400
Windstream Corp., 7.75%, 2021	730,000	788,400

		$10,320,835
Oil Services - 1.5%
Afren PLC, 11.5%, 2016 (n)	$1,000,000	$1,055,000
Chesapeake Energy Corp., 6.625%, 2019 (n)	575,000	577,875
Dresser-Rand Group, Inc., 6.5%, 2021 (n)	265,000	273,613
Edgen Murray Corp., 12.25%, 2015	1,600,000	1,488,000
Expro Finance Luxembourg, 8.5%, 2016 (n)	980,000	889,350
McJunkin Red Man Holding Corp., 9.5%, 2016	1,650,000	1,746,938
Pioneer Drilling Co., 9.875%, 2018	2,130,000	2,268,450
Pioneer Drilling Co., 9.875%, 2018 (n)	125,000	133,125
Unit Corp., 6.625%, 2021	335,000	338,350

		$8,770,701
Other Banks & Diversified Financials - 2.1%
Alfa Bank, 7.75%, 2021 (n)	$821,000	$775,845
Banco de Credito del Peru, FRN, 6.875%, 2026 (n)	68,000	71,400
Banco PanAmericano S.A., 8.5%, 2020 (n)	421,000	450,470
Bancolombia S.A., 5.95%, 2021	914,000	925,425
BBVA Bancomer S.A. Texas, 6.5%, 2021 (n)	975,000	969,638
Capital One Financial Corp., 10.25%, 2039	1,665,000	1,742,006
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	1,409,000	1,327,165
Itau Unibanco Holding S.A., 6.2%, 2021 (z)	200,000	205,000
LBG Capital No. 1 PLC, 7.875%, 2020 (n)	2,780,000	2,307,400
Santander UK PLC, 8.963% to 2030, FRN to 2049	4,169,000	3,710,410

		$12,484,759

22

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Pharmaceuticals - 0.5%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	1,344,000	$1,885,476
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		$995,000	1,011,169

			$2,896,645
Pollution Control - 0.2%
WCA Waste Corp., 7.5%, 2019 (n)		$1,420,000	$1,462,600

Precious Metals & Minerals - 0.1%
ALROSA Finance S.A., 7.75%, 2020 (n)		$322,000	$332,868

Printing & Publishing - 0.5%
American Media, Inc., 13.5%, 2018 (z)		$274,005	$213,724
Morris Publishing Group LLC, 10%, 2014		620,786	544,740
Nielsen Finance LLC, 11.5%, 2016		656,000	752,760
Nielsen Finance LLC, 7.75%, 2018		1,310,000	1,459,013

			$2,970,237
Railroad & Shipping - 0.1%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021		$735,000	$790,125

Real Estate - 0.8%
CB Richard Ellis Group, Inc., 11.625%, 2017		$1,205,000	$1,391,775
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019		715,000	664,056
Entertainment Properties Trust, REIT, 7.75%, 2020		765,000	824,891
Kennedy Wilson, Inc., 8.75%, 2019 (n)		600,000	604,500
MPT Operating Partnership LP, REIT, 6.875%, 2021		1,025,000	1,063,438

			$4,548,660
Retailers - 2.4%
Academy Ltd., 9.25%, 2019 (n)		$755,000	$750,281
Burlington Coat Factory Warehouse Corp., 10%, 2019		1,520,000	1,444,000
J. Crew Group, Inc., 8.125%, 2019		1,185,000	1,149,450
Limited Brands, Inc., 6.9%, 2017		945,000	1,030,050
Limited Brands, Inc., 7%, 2020		875,000	971,250
Limited Brands, Inc., 6.95%, 2033		510,000	484,500
Neiman Marcus Group, Inc., 10.375%, 2015		1,590,000	1,651,628
QVC, Inc., 7.375%, 2020 (n)		985,000	1,076,113
Rite Aid Corp., 9.375%, 2015		815,000	821,113
Sally Beauty Holdings, Inc., 6.875%, 2019 (n)		710,000	759,700
Toys “R” Us Property Co. II LLC, 8.5%, 2017		1,459,000	1,562,954
Toys “R” Us, Inc., 10.75%, 2017		1,460,000	1,624,250
Yankee Acquisition Corp., 8.5%, 2015		345,000	352,331
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)		695,000	661,988

			$14,339,608

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Specialty Chemicals - 0.1%
Koppers, Inc., 7.875%, 2019	$535,000	$564,425

Specialty Stores - 0.5%
Michaels Stores, Inc., 11.375%, 2016	$1,660,000	$1,759,434
Michaels Stores, Inc., 7.75%, 2018	1,175,000	1,226,406

		$2,985,840
Telecommunications - Wireless - 4.3%
Clearwire Corp., 12%, 2015 (n)	$2,530,000	$2,384,525
Cricket Communications, Inc., 7.75%, 2016	1,000,000	1,060,000
Cricket Communications, Inc., 7.75%, 2020	1,475,000	1,404,938
Crown Castle International Corp., 9%, 2015	855,000	931,950
Crown Castle International Corp., 7.125%, 2019	590,000	641,625
Digicel Group Ltd., 12%, 2014 (n)	362,000	408,155
Digicel Group Ltd., 8.25%, 2017 (n)	1,564,000	1,642,200
Digicel Group Ltd., 10.5%, 2018 (n)	2,185,000	2,299,713
MetroPCS Wireless, Inc., 7.875%, 2018	1,195,000	1,260,725
MetroPCS Wireless, Inc., 6.625%, 2020	330,000	327,525
Net Servicos de Comunicacao S.A., 7.5%, 2020	722,000	839,325
NII Holdings, Inc., 7.625%, 2021	995,000	1,019,875
Sprint Capital Corp., 6.875%, 2028	1,165,000	863,556
Sprint Nextel Corp., 6%, 2016	2,005,000	1,769,413
Sprint Nextel Corp., 8.375%, 2017	1,279,000	1,189,470
Sprint Nextel Corp., 9%, 2018 (n)	725,000	781,188
VimpelCom Ltd., 7.748%, 2021 (n)	211,000	203,615
VimpelCom Ltd., 7.504%, 2022 (n)	1,543,000	1,450,420
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	3,685,000	3,648,150
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	1,470,000	1,425,900

		$25,552,268
Telephone Services - 0.5%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$715,000	$743,600
Level 3 Financing, Inc., 9.375%, 2019	1,270,000	1,339,850
Level 3 Financing, Inc., 8.625%, 2020 (z)	595,000	609,875
Sable International Finance Ltd., 8.75%, 2020 (z)	290,000	300,875

		$2,994,200
Transportation - 0.1%
Navios South American Logistics, Inc., 9.25%, 2019 (n)	$721,000	$591,220

Transportation - Services - 2.7%
ACL I Corp., 11.375%, 2016 (n)(p)	$2,113,750	$1,811,308
Aguila American Resources Ltd., 7.875%, 2018 (n)	1,710,000	1,737,788

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Transportation - Services - continued
Atlas Airlines, Inc. Pass-Through Certificates, “B”, 7.68%, 2014	$870,653	$827,121
Avis Budget Car Rental LLC , 9.75%, 2020	625,000	681,250
CEVA Group PLC, 8.375%, 2017 (z)	1,385,000	1,345,181
Commercial Barge Line Co., 12.5%, 2017	3,010,000	3,288,425
Hertz Corp., 7.5%, 2018	1,045,000	1,118,150
Navios Maritime Acquisition Corp., 8.625%, 2017	2,105,000	1,578,750
Navios Maritime Holdings, Inc., 8.875%, 2017	1,040,000	1,029,600
Swift Services Holdings, Inc., 10%, 2018	2,235,000	2,427,769

		$15,845,342
Utilities - Electric Power - 4.6%
AES Corp., 8%, 2017	$1,690,000	$1,897,025
Atlantic Power Corp., 9%, 2018 (z)	785,000	810,513
Calpine Corp., 8%, 2016 (n)	1,260,000	1,357,650
Calpine Corp., 7.875%, 2020 (n)	932,000	1,004,230
Covanta Holding Corp., 7.25%, 2020	1,080,000	1,138,904
Dolphin Subsidiary ll, Inc., 7.25%, 2021 (n)	1,050,000	1,168,125
Edison Mission Energy, 7%, 2017	2,210,000	1,281,800
EDP Finance B.V., 6%, 2018 (n)	2,490,000	2,168,501
Empresa de Energia de Bogota S.A., 6.125%, 2021 (n)	200,000	205,000
Enel Finance International S.A., 6%, 2039 (n)	1,240,000	1,054,539
Energy Future Holdings Corp., 10%, 2020	3,035,000	3,255,030
Energy Future Holdings Corp., 10%, 2020	3,240,000	3,491,100
GenOn Energy, Inc., 9.5%, 2018	180,000	170,100
GenOn Energy, Inc., 9.875%, 2020	3,070,000	2,855,100
NGC Corp. Capital Trust, 8.316%, 2027 (a)	1,975,000	592,500
NRG Energy, Inc., 7.375%, 2017	930,000	961,388
NRG Energy, Inc., 8.25%, 2020	2,655,000	2,615,175
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	1,760,000	1,328,800

		$27,355,480
Total Bonds (Identified Cost, $568,645,844)		$554,252,996

Floating Rate Loans (g)(r) - 0.4%
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan B, 10.5%, 2014	$885,175	$695,969

Oil Services - 0.2%
Samson Resources Co., Term Loan, 8%, 2012	$1,275,000	$1,275,000

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Utilities - Electric Power - 0.1%
Dynegy Holdings, Inc., Term Loan B, 9.25%, 2016	$289,980	$294,951
Dynegy Holdings, Inc., Term Loan B-1, 9.25%, 2016	193,320	187,327

		$482,278
Total Floating Rate Loans (Identified Cost, $2,607,459)		$2,453,247

Common Stocks - 0.4%
Automotive - 0.0%
Accuride Corp. (a)	34,663	$259,626

Broadcasting - 0.1%
New Young Broadcasting Holding Co., Inc. (a)	291	$843,900

Containers - 0.1%
Owens-Illinois, Inc. (a)	12,400	$298,220

Energy - Independent - 0.0%
SandRidge Energy, Inc. (a)	490	$3,812

Printing & Publishing - 0.1%
American Media Operations, Inc. (a)	70,215	$834,856

Special Products & Services - 0.1%
Mark IV Industries LLC, Common Units, “A” (a)	9,240	$323,400
Total Common Stocks (Identified Cost, $6,157,653)		$2,563,814

Convertible Preferred Stocks - 0.2%
Automotive - 0.2%
General Motors Co., 4.75% (Identified Cost, $1,235,500)	24,710	$989,883

Preferred Stocks - 0.7%
Other Banks & Diversified Financials - 0.7%
Ally Financial, Inc., 7% (n)	809	$651,422
Ally Financial, Inc., “A”, 8.5%	132,267	2,765,703
GMAC Capital Trust I, 8.125%	49,825	1,105,617
Total Preferred Stocks (Identified Cost, $5,160,856)		$4,522,742

26

Portfolio of Investments – continued

Warrants - 0.2%
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

Broadcasting - 0.2%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $787,937) (a)	$0.01	7/14/10	409	$1,186,100

Convertible Bonds - 0.2%
Network & Telecom - 0.2%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $1,054,875) (a)(d)			$1,070,000	$1,059,300

Money Market Funds - 4.2%
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)			24,895,480	$24,895,480
Total Investments (Identified Cost, $610,545,604)				$591,923,562

Other Assets, Less Liabilities - 1.0%				6,098,289
Net Assets - 100.0%				$598,021,851

(a)	Non-income producing security.
(c)	The rate shown represents a current effective yield, not a coupon rate.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(e)	Guaranteed by Minister for Finance of Ireland.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $162,992,300, representing 27.3% of net assets.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

27

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ARCap REIT, Inc., CDO, “H”, FRN, 6.1%, 2045	6/21/11-11/23/11	$3,015	$8
American Media, Inc., 13.5%, 2018	12/28/10	277,976	213,724
Arbor Realty Mortgage Securities, CDO, FRN, 2.861%, 2038	12/20/05	1,136,457	147,739
Ardagh Packaging Finance PLC, 9.125%, 2020	1/19/12-1/20/12	1,029,195	1,070,600
Atlantic Power Corp., 9%, 2018	10/26/11-1/09/12	773,316	810,513
Banc of America Commercial Mortgage, Inc., FRN, 6.438%, 2018	6/19/08	2,847,091	1,606,054
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022	1/26/12	198,262	206,200
BreitBurn Energy Partners LP, 7.875%, 2022	1/10/12	827,959	835,000
CEVA Group PLC, 8.375%, 2017	1/27/12	1,369,405	1,345,181
Credit Acceptance Corp., 9.125%, 2017	2/28/11	720,888	719,250
Dematic S.A., 8.75%, 2016	4/19/11-1/24/12	2,253,573	2,257,350
Dynacast International LLC, 9.25%, 2019	7/12/11-7/15/11	1,242,809	1,248,450
Eileme 2 AB, 11.625%, 2020	1/19/12	1,006,530	1,045,536
Empresa Nacional del Petroleo, 4.75%, 2021	12/01/11	98,341	103,461
Falcon Franchise Loan LLC, FRN, 5.135%, 2025	1/29/03	51,138	84,004
Fresenius Medical Care Capital Trust III, 5.625%, 2019	1/17/12	530,000	543,913
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11-2/14/11	1,126,616	1,108,112
Heckler & Koch GmbH, 9.5%, 2018	05/06/11-05/10/11	1,649,739	1,034,458
Icahn Enterprises LP, 8%, 2018	1/06/12-1/27/12	1,162,893	1,175,488
Itau Unibanco Holding S.A., 6.2%, 2021	1/17/12	202,937	205,000
JBS USA LLC/JBS USA Finance, 8.25%, 2020	1/25/12-1/31/12	811,917	816,075
LBI Media, Inc., 8.5%, 2017	7/18/07	1,404,726	731,300
Level 3 Financing, Inc., 8.625%, 2020	1/10/12-1/11/12	595,797	609,875
Local TV Finance LLC, 9.25%, 2015	11/13/07-2/16/11	2,544,041	2,554,271
Millar Western Forest Products Ltd., 8.5%, 2021	7/27/11-8/15/11	255,357	232,500
Morgan Stanley Capital I, Inc., FRN, 1.381%, 2039	7/20/04	60,292	62,993
Nara Cable Funding Ltd., 8.875%, 2018	1/26/12	1,187,442	1,163,750
Pacific Rubiales Energy Corp., 7.25%, 2021	12/20/11-1/05/12	1,736,028	1,802,748
Packaging Dynamics Corp., 8.75%, 2016	1/25/11-2/01/11	582,013	601,594
Petroleos Mexicanos, 4.875%, 2022	1/17/12	726,553	756,435
Physio-Control, Inc., 9.875%, 2019	1/13/12-1/30/12	955,021	977,600
Preferred Term Securities XII Ltd., CDO, 0%, 2033	1/07/05	1,376,758	533
Preferred Term Securities XVI Ltd., CDO, 0%, 2035	12/08/04-1/25/05	2,573,173	325

28

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Preferred Term Securities XVII Ltd., CDO, 0%, 2035	3/09/05	$1,419,521	$181
Prestige Brands, Inc., 8.125%, 2020	1/24/12	160,000	166,000
Republic of Lithuania, 6.625%, 2022	1/25/12	2,074,205	2,128,277
Republic of Romania, 6.75%, 2022	1/31/12	1,482,641	1,482,641
Sable International Finance Ltd., 8.75%, 2020	1/20/12	290,000	300,875
Sberbank of Russia, 6.125%, 2022	1/31/12	219,000	219,000
UPC Holding B.V., 9.875%, 2018	1/26/12	1,187,963	1,174,500
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	2,785,448	2,709,700
Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2022	1/27/12	196,884	200,500
Xerium Technologies, Inc., 8.875%, 2018	5/20/11	1,105,000	972,400
Total Restricted Securities			$35,424,114
% of Net assets			5.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/12

Forward Foreign Currency Exchange Contracts at 1/31/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Credit Suisse Group	753,431	4/12/12	$987,915	$985,742	$2,173

Liability Derivatives
SELL	EUR	Barclays Bank PLC	2,362,290	4/12/12	$3,007,147	$3,090,671	$(83,524)
SELL	EUR	Credit Suisse Group	2,362,290	4/12/12	3,006,889	3,090,671	(83,782)
SELL	EUR	Deutsche Bank AG	725,719	4/12/12	924,665	949,485	(24,820)

							$(192,126)

At January 31, 2012, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

29

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $585,650,124)	$567,028,082
Underlying affiliated funds, at cost and value	24,895,480
Total investments, at value (identified cost, $610,545,604)	$591,923,562
Cash	943,741
Foreign currency, at value (identified cost, $33,060)	24,204
Receivables for
Forward foreign currency exchange contracts	2,173
Investments sold	4,426,685
Fund shares sold	2,192,640
Interest and dividends	11,988,700
Receivable from investment adviser	51,900
Other assets	6,129
Total assets	$611,559,734
Liabilities
Payables for
Distributions	$911,585
Forward foreign currency exchange contracts	192,126
Investments purchased	11,062,466
Fund shares reacquired	1,084,178
Payable to affiliates
Shareholder servicing costs	190,329
Distribution and service fees	12,628
Payable for independent Trustees’ compensation	5,068
Accrued expenses and other liabilities	79,503
Total liabilities	$13,537,883
Net assets	$598,021,851
Net assets consist of
Paid-in capital	$711,415,167
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(18,822,487)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(93,073,301)
Accumulated distributions in excess of net investment income	(1,497,528)
Net assets	$598,021,851
Shares of beneficial interest outstanding	94,859,507

30

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$422,925,635	67,085,708	$6.30
Class B	35,750,580	5,657,786	6.32
Class C	89,483,265	14,213,541	6.30
Class I	38,142,661	6,041,706	6.31
Class W	7,630,968	1,212,300	6.29
Class R1	131,606	20,829	6.32
Class R2	172,081	27,231	6.32
Class R3	771,222	122,314	6.31
Class R4	3,013,833	478,092	6.30

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.61 [100 / 95.25 x $6.30]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

31

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$49,114,189
Dividends	450,525
Dividends from underlying affiliated funds	24,771
Foreign taxes withheld	(425)
Total investment income	$49,589,060
Expenses
Management fee	$4,019,809
Distribution and service fees	2,416,929
Shareholder servicing costs	797,238
Administrative services fee	100,716
Independent Trustees’ compensation	19,096
Custodian fee	121,131
Shareholder communications	104,126
Audit and tax fees	72,985
Legal fees	12,647
Miscellaneous	212,240
Total expenses	$7,876,917
Fees paid indirectly	(209)
Reduction of expenses by investment adviser	(506,407)
Net expenses	$7,370,301
Net investment income	$42,218,759
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(1,671,049)
Futures contracts	(723,254)
Foreign currency transactions	530,868
Net realized gain (loss) on investments and foreign currency transactions	$(1,863,435)
Change in unrealized appreciation (depreciation)
Investments	$(16,201,178)
Futures contracts	(136,757)
Translation of assets and liabilities in foreign currencies	(100,023)
Net unrealized gain (loss) on investments and foreign currency translation	$(16,437,958)
Net realized and unrealized gain (loss) on investments and foreign currency	$(18,301,393)
Change in net assets from operations	$23,917,366

See Notes to Financial Statements

32

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2012	2011
Change in net assets
From operations
Net investment income	$42,218,759	$43,732,327
Net realized gain (loss) on investments and foreign currency transactions	(1,863,435)	14,094,028
Net unrealized gain (loss) on investments and foreign currency translation	(16,437,958)	35,477,247
Change in net assets from operations	$23,917,366	$93,303,602
Distributions declared to shareholders
From net investment income	$(43,098,356)	$(43,382,832)
Change in net assets from fund share transactions	$(44,144,594)	$79,543,303
Total change in net assets	$(63,325,584)	$129,464,073
Net assets
At beginning of period	661,347,435	531,883,362
At end of period (including accumulated distributions in excess of net investment income of $1,497,528 and $3,206,392, respectively)	$598,021,851	$661,347,435

See Notes to Financial Statements

33

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$6.49	$5.98	$4.42	$6.90		$7.66
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.47	$0.49	$0.57		$0.58
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	0.51	1.59	(2.46)		(0.70)
Total from investment operations	$0.26	$0.98	$2.08	$(1.89)		$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.47)	$(0.51)	$(0.59)		$(0.59)
From net realized gain on investments	—	—	—	(0.00	)(w)	(0.05)
From tax return of capital	—	—	(0.01)	—		—
Total distributions declared to shareholders	$(0.45)	$(0.47)	$(0.52)	$(0.59)		$(0.64)
Net asset value, end of period (x)	$6.30	$6.49	$5.98	$4.42		$6.90
Total return (%) (r)(s)(t)(x)	4.21	17.06	49.74	(28.79)		(1.88)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.13	1.16	1.24		1.19
Expenses after expense reductions (f)	1.05	1.02	0.93	0.85		0.85
Net investment income	6.96	7.64	9.36	9.54		7.70
Portfolio turnover	61	68	61	72		79
Net assets at end of period (000 omitted)	$422,926	$474,643	$369,073	$276,917		$458,651

See Notes to Financial Statements

34

Financial Highlights – continued

Class B	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$6.51	$5.99	$4.43	$6.92		$7.68
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.43	$0.45	$0.53		$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	0.52	1.59	(2.47)		(0.70)
Total from investment operations	$0.21	$0.95	$2.04	$(1.94)		$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.43)	$(0.47)	$(0.55)		$(0.54)
From net realized gain on investments	—	—	—	(0.00	)(w)	(0.05)
From tax return of capital	—	—	(0.01)	—		—
Total distributions declared to shareholders	$(0.40)	$(0.43)	$(0.48)	$(0.55)		$(0.59)
Net asset value, end of period (x)	$6.32	$6.51	$5.99	$4.43		$6.92
Total return (%) (r)(s)(t)(x)	3.44	16.37	48.59	(29.31)		(2.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.88	1.90	1.89		1.84
Expenses after expense reductions (f)	1.80	1.77	1.68	1.50		1.50
Net investment income	6.21	6.92	8.64	8.82		7.03
Portfolio turnover	61	68	61	72		79
Net assets at end of period (000 omitted)	$35,751	$46,297	$51,506	$42,757		$90,330

See Notes to Financial Statements

35

Financial Highlights – continued

Class C	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$6.48	$5.97	$4.41	$6.89		$7.64
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.43	$0.45	$0.53		$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	0.50	1.59	(2.46)		(0.69)
Total from investment operations	$0.22	$0.93	$2.04	$(1.93)		$(0.16)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.42)	$(0.47)	$(0.55)		$(0.54)
From net realized gain on investments	—	—	—	(0.00	)(w)	(0.05)
From tax return of capital	—	—	(0.01)	—		—
Total distributions declared to shareholders	$(0.40)	$(0.42)	$(0.48)	$(0.55)		$(0.59)
Net asset value, end of period (x)	$6.30	$6.48	$5.97	$4.41		$6.89
Total return (%) (r)(s)(t)(x)	3.59	16.22	48.77	(29.32)		(2.40)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.88	1.90	1.90		1.84
Expenses after expense reductions (f)	1.80	1.77	1.68	1.50		1.50
Net investment income	6.25	6.94	8.52	8.94		7.05
Portfolio turnover	61	68	61	72		79
Net assets at end of period (000 omitted)	$89,483	$96,519	$89,930	$55,001		$92,947

See Notes to Financial Statements

36

Financial Highlights – continued

Class I	Years ended 1/31
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$6.50	$5.99	$4.43	$6.92		$7.68
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.48	$0.50	$0.60		$0.60
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	0.52	1.60	(2.48)		(0.69)
Total from investment operations	$0.28	$1.00	$2.10	$(1.88)		$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.49)	$(0.53)	$(0.61)		$(0.62)
From net realized gain on investments	—	—	—	(0.00	)(w)	(0.05)
From tax return of capital	—	—	(0.01)	—		—
Total distributions declared to shareholders	$(0.47)	$(0.49)	$(0.54)	$(0.61)		$(0.67)
Net asset value, end of period (x)	$6.31	$6.50	$5.99	$4.43		$6.92
Total return (%) (r)(s)(x)	4.47	17.33	50.02	(28.57)		(1.51)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.87	0.90	0.89		0.84
Expenses after expense reductions (f)	0.80	0.78	0.68	0.50		0.50
Net investment income	7.21	7.76	9.45	9.81		8.01
Portfolio turnover	61	68	61	72		79
Net assets at end of period (000 omitted)	$38,143	$38,266	$20,317	$11,581		$35,372

See Notes to Financial Statements

37

Financial Highlights – continued

Class W	Years ended 1/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$6.49	$5.97	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.47	$0.48	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	(0.19)	0.53	1.60	(2.47)
Total from investment operations	$0.26	$1.00	$2.08	$(2.09)
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.48)	$(0.52)	$(0.41)
From tax return of capital	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.46)	$(0.48)	$(0.53)	$(0.41)
Net asset value, end of period (x)	$6.29	$6.49	$5.97	$4.42
Total return (%) (r)(s)(x)	4.20	17.43	49.72	(30.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.95	0.98	1.02	(a)
Expenses after expense reductions (f)	0.90	0.88	0.78	0.59	(a)
Net investment income	7.14	7.45	9.02	10.81	(a)
Portfolio turnover	61	68	61	72
Net assets at end of period (000 omitted)	$7,631	$1,734	$364	$129

See Notes to Financial Statements

38

Financial Highlights – continued

Class R1	Years ended 1/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$6.51	$5.99	$4.43	$6.94
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.43	$0.45	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	0.51	1.59	(2.48)
Total from investment operations	$0.21	$0.94	$2.04	$(2.13)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.42)	$(0.47)	$(0.38)
From tax return of capital	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.40)	$(0.42)	$(0.48)	$(0.38)
Net asset value, end of period (x)	$6.32	$6.51	$5.99	$4.43
Total return (%) (r)(s)(x)	3.44	16.36	48.59	(31.30	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.88	1.90	1.92	(a)
Expenses after expense reductions (f)	1.80	1.77	1.68	1.50	(a)
Net investment income	6.22	6.90	8.53	9.60	(a)
Portfolio turnover	61	68	61	72
Net assets at end of period (000 omitted)	$132	$126	$107	$71

See Notes to Financial Statements

39

Financial Highlights – continued

Class R2	Years ended 1/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$6.51	$5.99	$4.43	$6.94
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.46	$0.47	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	0.52	1.60	(2.48)
Total from investment operations	$0.25	$0.98	$2.07	$(2.11)
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.46)	$(0.50)	$(0.40)
From tax return of capital	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.44)	$(0.46)	$(0.51)	$(0.40)
Net asset value, end of period (x)	$6.32	$6.51	$5.99	$4.43
Total return (%) (r)(s)(x)	3.96	16.94	49.30	(31.05	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.37	1.40	1.42	(a)
Expenses after expense reductions (f)	1.30	1.27	1.18	1.00	(a)
Net investment income	6.72	7.37	9.03	10.11	(a)
Portfolio turnover	61	68	61	72
Net assets at end of period (000 omitted)	$172	$162	$114	$69

See Notes to Financial Statements

40

Financial Highlights – continued

Class R3	Years ended 1/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$6.49	$5.98	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.47	$0.49	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(0.17)	0.51	1.59	(2.43)
Total from investment operations	$0.27	$0.98	$2.08	$(2.09)
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.47)	$(0.51)	$(0.41)
From tax return of capital	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.45)	$(0.47)	$(0.52)	$(0.41)
Net asset value, end of period (x)	$6.31	$6.49	$5.98	$4.42
Total return (%) (r)(s)(x)	4.37	17.06	49.75	(30.90	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.13	1.17	1.17	(a)
Expenses after expense reductions (f)	1.05	1.03	0.92	0.74	(a)
Net investment income	7.00	7.60	9.91	10.25	(a)
Portfolio turnover	61	68	61	72
Net assets at end of period (000 omitted)	$771	$560	$352	$587

See Notes to Financial Statements

41

Financial Highlights – continued

Class R4	Years ended 1/31
	2012	2011	2010	2009 (i)
Net asset value, beginning of period	$6.49	$5.98	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.47	$0.50	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	0.53	1.59	(2.47)
Total from investment operations	$0.28	$1.00	$2.09	$(2.08)
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.49)	$(0.52)	$(0.42)
From tax return of capital	—	—	(0.01)	—
Total distributions declared to shareholders	$(0.47)	$(0.49)	$(0.53)	$(0.42)
Net asset value, end of period (x)	$6.30	$6.49	$5.98	$4.42
Total return (%) (r)(s)(x)	4.47	17.35	50.11	(30.77	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.85	0.90	0.92	(a)
Expenses after expense reductions (f)	0.80	0.79	0.68	0.50	(a)
Net investment income	7.25	7.40	9.49	10.64	(a)
Portfolio turnover	61	68	61	72
Net assets at end of period (000 omitted)	$3,014	$3,040	$122	$69

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, June 2, 2008 (Classes W, R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

42

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Opportunities Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally

43

Notes to Financial Statements – continued

valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based

44

Notes to Financial Statements – continued

on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such

45

Notes to Financial Statements – continued

as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$5,422,860	$3,004,823	$834,856	$9,262,539
Non-U.S. Sovereign Debt	—	33,932,847	—	33,932,847
Corporate Bonds	—	415,045,874	—	415,045,874
Commercial Mortgage-Backed Securities	—	6,521,192	—	6,521,192
Asset-Backed Securities (including CDOs)	—	1,312,988	—	1,312,988
Foreign Bonds	—	98,499,395	—	98,499,395
Floating Rate Loans	—	2,453,247	—	2,453,247
Mutual Funds	24,895,480	—	—	24,895,480
Total Investments	$30,318,340	$560,770,366	$834,856	$591,923,562

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(189,953)	$—	$(189,953)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Corporate Bonds	Total
Balance as of 1/31/11	$0	$—	$0
Realized gain (loss)	—	(2,696,548)	(2,696,548)
Change in unrealized appreciation (depreciation)	—	2,696,548	2,696,548
Sales	0	—	0
Transfers into level 3	834,856	—	834,856
Balance as of 1/31/12	$834,856	$—	$834,856

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at January 31, 2012 is $0.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That

46

Notes to Financial Statements – continued

portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$2,173	$(192,126)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate	$(723,254)	$—	$—
Foreign Exchange	—	548,678	—
Equity	—	—	(338,905)
Total	$(723,254)	$548,678	$(338,905)

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Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(136,757)	$—	$—
Foreign Exchange	—	(95,162)	—
Equity	—	—	124,701
Total	$(136,757)	$(95,162)	$124,701

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the

48

Notes to Financial Statements – continued

fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may

49

Notes to Financial Statements – continued

present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

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Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the

51

Notes to Financial Statements – continued

Internal Revenue Service. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/12	1/31/11
Ordinary income (including any short-term capital gains)	$43,098,356	$43,382,832

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/12
Cost of investments	$614,463,508
Gross appreciation	20,578,158
Gross depreciation	(43,118,104)
Net unrealized appreciation (depreciation)	$(22,539,946)
Undistributed ordinary income	2,123,391
Capital loss carryforwards	(88,182,446)
Post-October currency loss deferral	(972,951)
Other temporary differences	(3,821,364)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

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Notes to Financial Statements – continued

As of January 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
1/31/2017	$(39,675,228)
1/31/2018	(45,531,096)
Total	$(85,206,324)
Post-enactment losses:
Long-term	$(2,976,122)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/12	Year ended 1/31/11
Class A	$31,016,364	$31,428,094
Class B	2,543,811	3,291,256
Class C	5,846,355	6,367,530
Class I	3,087,059	2,181,512
Class W	307,287	43,537
Class R1	7,912	7,874
Class R2	11,388	9,488
Class R3	50,788	33,257
Class R4	227,392	20,284
Total	$43,098,356	$43,382,832

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses,

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Notes to Financial Statements – continued

such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.05%	1.80%	1.80%	0.80%	0.90%	1.80%	1.30%	1.05%	0.80%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2013. For the year ended January 31, 2012, this reduction amounted to $503,772 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $113,864 for the year ended January 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,090,834
Class B	0.75%	0.25%	1.00%	1.00%	399,675
Class C	0.75%	0.25%	1.00%	1.00%	918,311
Class W	0.10%	—	0.10%	0.10%	4,252
Class R1	0.75%	0.25%	1.00%	1.00%	1,244
Class R2	0.25%	0.25%	0.50%	0.50%	830
Class R3	—	0.25%	0.25%	0.25%	1,783
Total Distribution and Service Fees					$2,416,929

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a

54

Notes to Financial Statements – continued

shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2012, were as follows:

Amount
Class A	$2,568
Class B	58,363
Class C	10,154

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2012, the fee was $192,730, which equated to 0.0312% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $604,508.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2012 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and

55

Notes to Financial Statements – continued

exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $195 and is included in independent Trustees’ compensation for the year ended January 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $4,894 at January 31, 2012, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,521 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,635, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $359,376,485 and $390,638,355, respectively.

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Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/12		Year ended 1/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	32,457,852	$204,739,514	35,186,975	$217,112,280
Class B	1,038,541	6,593,040	1,376,540	8,529,714
Class C	2,142,002	13,614,117	2,740,370	16,884,141
Class I	3,523,712	22,600,738	5,446,958	33,624,656
Class W	1,135,394	7,146,226	233,830	1,483,372
Class R1	861	5,340	340	2,100
Class R2	2,045	13,064	5,129	32,636
Class R3	54,428	347,334	32,057	196,696
Class R4	267,974	1,703,621	475,323	3,061,827
	40,622,809	$256,762,994	45,497,522	$280,927,422
Shares issued to shareholders in reinvestment of distributions
Class A	3,692,804	$23,412,521	3,463,180	$21,470,263
Class B	256,430	1,628,174	291,956	1,810,249
Class C	515,877	3,260,445	544,567	3,447,460
Class I	240,441	1,526,519	190,173	1,202,417
Class W	41,541	259,584	6,402	40,409
Class R1	1,247	7,905	1,268	7,874
Class R2	1,794	11,379	1,526	9,488
Class R3	8,059	50,782	5,352	33,257
Class R4	35,964	227,392	2,650	16,861
	4,794,157	$30,384,701	4,507,074	$28,038,278
Shares reacquired
Class A	(42,201,664)	$(266,377,043)	(27,264,381)	$(168,614,473)
Class B	(2,752,997)	(17,565,568)	(3,147,151)	(19,434,922)
Class C	(3,339,195)	(21,098,134)	(3,461,997)	(21,413,686)
Class I	(3,608,680)	(22,764,276)	(3,142,507)	(19,497,520)
Class W	(231,997)	(1,453,935)	(33,762)	(205,470)
Class R1	(574)	(3,691)	(171)	(1,068)
Class R2	(1,503)	(9,552)	(748)	(4,573)
Class R3	(26,503)	(165,086)	(9,928)	(61,965)
Class R4	(294,393)	(1,855,004)	(29,760)	(188,720)
	(52,457,506)	$(331,292,289)	(37,090,405)	$(229,422,397)

57

Notes to Financial Statements – continued

	Year ended 1/31/12		Year ended 1/31/11
	Shares	Amount	Shares	Amount
Net change
Class A	(6,051,008)	$(38,225,008)	11,385,774	$69,968,070
Class B	(1,458,026)	(9,344,354)	(1,478,655)	(9,094,959)
Class C	(681,316)	(4,223,572)	(177,060)	(1,082,085)
Class I	155,473	1,362,981	2,494,624	15,329,553
Class W	944,938	5,951,875	206,470	1,318,311
Class R1	1,534	9,554	1,437	8,906
Class R2	2,336	14,891	5,907	37,551
Class R3	35,984	233,030	27,481	167,988
Class R4	9,545	76,009	448,213	2,889,968
	(7,040,540)	$(44,144,594)	12,914,191	$79,543,303

On or about May 10, 2012, sales of Class W shares (including exchanges) are expected to be suspended. On or about May 11, 2012, Class W shares are expected to automatically convert to Class I shares. Current shareholders of Class W shares would become shareholders of Class I and would receive Class I shares with a total net asset value equal to their Class W shares at the time of the conversion.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2012, the fund’s commitment fee and interest expense were $4,892 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

58

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	28,564,492	240,617,072	(244,286,084)	24,895,480

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$24,771	$24,895,480

59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Opportunities Fund (one of the portfolios comprising MFS Series Trust III) (the “Fund”) as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Opportunities Fund as of January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2012

60

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

62

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

63

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

64

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

65

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
William Adams David Cole Matthew Ryan

66

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

67

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

68

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

69

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Municipal High Income Fund

ANNUAL REPORT

January 31, 2012

MMH-ANN

MFS® MUNICIPAL HIGH INCOME FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

We are indeed living through some volatile times. Economic uncertainty is everywhere, as it seems no place in the world has been unmoved by crisis. Over the past year, we have seen a devastating earthquake and tsunami that have led to disruptions in the Japanese markets and supply chains. Protests have changed the face of the Middle East and left in their wake lingering tensions and questions about oil supplies. We have seen debt limits tested in Europe and the United States and policymakers grappling to craft often unpopular monetary and fiscal responses as consumers and businesses struggle with what appears to be a slowing global economy. And now, as the US economy begins to regain its footing, we see the economies of the eurozone heading toward recession as the region’s leaders continue to address sovereign debt crises.

When markets become volatile, managing risk becomes a top priority for investors and their advisors. At MFS® risk management is foremost in our minds in all market climates. Our analysts and portfolio managers keep risks firmly in mind when evaluating securities. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so the risk associated with each portfolio can be assessed objectively and independently.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 19, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue — Hospitals	19.6%
Healthcare Revenue — Long Term Care	10.3%
Universities — Colleges	9.6%
Tobacco	6.4%
Sales & Excise Tax Revenue	5.5%

Composition including fixed income credit quality (a)(i)
AAA	4.9%
AA	11.4%
A	16.3%
BBB	31.0%
BB	7.1%
B	7.8%
CCC	0.5%
CC (o)	0.0%
C	0.3%
D (o)	0.0%
Not Rated	17.6%
Cash & Other	3.1%

Portfolio facts (i)
Average Duration (d)	9.7
Average Effective Maturity (m)	20.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 1/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2012, Class A shares of the MFS Municipal High Income Fund (the “fund”) provided a total return of 16.83%, at net asset value. This compares with a return of 14.10% for the fund’s benchmark, the Barclays Capital Municipal Bond Index.

Market Environment

Early in the period, the U.S. Federal Reserve (the “Fed”) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral eurozone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Despite the continued and considerable uncertainty surrounding Greece, additional liquidity from the European Central Bank, coupled with somewhat better global macroeconomic data, improved market dynamics into the end of the period.

During the past twelve months, the municipal bond market experienced a confluence of events that drove prices higher and yields lower. Amongst the most notable events were a significant decline in new issuance, a major change in cash flows at municipal bond funds, and a broad improvement in credit quality across state and local governments. For the calendar year 2011, gross issuance of tax exempt municipal bonds totaled $245 billion, a decline of 12% from the already depressed levels witnessed in 2010. This reduced issuance occurred at a time of increasing demand. After experiencing negative cash flows from October 2010 through April 2011, municipal bond mutual fund flows turned positive, a sign of growing demand. Finally, concerns regarding state and local finances, which were peaking at the beginning of 2011, waned throughout the year as governments cut spending, reduced the size of the labor

Management Review – continued

force, and saw positive revenue growth (through the third quarter of 2011). The combination of reduced supply, strong demand and improvement in credit quality led investors to bid up municipal bond prices.

Contributors to Performance

A key factor for the fund’s positive performance was the fund’s longer duration (d) stance relative to the Barclays Capital Municipal Bond Index as the municipal bond market rallied throughout the period moving yields lower, particularly along the long end of the municipal yield curve (y).

The fund’s overweight position in the healthcare sector boosted relative returns as this sector outperformed the benchmark over the reporting period. An overweight position in “BBB” (r) securities and an underweight position in “AA” rated securities also supported relative results.

Detractors from Performance

Bond selection in the airlines sector held back relative results primarily from the fund’s holdings of American Airlines – JFK International Airport project bonds which declined during the period. The fund’s overweight exposure to “CCC” rated securities was an additional negative factor for relative results as securities within this credit quality segment underperformed the overall benchmark.

An underweight position in the transportation sector also held back relative performance as this sector outperformed the benchmark over the reporting period.

The fund’s cash position detracted from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when municipal bond markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Gary Lasman	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	16.83%	4.31%	5.37%	N/A
B	9/07/93	16.06%	3.50%	4.56%	N/A
C	9/25/98	15.82%	3.27%	4.32%	N/A
I	6/01/11	N/A	N/A	N/A	12.22%
Comparative benchmark
Barclays Capital Municipal Bond Index (f)		14.10%	5.76%	5.44%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		11.28%	3.30%	4.86%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		12.06%	3.18%	4.56%	N/A
C With CDSC (1% for 12 months) (x)		14.82%	3.27%	4.32%	N/A

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2011 through January 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2011 through January 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/11	Ending Account Value 1/31/12	Expenses Paid During Period (p) 8/01/11-1/31/12
A	Actual	0.69%	$1,000.00	$1,088.18	$3.63
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
B	Actual	1.47%	$1,000.00	$1,083.80	$7.72
	Hypothetical (h)	1.47%	$1,000.00	$1,017.80	$7.48
C	Actual	1.69%	$1,000.00	$1,082.64	$8.87
	Hypothetical (h)	1.69%	$1,000.00	$1,016.69	$8.59
I	Actual	0.69%	$1,000.00	$1,088.00	$3.63
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expenses Impacting Table

Expense ratios include 0.02% of investment related expenses from inverse floaters that are outside of the expense cap arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

1/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.5%
Issuer	Shares/Par	Value ($)

Airport Revenue - 0.9%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	$5,645,000	$6,394,579
Houston, TX, Airport System Rev., “B”, 5%, 2026	1,335,000	1,533,581
Port Authority NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2036	2,435,000	2,663,233
Port Authority NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2042	2,780,000	3,030,089
San Jose, CA, Airport Rev., “A-2”, 5.25%, 2034	6,545,000	7,105,383

		$20,726,865
General Obligations - General Purpose - 3.4%
Chicago, IL, Metropolitan Water Reclamation District-Greater Chicago, “C”, 5%, 2030	$6,960,000	$8,267,297
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	2,325,000	2,641,828
Deaf Smith County, TX, Hospital District, “A”, 6.5%, 2040	3,800,000	4,236,240
Luzerne County, PA, AGM, 6.75%, 2023	1,225,000	1,466,301
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “F”, N, 5.25%, 2024	10,090,000	11,065,199
State of California, 5.25%, 2028	3,545,000	4,135,065
State of California, 5.25%, 2030	2,000,000	2,309,100
State of California, 5.125%, 2033	7,845,000	8,410,781
State of California, 5%, 2041	2,580,000	2,789,238
State of California (Veterans), 5.05%, 2036	2,000,000	2,034,140
State of Hawaii, “DZ”, 5%, 2031	1,800,000	2,129,616
Washington Motor Vehicle Fuel Tax, “B”, NATL, 5%, 2032 (u)	25,010,000	28,007,699

		$77,492,504
General Obligations - Improvement - 0.1%
Guam Government, “A”, 7%, 2039	$1,115,000	$1,196,997
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 2027	1,565,000	1,384,806

		$2,581,803
General Obligations - Schools - 1.3%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2031	$2,060,000	$866,827

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2032	$2,095,000	$823,230
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2033	4,185,000	1,554,811
Chicago, IL, Board of Education, “A”, 5%, 2041	900,000	953,712
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2030	4,785,000	1,983,048
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2031	4,280,000	1,646,773
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2032	3,010,000	1,080,921
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2033	2,965,000	981,534
Hartnell, CA, Community College District (Election of 2002), Capital Appreciation, “D”, 0%, 2039	10,355,000	1,591,978
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 2045	4,240,000	1,381,943
Leander, TX, Independent School District, Capital Appreciation, PSF, 0%, 2030	6,480,000	2,248,625
Los Angeles, CA, Unified School District, “D”, 5%, 2034	525,000	572,423
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 2030	645,000	250,944
Newport Mesa, CA, Unified School District (Election of 2005), Capital Appreciation, 0%, 2041	12,965,000	1,930,359
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2024	3,110,000	1,755,440
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2027	2,070,000	980,683
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2029	4,025,000	1,679,190
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2030	4,455,000	1,739,544
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2027	2,960,000	1,476,389
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2029	2,995,000	1,334,452
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 2029	3,665,000	1,472,707
Whittier, CA, Union High School District, Capital Appreciation, 0%, 2034	2,270,000	578,623

		$28,884,156

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - 19.2%
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 2036	$1,900,000	$1,902,204
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5%, 2028	3,465,000	2,858,105
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5.375%, 2040	5,785,000	4,656,809
Atchison, KS, Hospital Rev. (Atchison Hospital Assn.), “A”, 6.75%, 2030	2,600,000	2,615,366
Athens County, OH, Hospital Facilities Rev. (O’Bleness Memorial Hospital), “A”, 7.125%, 2033	2,500,000	2,515,150
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	1,375,000	1,481,315
Burleigh County, ND, Health Care Rev. (St. Alexius Medical Center), “A”, 5%, 2038	2,120,000	2,126,742
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.5%, 2040	5,435,000	5,636,856
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.75%, 2040	2,210,000	2,330,865
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 2039	2,765,000	3,015,177
California Statewide Communities Development Authority Rev. (Children’s Hospital), 5%, 2047	4,520,000	4,078,080
Chautauqua County, NY, Capital Resource Corp., Rev. (Women’s Christian Assn.), “A”, 8%, 2030	3,890,000	4,162,222
Citrus County, FL, Hospital Board Rev. (Citrus Memorial Hospital), 6.375%, 2032	2,470,000	2,331,235
Citrus County, FL, Hospital Development Authority Rev. (Citrus Memorial Hospital), 6.25%, 2023	275,000	269,690
Clinton County, MO, Industrial Development Agency, Health Facilities Rev. (Cameron Regional Medical Center), 5%, 2032	2,000,000	1,688,240
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.25%, 2023	1,400,000	1,423,744
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2029	3,890,000	3,933,062
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2036	1,000,000	1,008,770
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	7,170,000	7,557,969
Erie County, PA, Hospital Authority Rev. (St. Vincent’s Health), “A”, 7%, 2027	3,525,000	3,757,298
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	3,050,000	3,212,077
Fruita, CO, Rev. (Family Health West Project), 7%, 2018	975,000	1,052,474
Fruita, CO, Rev. (Family Health West Project), 8%, 2043	4,440,000	4,703,026

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Garden City, MI, Hospital Finance Authority Rev. (Garden City Hospital), “A”, 4.875%, 2027	$4,725,000	$4,072,336
Glasgow, KY, Healthcare Rev. (TJ Samson Community Hospital), 6.375%, 2035	2,840,000	3,015,398
Glendale, AZ, Industrial Development Authority (John C. Lincoln Health), 5%, 2042	2,925,000	2,809,375
Grundy County, MO, Industrial Development Authority, Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 2034	1,590,000	1,675,494
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 2035	2,400,000	2,836,680
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 2018 (c)	4,700,000	6,050,827
Illinois Finance Authority Rev. (Kewanee Hospital), 5.1%, 2031	1,885,000	1,675,426
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 2028	3,770,000	4,092,561
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7%, 2029	3,025,000	3,506,217
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7.125%, 2037	2,555,000	2,989,835
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	4,000,000	4,360,240
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 2034	3,865,000	4,629,922
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	2,620,000	2,842,752
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 2038	1,500,000	1,679,700
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	2,545,000	2,852,716
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “A”, 5.5%, 2030	4,000,000	4,061,240
Indiana Health & Educational Facilities Authority, Hospital Rev. (Clarian Hospital), “B”, 5%, 2033	2,510,000	2,617,805
Indiana Health & Educational Facilities Authority, Hospital Rev. (Riverview Hospital), 6.125%, 2012 (c)	3,750,000	3,892,388
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “A”, 5%, 2039	2,000,000	2,037,960
Iron River, MI, Hospital Finance Authority Rev. (Iron County Community Hospital, Inc.), 6.5%, 2040	2,250,000	2,209,748
Jefferson Parish, LA, Hospital Service District No. 1 (West Jefferson Medical Center), “A”, 6%, 2039	1,500,000	1,576,995
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	3,200,000	3,467,200
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	2,000,000	2,148,380

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health Alliance), 6%, 2038	$1,700,000	$1,810,670
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 2036	3,905,000	3,978,141
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 2027	815,000	929,133
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 2030	710,000	768,376
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	5,030,000	5,463,838
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	1,955,000	2,133,120
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Catholic Health Partners), 6.5%, 2012 (c)	7,100,000	7,261,099
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2035	3,795,000	1,210,491
Lake County, OH, Hospital Facilities Rev. (Lake Hospital), “C”, 6%, 2043	2,870,000	2,998,978
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5.9%, 2028	1,890,000	1,891,701
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 6%, 2035	5,500,000	5,430,810
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	7,975,000	8,069,823
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	6,485,000	6,711,845
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2032	410,000	406,552
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	5,400,000	5,153,058
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.875%, 2013 (c)	4,345,000	4,772,200
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	2,760,000	2,820,499
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), 5.75%, 2038	2,575,000	2,610,818
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	2,000,000	2,049,660
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 2031	2,220,000	2,519,278

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 2036	$1,330,000	$1,469,650
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 2018	4,600,000	4,601,242
Massachusetts Health & Educational Facilities Authority Rev. (Saints Memorial Medical Center), “A”, 6%, 2023	6,065,000	5,042,926
Mecosta County, MI, General Hospital Rev., 6%, 2018	990,000	990,772
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2021	1,340,000	1,438,972
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2029	2,490,000	2,630,137
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), “A”, 6.7%, 2019	3,505,000	3,548,462
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Childrens Hospital), 6%, 2046	7,250,000	8,190,398
Michigan Finance Authority Rev. (Trinity Health Corp.), 5%, 2035	3,825,000	4,129,891
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	765,000	855,530
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	4,405,000	4,793,036
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.375%, 2026	3,200,000	3,274,688
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.5%, 2035	3,340,000	3,358,871
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	2,745,000	2,760,866
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	4,935,000	5,261,697
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	860,000	912,082
New Hampshire Health & Education Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2012 (c)	1,320,000	1,365,025
New Hampshire Health & Education Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2032	180,000	182,641
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health System), 6.5%, 2017	355,000	359,540
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital at Conway), 5.25%, 2036	585,000	549,075
New Jersey Health Care Facilities, Financing Authority Rev. (Palisades Medical Center), 6.625%, 2031	1,115,000	1,120,330
New Jersey Health Care Facilities, Financing Authority Rev. (St. Joseph’s Healthcare System), 6.625%, 2038	8,000,000	8,296,720

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5%, 2017	$400,000	$397,516
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 2026	1,580,000	1,405,584
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 2030	1,570,000	1,836,837
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2035	975,000	1,125,755
Norman, OK, Regional Hospital Authority Rev., 5%, 2027	1,350,000	1,317,141
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2029	795,000	790,047
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2036	6,240,000	5,957,453
Norman, OK, Regional Hospital Authority Rev., 5.125%, 2037	3,735,000	3,433,436
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2040	1,075,000	1,105,229
Ohio Higher Educational Facility Commission Rev. (University Hospital Health System), 6.75%, 2039	5,390,000	5,824,973
Oklahoma Development Finance Authority Rev. (Comanche County Hospital), “B”, 6.6%, 2031	4,080,000	4,178,818
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	4,080,000	4,368,456
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 6.625%, 2023	2,715,000	2,719,751
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.5%, 2012 (c)	4,000,000	4,128,760
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 2039	4,760,000	5,439,823
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	6,945,000	8,578,117
Salida, CO, Hospital District Rev., 5.25%, 2036	6,030,000	5,827,332
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 2041	5,000,000	5,577,750
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2031	1,370,000	1,464,037
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2038	4,100,000	4,383,720
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	450,000	464,796
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	750,000	774,660
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	745,000	769,496
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	1,255,000	1,296,264

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	$750,000	$775,740
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	1,250,000	1,292,900
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 6%, 2023	795,000	826,124
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.5%, 2030	2,750,000	2,812,535
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 2032	2,205,000	2,283,035
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 2039	940,000	1,015,285
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 2029	1,155,000	1,251,154
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 2039	1,715,000	1,834,055
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.125%, 2036	2,580,000	2,391,634
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Ranken Jordan Project), 5%, 2027	1,350,000	1,268,433
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Ranken Jordan Project), 5%, 2035	1,300,000	1,169,701
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), RADIAN, 5%, 2017	2,155,000	2,231,696
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2036	6,330,000	6,466,412
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2022 (a)(d)	685,000	58,225
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2046 (a)(d)	7,415,000	630,275
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	3,515,000	3,479,639
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	2,885,000	2,874,787
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 2032	600,000	687,504
Upper Illinois River Valley Development, Health Facilities Rev. (Morris Hospital), 6.625%, 2031	1,900,000	1,920,786
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.25%, 2012 (c)	2,000,000	2,075,100
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.375%, 2012 (c)	2,595,000	2,694,596

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	$1,550,000	$1,675,333
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	3,665,000	3,956,368
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 2036	5,670,000	6,604,586
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 2042	5,075,000	5,288,708
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “B”, ACA, 5.75%, 2037	1,000,000	1,020,840
Weirton, WV, Municipal Hospital Building, Commission Rev. (Weirton Hospital Medical Center), 6.375%, 2031	3,760,000	3,759,511
Weslaco, TX, Health Facilities Rev. (Knapp Medical Center), 6.25%, 2012 (c)	4,000,000	4,077,880
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 2029	700,000	720,307
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), “B”, 5.625%, 2032	1,580,000	1,647,577
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	3,450,000	3,449,621
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.875%, 2030	2,250,000	2,344,005
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 2026	1,830,000	2,025,920
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 2028	550,000	598,334
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “B”, 5.625%, 2029	1,090,000	1,092,790
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 5.5%, 2031	1,855,000	2,036,549
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 6%, 2041	1,405,000	1,575,258
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	6,570,000	6,601,405
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 2034	4,155,000	4,163,227
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “A”, 6.15%, 2015	900,000	897,462
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “C”, 6.2%, 2020	250,000	245,635

		$440,526,995

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - 10.1%
ABAG Finance Authority for Non-Profit Corps., CA, (Episcopal Senior Communities), 6.125%, 2041	$4,000,000	$4,181,520
Abilene, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement Systems, Inc.), “A”, 6.5%, 2020	880,000	824,534
Abilene, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement Systems, Inc.), “A”, 7%, 2033	5,155,000	4,559,134
Arizona Health Facilities Authority Rev. (The Terraces Project), 7.75%, 2013 (c)	2,250,000	2,566,328
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 2036	4,650,000	3,911,487
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.125%, 2025	1,320,000	1,323,564
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.25%, 2035	2,590,000	2,589,819
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2027	620,000	596,564
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2037	800,000	703,232
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 2039	2,985,000	3,094,848
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7%, 2029	1,400,000	1,566,124
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7.25%, 2041	560,000	622,434
Cambria County, PA, Industrial Development Authority Rev. (Beverly Enterprises, Inc.), ETM, 10%, 2012 (c)	120,000	124,264
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 2022	500,000	501,625
Chester County, PA, Industrial Development Authority Rev. (RHA Nursing Home), 8.5%, 2032	885,000	815,483
Colorado Health Facilities Authority Rev. (American Baptist Homes), “A”, 5.9%, 2037	2,730,000	2,398,605
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), “A”, 5.75%, 2037	2,650,000	2,629,039
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “B”, 6.125%, 2033	1,500,000	1,531,230
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), ”A”, 6%, 2030	700,000	742,056
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), ”A”, 6.25%, 2040	1,150,000	1,213,423

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Cumberland County, PA, Municipal Authority Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	$1,965,000	$2,108,759
Cumberland County, PA, Municipal Authority Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	760,000	815,602
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2030	1,035,000	1,054,489
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2040	2,495,000	2,515,135
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6.125%, 2045	7,220,000	7,311,983
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 2029	905,000	961,119
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.35%, 2029	435,000	445,236
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 2039	7,060,000	7,456,419
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.5%, 2039	325,000	331,448
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 2033	600,000	539,340
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Canterbury Court), “A”, 6.125%, 2034	1,020,000	951,813
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2037	4,510,000	3,965,147
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 2029	415,000	482,840
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 2044	1,190,000	1,390,682
Hawaii Department of Budget & Finance, Special Purpose Rev. (Kahala Nui Senior Living Community), 8%, 2033	1,600,000	1,702,304
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2028	1,540,000	1,460,166
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2043	1,560,000	1,285,658
Illinois Finance Authority Rev. (Admiral At The Lake Project), “A”, 8%, 2040	3,000,000	3,041,010
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 2027	4,150,000	4,311,892
Illinois Finance Authority Rev. (Evangelical Retirement Homes of Greater Chicago, Inc.), 7.25%, 2045	3,600,000	3,743,964
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2027	1,600,000	1,424,944

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2037	$3,890,000	$3,163,154
Illinois Finance Authority Rev. (Friendship Village), “A”, 5.375%, 2025	4,630,000	4,346,876
Illinois Finance Authority Rev. (Landing at Plymouth Place), “A”, 6%, 2037	1,510,000	1,265,123
Illinois Finance Authority Rev. (Montgomery Place), “A”, 5.75%, 2038	1,730,000	1,585,597
Illinois Finance Authority Rev. (The Clare at Water Tower), “A-6”, 6%, 2028 (a)(d)	1,057,000	211,400
Illinois Finance Authority Rev., Capital Appreciation, (The Clare at Water Tower), “B”, 0%, 2050 (a)	453,000	1,699
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2021	1,530,000	1,449,185
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2025	2,495,000	2,255,131
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “B”, 5.75%, 2018	1,855,000	1,855,093
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.4%, 2027	2,180,000	1,750,387
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.5%, 2037	2,710,000	2,032,175
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.375%, 2027	750,000	671,625
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.5%, 2036	2,550,000	2,196,060
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II), 7.25%, 2041	3,000,000	3,129,090
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II), 7.375%, 2046	1,050,000	1,098,993
Lee County, FL, Industrial Development Authority Healthcare Facilities Rev. (Shell Point Alliance), “B”, 6.5%, 2031	1,600,000	1,648,320
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 2027	1,185,000	1,088,114
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 7.125%, 2029	1,555,000	1,626,965
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.5%, 2039	2,325,000	2,029,516
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), “C”, 6.875%, 2012 (c)	1,250,000	1,286,300
Loves Park, IL (Hoosier Care), 7.125%, 2034	1,750,000	1,723,838

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 2041	$2,360,000	$2,580,566
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 2037	4,640,000	4,661,112
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 2031	869,621	702,697
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 2039	218,601	166,801
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 2046	58,153	38,618
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 2056	289,249	3,141
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.75%, 2039	680,000	700,903
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.875%, 2044	1,010,000	1,042,350
Massachusetts Industrial Finance Agency Rev. (GF/Revere, Inc.), 6.6%, 2025	5,480,000	5,148,350
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 2030	2,235,000	2,341,051
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 2040	3,230,000	3,356,325
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 2036	3,705,000	3,596,406
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.125%, 2028	1,850,000	1,741,368
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.25%, 2035	1,490,000	1,364,751
Nassau County, NY, Industrial Development Agency Continuing Care (Amsterdam at Harborside), 6.7%, 2043	2,610,000	2,092,124
New Hampshire Health & Education Facilities Authority Rev. (Rivermead), “A”, 6.875%, 2041	2,625,000	2,753,520
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.75%, 2025	475,000	476,359
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.875%, 2037	2,830,000	2,669,454
New Jersey Economic Development Authority Rev. (Seabrook Village, Inc.), 5.25%, 2036	2,735,000	2,514,723
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6%, 2025	785,000	775,933
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 2035	3,480,000	3,406,433

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2037	$2,390,000	$1,665,161
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2045	395,000	263,967
Scott County, IA, Rev. (Christian Retirement Homes, Inc.), 5.25%, 2021	2,410,000	2,423,954
Scott County, IA, Rev. (Ridgecrest Village), 5.25%, 2027	2,055,000	1,941,009
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	2,470,000	2,469,630
South Carolina Jobs & Economic Development Authority Rev. (Lutheran Homes of South Carolina), 5.5%, 2028	470,000	437,020
South Carolina Jobs & Economic Development Authority Rev. (Lutheran Homes of South Carolina), 5.625%, 2042	550,000	491,238
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2027 (a)	1,840,000	946,643
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2042 (a)	1,690,000	850,881
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.2%, 2027	1,590,000	1,310,955
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.25%, 2041	2,800,000	2,088,408
St. John’s County, FL, Industrial Development Authority Rev. (Glenmoor Project), “A”, 5.25%, 2026	1,000,000	853,870
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 2045	7,715,000	8,053,689
Sterling, IL (Hoosier Care), 7.125%, 2034	1,225,000	1,205,351
Suffolk County, NY, Industrial Development Agency (Medford Hamlet Assisted Living), 6.375%, 2039	1,500,000	1,356,900
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.125%, 2029	520,000	545,667
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 5.125%, 2037	3,220,000	3,030,761
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.375%, 2044	3,515,000	3,668,816
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 2044	6,750,000	7,173,765
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	3,940,000	4,362,762
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	3,560,000	3,876,982
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Querencia Barton Creek), 5.5%, 2025	1,440,000	1,382,098

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 2040	$3,250,000	$3,510,780
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 2045	3,500,000	3,766,700
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 2037	3,925,000	2,709,859
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.25%, 2040	1,080,000	1,115,910
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.375%, 2045	1,250,000	1,291,763
Wisconsin Health & Educational Facilities Authority Rev. (American Eagle Nursing Home), 7.15%, 2028	3,680,000	3,819,987
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	485,000	534,344
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	1,960,000	2,144,750

		$231,636,509
Healthcare Revenue - Other - 0.1%
Koyukuk, AK, Tanana Chiefs Conference, Healthcare Facilities Project, 7.75%, 2041	$3,315,000	$3,460,031

Human Services - 0.8%
Alaska Industrial Development & Export Authority, Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 5.875%, 2027 (a)	$3,790,000	$2,349,800
Alaska Industrial Development & Export Authority, Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 6%, 2036 (a)	1,175,000	728,500
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 7%, 2036	1,535,000	1,503,226
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “C”, 7%, 2036	1,270,000	1,243,711
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.85%, 2036	3,415,000	3,339,119
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “B”, 6.5%, 2013	55,000	55,369
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 2024	2,850,000	2,850,485
New York, NY, Industrial Development Agency Rev. (Special Needs Facilities Pooled Program), 6.1%, 2012	205,000	206,002

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Human Services - continued
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 8.875%, 2021	$1,925,000	$1,933,894
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 9%, 2031	2,185,000	2,178,729
Osceola County, FL, Industrial Development Authority Rev. (Community Provider), 7.75%, 2017	198,000	199,065
Philadelphia, PA, Industrial Development Authority Rev., 6.125%, 2019	880,000	726,114

		$17,314,014
Industrial Revenue - Airlines - 3.8%
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 2029	$4,070,000	$4,841,753
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 2035	1,310,000	1,423,079
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032	13,545,000	12,085,120
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032	3,460,000	3,287,381
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), 6.625%, 2038	5,630,000	5,730,496
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), “E”, 7.375%, 2022	1,100,000	1,105,137
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), “E”, 6.75%, 2029	14,365,000	14,436,825
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), “E”, 7%, 2029	1,830,000	1,839,150
Los Angeles, CA, Regional Airport Lease Rev. (American Airlines), “C”, 7.5%, 2024 (a)(d)	7,015,000	6,310,834
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 6.25%, 2019	6,000,000	6,000,000
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 6.4%, 2023	7,000,000	7,000,700
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 6.25%, 2029	6,660,000	6,659,201
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport), 7.625%, 2025 (a)	13,310,000	12,046,881
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport), 7.75%, 2031 (a)	5,545,000	4,953,626

		$87,720,183

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Chemicals - 1.6%
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 2033	$8,190,000	$8,784,185
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 2033	1,625,000	1,661,774
Giles County, VA, Industrial Development Authority Rev. (Celanese Corp.), 6.45%, 2026	1,000,000	999,900
Giles County, VA, Industrial Development Authority, Solid Waste Disposal Facilities Rev. (Hoechst Celanese Corp.), 6.625%, 2022	3,060,000	3,060,643
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 2032	4,800,000	5,197,056
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 2029	2,990,000	3,314,774
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 2035	4,000,000	4,364,200
Port of Bay, TX, City Authority (Hoechst Celanese Corp.), 6.5%, 2026	2,500,000	2,499,850
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “A”, 6.45%, 2030	430,000	434,730
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	5,380,000	5,422,556
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 2024	130,000	123,629

		$35,863,297
Industrial Revenue - Environmental Services - 0.5%
Cobb County, GA, Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 5%, 2033	$1,590,000	$1,557,357
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 2018	540,000	598,844
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 2028	3,260,000	3,353,660
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 6.25%, 2025 (b)	3,985,000	3,984,761
Ohio Water Development Authority, Solid Waste Rev. (Allied Waste N.A. Inc.), “A”, 5.15%, 2015	1,500,000	1,526,220

		$11,020,842
Industrial Revenue - Other - 2.0%
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 2035	$2,500,000	$2,250,850
California Statewide Communities, Development Authority Environmental Facilities (Microgy Holdings), 9%, 2038 (a)(d)	100,980	1,010
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings LLC Project), 7%, 2036 (a)(d)	746,831	7,468

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Other - continued
Gulf Coast, TX, Waste Disposal Authority Rev. (Valero Energy Corp.), 5.6%, 2032	$850,000	$850,102
Gulf Coast, TX, Waste Disposal Rev. (Valero Energy Corp.), 6.65%, 2032	1,500,000	1,502,880
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 2023	355,000	318,833
Janesville, WI, Industrial Development Rev. (Simmons Manufacturing Co.), 7%, 2017	3,900,000	3,916,809
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	11,000,000	12,074,150
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “B”, 6.875%, 2037	1,570,000	1,464,920
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “C”, 6.5%, 2015	1,835,000	1,845,074
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 2035	4,880,000	4,882,977
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-1”, 7.875%, 2032 (b)(n)	4,205,000	4,381,232
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-2”, 7.875%, 2032 (b)(n)	1,850,000	1,927,534
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 2033	530,000	540,579
Pennsylvania Economic Development Financing Authority, (Amtrak Passenger Corp.), “A”, 6.375%, 2041	3,600,000	3,626,748
Pennsylvania Economic Development Financing Authority, Finance Authority Facilities Rev. (Amtrak Passenger Corp.), “A”, 6.25%, 2031	1,625,000	1,634,571
Philadelphia, PA, Industrial Development Authority Rev. (Host Marriott LP), 7.75%, 2017	2,000,000	2,004,360
Tooele County, UT, Hazardous Waste Treatment Rev. (Union Pacific Corp.), 5.7%, 2026	3,130,000	3,153,819

		$46,383,916
Industrial Revenue - Paper - 2.0%
Arkansas Development Finance Authority, Industrial Facilities Rev. (Potlatch Corp.), “A”, 7.75%, 2025	$1,200,000	$1,235,676
Brunswick & Glynn County, GA, Development Authority Rev. (Georgia-Pacific LLC), 5.55%, 2026	2,325,000	2,331,696
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia-Pacific Corp.), 5.75%, 2028	4,010,000	4,068,185
Cass County, TX, Industrial Development Corp. (International Paper Co.), “A”, 4.625%, 2027	3,750,000	3,727,725

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Paper - continued
De Soto Parish, LA, Environmental Improvement Rev. (International Paper Co.), 6.35%, 2025	$1,650,000	$1,666,269
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “A”, 6.25%, 2012 (c)	3,100,000	3,137,789
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “B”, 6.45%, 2012 (c)	1,100,000	1,112,947
Effingham County, GA, Development Authority, Solid Waste Disposal Rev. (Fort James), 5.625%, 2018	5,560,000	5,574,845
Escambia County, FL, Environmental Improvement Rev. (International Paper Co.), “A”, 4.75%, 2030	1,940,000	1,892,703
Phenix City, AL, Industrial Development Board Environmental Improvement Rev., “A” (Mead Westvaco Coated Board Project), 6.35%, 2035	4,000,000	4,003,560
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	4,835,000	4,952,781
Sabine River, LA, Water Facilities Authority Rev. (International Paper Co.), 6.2%, 2025	2,250,000	2,271,915
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 2033	6,750,000	7,468,200
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 2035	1,635,000	1,706,548
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (a)(d)	800,000	16,800
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 2019 (a)(d)	6,830,000	143,430

		$45,311,069
Miscellaneous Revenue - Entertainment & Tourism - 1.6%
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 2018 (n)	$1,750,000	$1,755,740
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 2030	2,265,000	2,407,446
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 2040	3,580,000	3,817,318
Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise., “A”, 8.5%, 2026 (n)	2,710,000	2,808,265
Harris County, Houston, TX, Sports Authority, Special Rev., “A”, NATL, 5%, 2025	6,780,000	6,575,854
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 2034	4,580,000	1,071,170
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 2038	24,360,000	4,357,760

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Entertainment & Tourism - continued
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 2022 (n)	$4,150,000	$4,357,791
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.25%, 2027 (n)	1,840,000	1,788,222
Seneca Nation Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 2023 (n)	2,715,000	2,376,114
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligations, “A”, 5.25%, 2016 (n)	300,000	290,418
St. Louis, MO, Land Clearence Redevelopment Authority, Facilities Improvement Special Rev. (Kiel Opera House), “B”, 7%, 2035	4,450,000	4,573,621

		$36,179,719
Miscellaneous Revenue - Other - 2.4%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2017	$845,000	$856,627
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2020	830,000	833,162
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2024	4,640,000	4,579,216
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5%, 2034	1,335,000	1,209,537
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 7.5%, 2030	1,560,000	1,414,842
Capital Trust Agency, FL, Fort Lauderdale Project (Cargo Acquisition Co. Obligated Group), 5.75%, 2032	4,500,000	3,865,860
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2019	660,000	748,084
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	2,940,000	3,333,254
Cleveland-Cuyahoga County, OH, Port Authority Rev., 7%, 2040	1,165,000	1,227,246
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Columbia National Group), 5%, 2020	1,140,000	1,096,600
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount), “B”, 5.125%, 2025	470,000	464,040
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017	3,965,000	3,982,961
Houston, TX, Industrial Development Corp. Rev. (Aero Syracuse LLC), 6.375%, 2023	1,905,000	1,840,344
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 2041	340,000	367,802
New Jersey Economic Development Authority Rev. (Kapkowski Project), “B”, 6.5%, 2018	3,125,000	3,331,469
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 2030	2,050,000	2,245,673
New York City, NY, Trust for Cultural Resources Rev. (Whitney Museum of American Art), 5%, 2031	5,000,000	5,525,400
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 2049	4,760,000	5,171,883

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 2044	$4,680,000	$5,024,167
Onondaga County, NY, Industrial Development Authority Rev. (Air Cargo), 6.125%, 2032	100,000	90,076
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 2027	3,975,000	3,913,825
Southwestern Illinois Development Authority Rev., Solid Waste Disposal Rev., 5.9%, 2014	570,000	571,374
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	440,000	463,478
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	515,000	478,543
Summit County, OH, Port Authority Building Rev. (Twinsburg Township), “D”, 5.125%, 2025	405,000	390,007
Summit County, OH, Port Authority Building Rev. (Workforce Policy Board), “F”, 4.875%, 2025	2,480,000	2,229,892
Texas Midwest Public Facility Corp. Rev. (Secure Treatment Facility Project), 9%, 2030 (a)(d)	1,605,000	866,700

		$56,122,062
Multi-Family Housing Revenue - 0.6%
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 2035	$635,000	$638,029
Fairfax County, VA, Economic Development Authority, Senior Living (Lewinsville Retirement Village), “A”, 5.25%, 2032	1,215,000	1,030,296
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (b)	1,345,000	1,359,123
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 2037 (d)(q)	3,850,000	2,174,057
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049 (z)	2,000,000	1,320,160
MuniMae TE Bond Subsidiary LLC, 5.9%, 2050 (z)	2,000,000	1,120,180
MuniMae TE Bond Subsidiary LLC, FRN, 7.5%, 2049 (n)	5,035,572	4,786,160
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.15%, 2048	1,380,000	1,395,014

		$13,823,019
Parking - 0.1%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 2036	$2,335,000	$2,590,963

Port Revenue - 0.1%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 2025	$885,000	$917,072

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Port Revenue - continued
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 2035	$1,740,000	$1,790,843

		$2,707,915
Sales & Excise Tax Revenue - 5.4%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2029	$1,435,000	$1,666,867
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2030	2,875,000	3,313,466
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2031	540,000	618,953
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2040	5,585,000	6,219,456
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2034	8,490,000	9,056,962
Desloge, MO, Tax Increment Rev. (U.S. Highway 67 Street Redevelopment), 5.2%, 2020	120,000	118,964
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2024	10,090,000	13,169,266
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2025	20,000,000	26,282,000
Massachusetts School Building Authority, Sales Tax Rev., “B”, 5%, 2032 (u)	12,280,000	14,457,612
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place), “B”, AGM, 5%, 2050 (u)	20,000,000	20,803,000
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2037	1,175,000	1,293,734
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.375%, 2039	1,860,000	2,029,520
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2042	1,635,000	1,796,702
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 6%, 2042	3,695,000	4,164,376
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.375%, 2038	645,000	707,365
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2041	3,000,000	3,256,560
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2032	4,390,000	4,316,029
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	2,655,000	2,167,728
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2047	14,305,000	1,986,678
Utah Transit Authority Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 2028	6,825,000	3,094,523

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Sales & Excise Tax Revenue - continued
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 2021	$6,030,000	$3,992,403

		$124,512,164
Single Family Housing - Local - 0.1%
Jefferson County, TX, Housing Finance Corp., Capital Appreciation, NATL, 0%, 2015	$300,000	$203,994
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “B”, 5.5%, 2038	40,000	35,380
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.9%, 2035	465,000	468,962
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 2035	185,000	191,728
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 2037	90,000	93,762
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-2”, GNMA, 5.75%, 2037	325,000	327,613
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 6%, 2035	390,000	402,932
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.625%, 2036	385,000	406,749
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 2037	615,000	620,141
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 2037	245,000	247,087

		$2,998,348
Single Family Housing - State - 1.6%
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 2033	$12,730,000	$12,794,541
California Housing Finance Agency Rev., “A”, 4.75%, 2021	2,000,000	2,008,300
Colorado Housing & Finance Authority Rev., “B-2”, 6.1%, 2023	140,000	142,512
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2033	205,000	211,728
Colorado Housing & Finance Authority Rev., “C-2”, 5.9%, 2023	285,000	299,509
Colorado Housing & Finance Authority Rev., “C-2”, FHA, 6.6%, 2032	235,000	248,073
Colorado Housing & Finance Authority Rev., “C-3”, 6.75%, 2021	55,000	57,379
Colorado Housing & Finance Authority Rev., “C-3”, 7.15%, 2030	15,000	15,483
Iowa Finance Authority Single Family Mortgage Rev. (Mortgage Backed Securities), “A”, GNMA, 5.3%, 2033	615,000	654,053
Mississippi Home Corp., Single Family Rev., “A”, GNMA, 6.1%, 2034	1,065,000	1,121,658

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
Mississippi Home Corp., Single Family Rev., “A-2”, GNMA, 6.5%, 2032	$860,000	$917,405
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.75%, 2034	125,000	131,635
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 2037	1,595,000	1,695,230
New Hampshire Housing Finance Authority Rev., “B”, 6.5%, 2035	525,000	551,528
North Carolina Housing Finance Agency Rev., “30-A”, 5.25%, 2039 (u)	13,115,000	13,318,283
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 2039	2,135,000	2,222,684

		$36,390,001
Solid Waste Revenue - 0.0%
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	$650,000	$701,194

State & Agency - Other - 0.2%
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.5%, 2037	$3,600,000	$3,614,796

State & Local Agencies - 1.6%
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 2039	$7,550,000	$1,690,068
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	3,380,000	3,872,331
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	1,380,000	1,587,483
Delaware Valley, PA, Regional Finance Authority, “B”, FRN, AMBAC, 0.702%, 2018	50,000	50,000
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 9.987%, 2018 (p)	150,000	195,105
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, AMBAC, 5%, 2020	250,000	250,265
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2035	2,030,000	2,045,936
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2038	7,540,000	7,575,212
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 2045	6,065,000	6,077,494
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 2023	1,185,000	1,227,020

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 2040	$3,055,000	$3,285,622
Harris County, TX, 5.8%, 2014	435,357	440,969
Harris County, TX, 5.625%, 2020	1,595,461	1,577,368
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	1,060,000	1,140,761
Puerto Rico Public Finance Corp., Commonwealth Appropriations, “B”, 6%, 2026	1,960,000	2,301,001
Puerto Rico Public Finance Corp., Commonwealth Appropriations, “B”, 5.5%, 2031	2,855,000	3,078,204

		$36,394,839
Student Loan Revenue - 0.6%
Access to Loans for Learning, CA, Student Loan Rev., 7.95%, 2030	$2,700,000	$2,706,885
Iowa Student Loan Liquidity Corp., “A-2”, 5.5%, 2025	1,785,000	1,857,328
Iowa Student Loan Liquidity Corp., “A-2”, 5.6%, 2026	1,785,000	1,859,399
Iowa Student Loan Liquidity Corp., “A-2”, 5.7%, 2027	215,000	224,208
Iowa Student Loan Liquidity Corp., “A-2”, 5.75%, 2028	3,615,000	3,771,927
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	3,245,000	3,518,391
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 2022	250,000	289,275

		$14,227,413
Tax - Other - 1.0%
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2047	$3,340,000	$3,440,200
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2047	3,230,000	3,647,122
New York Dormitory Authority, State Personal Income Tax Rev.,”C”, 5%, 2034	9,000,000	10,264,230
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	4,090,000	4,629,471

		$21,981,023
Tax Assessment - 3.3%
Altoona, IA, Urban Renewal Tax Increment Rev., 6%, 2043	$3,000,000	$3,070,950
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 2040	1,320,000	1,359,428
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 2040	4,700,000	4,826,336
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-1”, 5.5%, 2036 (a)(d)	635,000	107,950
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-3”, 5.5%, 2036	330,000	303,818

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A”, 5.35%, 2036	$1,745,000	$1,238,741
Arborwood Community Development District, FL, Special Assessment (Master Infrastructure Projects), “B”, 5.1%, 2014	575,000	452,381
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 2030	2,450,000	2,475,578
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031	1,515,000	1,483,549
Baltimore, MD, Special Obligation, (East Baltimore Research Park Project), “A”, 7%, 2038	2,600,000	2,746,640
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 2039	2,645,000	2,330,800
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 2037	915,000	729,365
Concord Station Community Development District, FL, Special Assessment, 5%, 2015	450,000	440,348
Creekside Community Development District, FL, Special Assessment, 5.2%, 2038 (a)(d)	2,600,000	1,040,000
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 2026	2,635,000	1,276,526
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 2036	945,000	760,356
Fishhawk Community Development District, FL, 7.04%, 2014	130,000	130,079
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	1,965,000	1,781,155
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2009 (a)(d)	640,000	288,000
Lakeshore Villages Master Community Development District, LA, Special Assessment, “A”, 5.25%, 2017 (a)(d)	2,862,000	1,144,800
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	1,570,000	1,386,184
Legends Bay Community Development District, FL, “A”, 5.5%, 2014	1,565,000	1,297,557
Legends Bay Community Development District, FL, “A”, 5.875%, 2038	1,335,000	985,337
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 2034	3,217,000	2,927,470
Main Street Community Development District, FL, “A”, 6.8%, 2038	1,805,000	1,637,568
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 2022	680,000	650,590
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 2016 (d)(q)	2,300,000	1,380,000
New Port Tampa Bay Community Development District, FL, Special Assessment, “B”, 5.3%, 2012 (a)(d)	1,360,000	408,014

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 2034	$865,000	$889,990
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 2014	660,000	643,157
Osage Beach, MO, Tax Increment Rev. (Prewitts), 4.8%, 2016	1,675,000	1,553,847
Osage Beach, MO, Tax Increment Rev. (Prewitts), 5%, 2023	1,500,000	1,250,445
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 2038	3,775,000	3,372,774
Overland Park, KS, Special Assessment (Tallgrass Creek), 4.85%, 2016	869,000	832,815
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 2028	3,848,000	3,209,386
Palm Glades Community Development District, FL, Special Assessment, “A”, 5.3%, 2036	1,005,000	709,761
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 2036 (a)(d)	895,000	358,000
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 2013 (a)(d)	1,000,000	400,000
Panther Trace II, Community Development District, FL, Special Assessment, 5.125%, 2013	715,000	631,724
Parker Road Community Development District, FL, “A”, 5.6%, 2038	1,205,000	602,500
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	2,355,000	2,086,365
Paseo Community Development District, FL, Capital Improvement Rev., “B”, 4.875%, 2010 (a)(d)	1,415,000	14
Paseo Community Development District, FL, Capital Improvement Rev., Capital Appreciation, “A-2”, 0%, 2036	3,505,000	786,452
Paseo Community Development District, FL, Special Assessment, “A-1”, 5.4%, 2036	255,000	241,786
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 2034	755,000	724,483
Rolling Hills Community Development District, FL, Capital Improvement Rev., “B”, 5.125%, 2013 (a)(d)	435,000	307,149
Sarasota National Community Development District, FL, Special Assessment Rev., 5.3%, 2039 (a)(d)	3,215,000	1,125,250
Six Mile Creek Community Development District, FL, Capital Improvement Rev., 5.875%, 2038 (a)(d)	5,000,000	1,550,000
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 2010 (d)	565,000	412,450
Stone Ridge, CO, Metropolitan District No. 2, 7.25%, 2031	2,421,000	1,950,914
Stonebrier Community Development District, FL, Special Assessment, 5.5%, 2037	1,740,000	1,571,098

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Sweetwater Creek Community Development District, FL, Capital Improvement Rev., “A”, 5.5%, 2038 (a)(d)	$1,450,000	$551,000
Sweetwater Creek Community Development District, FL, Capital Improvement Rev., “B-1”, 5.3%, 2017 (a)(d)	1,985,000	754,300
Tolomato Community Development District, FL, Special Assessment, 6.65%, 2040	3,825,000	1,645,974
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	2,540,000	2,272,055
Two Creeks Community Development District, FL, Capital Improvement Rev., 5.25%, 2037	2,035,000	1,324,256
Villa Portofino East Community Development District, FL, Special Assessment, 5.2%, 2037	1,985,000	1,671,072
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 2039 (a)(d)	790,000	339,700
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	605,000	603,379
Watergrass Community Development District, FL, “A”, 5.375%, 2039	1,475,000	820,115
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 2017	1,305,000	1,227,666

		$75,079,397
Tobacco - 6.3%
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 2012 (c)	$4,345,000	$4,429,293
Badger, WI, Tobacco Asset Securitization Corp., 6.375%, 2012 (c)	495,000	505,009
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	25,260,000	19,950,095
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2030	3,310,000	2,565,482
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 2034	4,485,000	3,337,916
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2047	4,790,000	3,553,222
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 2047	5,000,000	4,071,350
Buckeye, OH, Tobacco Settlement Financing Authority, Capital Appreciation, “A-3”, 0% to 2012, 6.25% to 2037	11,535,000	8,625,181
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 2029	3,560,000	3,538,284
District of Columbia, Tobacco Settlement, 6.25%, 2024	2,590,000	2,627,840
District of Columbia, Tobacco Settlement, 6.75%, 2040	885,000	897,567
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.125%, 2047	5,000,000	3,395,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	$5,015,000	$3,775,192
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-4”, 7.8%, 2013 (c)	3,000,000	3,289,860
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, “A-1”, 5%, 2033	525,000	390,826
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 2024	2,330,000	2,604,963
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	14,375,000	16,036,606
Inland Empire, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, Capital Appreciation, “C-1”, 0%, 2036	11,775,000	1,169,964
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 2034	4,295,000	3,837,797
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.5%, 2030	3,705,000	3,756,907
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.875%, 2039	6,940,000	7,008,498
Michigan Tobacco Settlement Finance Authority Rev., Asset Backed, “A”, 6%, 2048	5,000,000	3,775,450
New Jersey Tobacco Settlement Financing Corp., 5.75%, 2012 (c)	1,640,000	1,669,799
New Jersey Tobacco Settlement Financing Corp., 7%, 2013 (c)	45,000	48,998
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	34,705,000	26,104,060
Tobacco Securitization Authority, Minnesota Tobacco Settlement Rev., “B”, 5.25%, 2031	7,715,000	8,341,844
Washington Tobacco Settlement Authority Rev., 6.5%, 2026	875,000	913,946
Washington Tobacco Settlement Authority Rev., 6.625%, 2032	4,935,000	5,135,706

		$145,356,905
Toll Roads - 1.4%
E-470 Public Highway Authority Rev., CO, “C”, 5.375%, 2026	$755,000	$772,403
E-470 Public Highway Authority, Colorado Rev., Capital Appreciation, “B”, NATL, 0%, 2027	12,305,000	5,004,197
Illinois Toll Highway Authority Rev., “B”, 5.5%, 2033	4,355,000	4,826,124
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 2040	8,365,000	9,103,128
North Texas Tollway Authority Rev., 6%, 2043	1,280,000	1,469,222
North Texas Tollway Authority Rev. (Special Projects System), “D”, 5%, 2031	5,980,000	6,845,844
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 2025	3,185,000	3,949,591

		$31,970,509
Transportation - Special Tax - 0.1%
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 2041	$2,250,000	$2,430,563

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - 9.5%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 2028	$1,305,000	$1,388,611
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 2038	2,025,000	2,123,638
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 2039	4,720,000	5,090,567
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 2038	2,320,000	2,426,720
California Educational Facilities Authority Rev. (Chapman University), 5%, 2031	1,240,000	1,345,164
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2026	1,970,000	1,867,343
California Educational Facilities Authority Rev. (University of La Verne), “A”, 5%, 2029	2,205,000	2,220,281
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	1,915,000	2,077,526
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 2040	900,000	978,984
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 2027	1,385,000	1,389,224
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.5%, 2038	1,580,000	1,495,344
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 2040	5,000,000	5,347,600
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 2025	510,000	549,923
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 2034	250,000	266,915
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), 6.375%, 2039	2,500,000	2,568,150
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 2037	2,775,000	2,688,698
Grand Valley, MI, State University Rev., 5.5%, 2027	1,015,000	1,130,629
Grand Valley, MI, State University Rev., 5.625%, 2029	495,000	550,618
Harris County, TX, Cultural Education Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 2032	4,535,000	4,688,056
Houston, TX, Community College Systems, COP, NATL, 7.875%, 2012 (c)	9,150,000	9,424,775
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2031	3,125,000	2,606,281
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2036	3,080,000	2,475,981

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	$5,845,000	$6,335,746
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 2051	1,525,000	1,686,040
Indiana University Rev., “A”, 5%, 2029	775,000	939,362
Indiana University Rev., “A”, 5%, 2030	345,000	411,968
Indiana University Rev., “A”, 5%, 2031	430,000	509,653
Indiana University Rev., “A”, 5%, 2032	430,000	505,874
Indiana University Rev., “A”, 5%, 2037	1,290,000	1,485,435
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	1,330,000	1,366,163
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2039	1,575,000	1,609,603
Massachusetts Development Finance Agency Rev. (Curry College), “A”, ACA, 5%, 2036	1,135,000	1,123,979
Massachusetts Development Finance Agency Rev. (Curry College), “A”, RADIAN, 5%, 2036	800,000	792,232
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2033	430,000	456,454
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 2036 (u)	25,000,000	29,379,000
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	2,140,000	2,451,413
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	6,130,000	6,803,503
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 5.75%, 2039	4,365,000	4,626,420
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “A”, 5%, 2039 (u)	10,000,000	11,178,000
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “B”, 5%, 2039 (u)	10,000,000	11,178,000
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth College), 5.25%, 2039 (u)	20,000,000	22,939,600
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	2,335,000	2,822,011
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 2032	4,280,000	5,147,642
Northern Arizona University, AGM, 5%, 2036	55,000	59,422
Ohio Higher Education Facilities Rev. (Ashland University Project), 6.25%, 2024	5,995,000	6,257,221

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.125%, 2030	$2,780,000	$2,940,239
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.375%, 2040	4,100,000	4,348,255
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), 5.5%, 2034	2,580,000	2,611,012
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), “A”, 5.25%, 2027	1,330,000	1,413,085
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 2041	1,545,000	1,621,833
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	5,330,000	5,625,335
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 4.75%, 2032	2,150,000	2,149,871
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5.125%, 2036	1,055,000	1,063,968
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2030	1,755,000	2,048,892
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2031	770,000	893,393
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2032	735,000	847,529
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2037	1,350,000	1,517,589
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 2027	4,795,000	5,682,698
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 2028	1,445,000	1,686,055
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 2034	2,435,000	2,570,630
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 2037	3,000,000	3,007,890
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2035	710,000	740,708
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2039	1,435,000	1,491,238

		$217,025,989
Universities - Dormitories - 1.6%
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 2045	$5,990,000	$6,155,204
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	2,345,000	2,267,099

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Dormitories - continued
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 2042	$1,575,000	$1,718,105
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	2,125,000	2,262,913
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5.375%, 2038	3,000,000	3,120,930
Illinois Educational Facilities Authority, Educational Advancement Fund (University Center), 6.625%, 2012 (c)	1,500,000	1,538,715
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 2031	1,875,000	2,060,119
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 2031	5,785,000	6,358,178
Pennsylvania Higher Education Facilities Authority Rev. (East Stroudsburg University), 5%, 2042	2,775,000	2,732,237
Pennsylvania Higher Education Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 2030	740,000	788,048
Pennsylvania Higher Education Facilities Authority Rev. (Edinboro University Foundation), 6%, 2043	1,050,000	1,113,189
Pennsylvania Higher Education Facilities Authority Rev. (Shippensburg University), 6.25%, 2043	5,500,000	5,894,900

		$36,009,637
Universities - Secondary Schools - 3.3%
California Statewide Communities Development Authority Rev. (Aspire Public Schools), 6.375%, 2045	$6,000,000	$6,358,200
California Statewide Communities Development Authority Rev. (Aspire Public Schools), 6.125%, 2046	5,655,000	5,842,463
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.5%, 2031	870,000	880,927
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.75%, 2041	695,000	712,403
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 2040	2,690,000	2,817,587
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 2045	1,670,000	1,770,885
Florida Development Finance Corp. Educational Facilities Rev. (Bay Area Charter Foundation LLC), “A”, 7.75%, 2042	3,480,000	3,553,985
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),”A”, 6%, 2030	2,575,000	2,689,176
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),”A”, 6%, 2040	5,490,000	5,607,980

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Secondary Schools - continued
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),”A”, 7.625%, 2041	$4,125,000	$4,363,301
Illinois Finance Authority Charter School Rev. (Uno Charter School Network, Inc.), “A”, 7.125%, 2041	2,000,000	2,086,500
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 2039	1,670,000	1,820,434
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	4,385,000	4,702,036
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.25%, 2027	1,820,000	1,724,286
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.375%, 2037	3,155,000	2,737,499
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.25%, 2018 (a)(d)	985,000	394,000
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038 (a)(d)	460,000	184,000
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 2035	450,000	459,504
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Project), 5.75%, 2030	520,000	495,295
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 2035	470,000	496,546
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 2040	2,955,000	3,253,012
Seminole County, FL, Industrial Development Authority Rev. (Choices in Learning, Inc.),”A”, 7.375%, 2041	2,500,000	2,685,825
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.375%, 2031	630,000	654,425
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.625%, 2042	1,260,000	1,308,384
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Early Light Academy Project), 8.25%, 2035	3,730,000	3,916,798
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Hawthorne Academy Project), 8.25%, 2035	4,015,000	4,252,166
Utah County, UT, Charter School Rev. (Lakeview Academy), “A”, 5.625%, 2037	1,815,000	1,529,700
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 2037	2,405,000	2,042,086
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), “A”, 6%, 2038	6,070,000	5,162,232

		$74,501,635

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Cogeneration - 0.1%
Alaska Industrial Development & Export Authority, 5.875%, 2032	$1,495,000	$1,468,254
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Colver), “G”, 5.125%, 2015	1,550,000	1,556,557

		$3,024,811
Utilities - Investor Owned - 3.4%
Apache County, AZ, Industrial Development Authority, Pollution Control Rev. (Tucson Electric Power Co.),”A”, 5.85%, 2028	$5,625,000	$5,632,706
Brazos River Authority, TX, Pollution Control Rev. (TXU Energy Co. LLC), 5%, 2041	3,015,000	452,009
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 2040	3,500,000	3,508,750
Chula Vista, CA, Industrial Development Rev. (San Diego Gas), 5.875%, 2034	1,940,000	2,243,571
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 2040	11,160,000	11,681,618
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 2039	5,985,000	6,680,038
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary),”A”, FGIC, 4.8%, 2025	1,000,000	1,015,150
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 2040	1,790,000	2,048,297
Maricopa County, AZ, Pollution Control Rev. (Southern California Edison Co.),”A”, 5%, 2035	4,700,000	5,047,095
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	685,000	790,887
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 2029	2,155,000	2,451,485
Matagorda County, TX, Pollution Control Rev. (Reliant Energy), 5.95%, 2030	4,025,000	4,031,440
Mecklenburg County, VA, Industrial Development Authority Rev. (UAE Mecklenburg LP), 6.5%, 2017	2,800,000	2,819,628
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	1,050,000	1,261,302
Ohio Air Quality Development Authority Rev. (FirstEnergy Corp.), “A”, 5.7%, 2020	4,335,000	4,881,253
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 2039	1,635,000	1,756,889
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 2039	1,830,000	1,898,991
Pennsylvania Economic Development Financing Authority (Allegheny Energy Supply Co. LLC), 7%, 2039	7,390,000	8,378,265

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), 5.75%, 2029	$5,430,000	$5,675,762
Pima County, AZ, Industrial Development Authority, Industrial Rev. (Tucson Electric Power Co.), “A”, 5.25%, 2040	4,755,000	4,832,411

		$77,087,547
Utilities - Municipal Owned - 0.7%
Mississippi Business Finance Corp., Gulf Opportunity Zone Rev., “A”, 5%, 2037	$3,000,000	$3,138,840
Philadelphia, PA, Gas Works Rev., 5.25%, 2040	1,070,000	1,103,266
Puerto Rico Electric Power Authority, Power Rev., “AAA”, 5.25%, 2028	5,240,000	5,766,620
Puerto Rico Electric Power Authority, Power Rev., “AAA”, 5.25%, 2031	2,245,000	2,441,999
Salt River, AZ, Project Agricultural Improvement & Power District Electric, “A”, 5%, 2032	2,615,000	2,954,872

		$15,405,597
Utilities - Other - 2.8%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$1,135,000	$1,450,348
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	5,110,000	6,208,957
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 2028	2,245,000	2,431,470
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 2028	4,865,000	5,677,406
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	7,060,000	8,746,422
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 2027	4,000,000	4,326,400
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2032	6,670,000	6,764,714
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	9,565,000	9,605,843
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	12,055,000	13,179,611
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	2,105,000	2,279,041
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	2,225,000	2,388,293

		$63,058,505
Water & Sewer Utility Revenue - 2.9%
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 2022	$2,895,000	$3,606,591
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	4,410,000	4,787,452
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,215,000	1,312,662
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2028	5,505,000	6,603,413

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2029	$1,010,000	$1,202,132
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2030	4,680,000	5,531,432
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2031	175,000	205,399
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	4,655,000	5,208,293
East Bay, CA, Municipal Utility District, Water System Rev., “A”, 5%, 2028	5,000,000	6,136,700
El Paso, TX, Water & Sewer Rev., 5%, 2028	545,000	645,956
Houston, TX, Utility System Rev., “D”, 5%, 2036	4,045,000	4,547,349
Iowa Finance Authority Rev., 5%, 2031	11,825,000	14,100,367
Madera, CA, Irrigation Financing Authority Rev., 6.5%, 2040	5,970,000	6,598,104
Massachusetts Water Resources Authority, “B”, 5%, 2041	2,875,000	3,248,089
New York Environmental Facilities Corp., Clean Drinking Water Revolving Funds, 5%, 2024	1,685,000	2,067,950

		$65,801,889
Total Municipal Bonds (Identified Cost, $2,118,268,777)		$2,207,918,624

Floating Rate Demand Notes - 0.2%
Sublette County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.03%, due 2/01/12, at Identified Cost	$6,100,000	$6,100,000

Money Market Funds - 5.3%
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)	121,128,137	$121,128,137
Total Investments (Identified Cost, $2,245,496,914)		$2,335,146,761

Other Assets, Less Liabilities - (2.0)%		(46,694,598)
Net Assets - 100.0%		$2,288,452,163

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $24,471,476 representing 1.1% of net assets.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049	10/14/04	$2,000,000	$1,320,160
MuniMae TE Bond Subsidiary LLC, 5.9%, 2050	11/02/05	2,000,000	1,120,180
Total Restricted Securities			$2,440,340
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit

Insurers		Inverse Floaters
ACA	ACA Financial Guaranty Corp.	RITES	Residual Interest Tax-Exempt Security
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RADIAN	Radian Asset Assurance, Inc.
SYNCORA	Syncora Guarantee Inc.

Derivatives Contracts at 1/31/12

Futures Contracts Outstanding at 1/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	144	$19,044,000	March - 2012	$(331,037)

At January 31, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,124,368,777)	$2,214,018,624
Underlying affiliated funds, at cost and value	121,128,137
Total investments, at value (identified cost, $2,245,496,914)	$2,335,146,761
Cash	164,273
Receivables for
Investments sold	2,987,908
Fund shares sold	12,031,133
Interest and dividends	29,401,637
Receivable from investment adviser	22,010
Other assets	20,318
Total assets	$2,379,774,040
Liabilities
Payables for
Distributions	$2,742,681
Daily variation margin on open futures contracts	31,500
Investments purchased	16,784,920
Fund shares reacquired	3,056,224
Payable to the holder of the floating rate certificate from trust assets	67,848,860
Payable for interest expense and fees	218,918
Payable to affiliates
Shareholder servicing costs	385,970
Distribution and service fees	16,340
Payable for independent Trustees’ compensation	20,954
Accrued expenses and other liabilities	215,510
Total liabilities	$91,321,877
Net assets	$2,288,452,163
Net assets consist of
Paid-in capital	$2,310,195,999
Unrealized appreciation (depreciation) on investments	89,318,810
Accumulated net realized gain (loss) on investments	(116,112,487)
Undistributed net investment income	5,049,841
Net assets	$2,288,452,163
Shares of beneficial interest outstanding	289,881,846

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,858,416,139	235,426,821	$7.89
Class B	47,926,581	6,065,170	7.90
Class C	236,487,271	29,928,084	7.90
Class I	145,622,172	18,461,771	7.89

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.28 [100 / 95.25 x $7.89]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/12

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$119,475,547
Dividends from underlying affiliated funds	78,081
Total investment income	$119,553,628
Expenses
Management fee	$10,630,634
Distribution and service fees	2,582,885
Shareholder servicing costs	1,535,148
Administrative services fee	294,149
Independent Trustees’ compensation	43,502
Custodian fee	212,530
Shareholder communications	96,769
Audit and tax fees	55,635
Legal fees	30,654
Interest expense and fees	507,831
Miscellaneous	367,487
Total expenses	$16,357,224
Fees paid indirectly	(65)
Reduction of expenses by investment adviser	(399,519)
Net expenses	$15,957,640
Net investment income	$103,595,988
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(39,394,904)
Futures contracts	(1,290,358)
Net realized gain (loss) on investments	$(40,685,262)
Change in unrealized appreciation (depreciation)
Investments	$244,848,542
Futures contracts	(331,037)
Net unrealized gain (loss) on investments	$244,517,505
Net realized and unrealized gain (loss) on investments	$203,832,243
Change in net assets from operations	$307,428,231

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2012	2011
Change in net assets
From operations
Net investment income	$103,595,988	$103,096,670
Net realized gain (loss) on investments	(40,685,262)	(22,393,141)
Net unrealized gain (loss) on investments	244,517,505	(50,497,463)
Change in net assets from operations	$307,428,231	$30,206,066
Distributions declared to shareholders
From net investment income	$(102,325,739)	$(101,492,788)
Change in net assets from fund share transactions	$359,669,368	$61,326,708
Total change in net assets	$564,771,860	$(9,960,014)
Net assets
At beginning of period	1,723,680,303	1,733,640,317
At end of period (including undistributed net investment income of $5,049,841 and $6,448,536, respectively)	$2,288,452,163	$1,723,680,303

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.13	$7.39	$6.33	$8.06	$8.49
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.43	$0.43	$0.44	$0.47
Net realized and unrealized gain (loss) on investments	0.75	(0.27)	1.05	(1.73)	(0.47)
Total from investment operations	$1.16	$0.16	$1.48	$(1.29)	$(0.00	)(w)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.42)	$(0.42)	$(0.44)	$(0.43)
Net asset value, end of period (x)	$7.89	$7.13	$7.39	$6.33	$8.06
Total return (%) (r)(s)(t)(x)	16.83	2.03	24.03	(16.50)	0.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.72	0.72	0.80	0.86
Expenses after expense reductions (f)	0.70	0.70	0.69	0.70	0.76
Net investment income	5.49	5.68	6.17	5.97	5.60
Portfolio turnover	21	20	17	38	38
Net assets at end of period (000 omitted)	$1,858,416	$1,463,867	$1,452,126	$1,039,232	$1,267,514
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.67	0.67	0.67	0.64	0.63

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 1/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.13	$7.40	$6.33	$8.06	$8.50
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.37	$0.38	$0.38	$0.40
Net realized and unrealized gain (loss) on investments	0.76	(0.28)	1.06	(1.73)	(0.47)
Total from investment operations	$1.11	$0.09	$1.44	$(1.35)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.36)	$(0.37)	$(0.38)	$(0.37)
Net asset value, end of period (x)	$7.90	$7.13	$7.40	$6.33	$8.06
Total return (%) (r)(s)(t)(x)	16.06	1.10	23.25	(17.16)	(0.85)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.64	1.50	1.56	1.63
Expenses after expense reductions (f)	1.49	1.49	1.47	1.47	1.53
Net investment income	4.74	4.89	5.45	5.18	4.83
Portfolio turnover	21	20	17	38	38
Net assets at end of period (000 omitted)	$47,927	$50,750	$68,348	$75,791	$127,599
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.46	1.46	1.45	1.41	1.40

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 1/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.13	$7.40	$6.33	$8.06	$8.50
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.35	$0.36	$0.36	$0.38
Net realized and unrealized gain (loss) on investments	0.77	(0.27)	1.06	(1.72)	(0.47)
Total from investment operations	$1.10	$0.08	$1.42	$(1.36)	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.35)	$(0.35)	$(0.37)	$(0.35)
Net asset value, end of period (x)	$7.90	$7.13	$7.40	$6.33	$8.06
Total return (%) (r)(s)(t)(x)	15.82	0.88	22.99	(17.36)	(1.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.72	1.72	1.80	1.86
Expenses after expense reductions (f)	1.70	1.70	1.69	1.70	1.76
Net investment income	4.51	4.68	5.17	4.96	4.60
Portfolio turnover	21	20	17	38	38
Net assets at end of period (000 omitted)	$236,487	$209,064	$213,166	$155,407	$172,283
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.67	1.67	1.67	1.64	1.63

See Notes to Financial Statements

Financial Highlights – continued

Class I	Period ended 1/31/12 (i)
Net asset value, beginning of period	$7.28
Income (loss) from investment operations
Net investment income (d)	$0.26
Net realized and unrealized gain (loss) on investments	0.61
Total from investment operations	$0.87
Less distributions declared to shareholders
From net investment income	$(0.26)
Net asset value, end of period (x)	$7.89
Total return (%) (r)(s)(x)	12.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	(a)
Expenses after expense reductions (f)	0.69	(a)
Net investment income	5.03	(a)
Portfolio turnover	21
Net assets at end of period (000 omitted)	$145,622
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.67	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception June 1, 2011 through the stated period end.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal High Income Fund (the fund) is a series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure

Notes to Financial Statements – continued

requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment

Notes to Financial Statements – continued

characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures. The following is a summary of the levels used as of January 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$2,207,918,624	$—	$2,207,918,624
Short Term Securities	—	6,100,000	—	6,100,000
Mutual Funds	121,128,137	—	—	121,128,137
Total Investments	$121,128,137	$2,214,018,624	$—	$2,335,146,761

Other Financial Instruments
Futures	$(331,037)	$—	$—	$(331,037)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market

Notes to Financial Statements – continued

exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(331,037)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(1,290,358)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(331,037)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement

Notes to Financial Statements – continued

could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse

Notes to Financial Statements – continued

floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holder of the floating rate certificate from trust assets”. The carrying value of the fund’s payable to the holder of the floating rate certificate from trust assets as reported on the fund’s Statement of Assets and Liabilities approximates its fair value. At January 31, 2012, the fund’s payable to the holder of the floating rate certificate from trust assets was $67,848,860 and the interest rate on these floating rate certificates issued by the trust was 0.13%. For the year ended January 31, 2012, the average payable to the holder of the floating rate certificate from trust assets was $62,344,689 at a weighted average interest rate of 0.81%. Interest expense and fees relate to interest payments made to the holder of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2012, interest expense and fees in connection with self-deposited inverse floaters was $507,831. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses

Notes to Financial Statements – continued

arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and defaulted bonds.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/12	1/31/11
Ordinary income (including any short-term capital gains)	$841,790	$178,296
Tax-exempt income	101,483,949	101,314,492
Total distributions	$102,325,739	$101,492,788

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/12
Cost of investments	$2,170,403,054
Gross appreciation	162,700,443
Gross depreciation	(65,805,596)
Net unrealized appreciation (depreciation)	$96,894,847
Undistributed ordinary income	219,307
Undistributed tax-exempt income	16,941,115
Capital loss carryforwards	(104,609,007)
Post-October capital loss deferral	(19,079,517)
Other temporary differences	(12,110,581)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Notes to Financial Statements – continued

As of January 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
1/31/13	$(3,190,630)
1/31/14	(10,798,317)
1/31/15	(230,213)
1/31/17	(18,935,036)
1/31/18	(28,497,487)
1/31/19	(16,085,714)
Total	$(77,737,397)

Post-enactment losses:
Short-Term	$(1,847,947)
Long-Term	(25,023,663)
Total	$(26,871,610)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/12	Year ended 1/31/11
Class A	$88,784,509	$88,017,538
Class B	2,183,969	2,988,068
Class C	9,404,287	10,487,182
Class I (i)	1,952,974	—
Total	$102,325,739	$101,492,788

(i)	For the period from the class’ inception, June 1, 2011 through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees,

Notes to Financial Statements – continued

interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that operating expenses do not exceed 0.12% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2012. For the year ended January 31, 2012, this reduction amounted to $293,688 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $496,351 for the year ended January 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.79%	$467,242
Class C	0.75%	0.25%	1.00%	1.00%	2,115,643
Total Distribution and Service Fees					$2,582,885

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2012 based on each class’ average daily net assets. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, MFD has agreed in writing to waive the service fee. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2012. For the year ended January 31, 2012 this waiver amounted to $98,257 and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred

Notes to Financial Statements – continued

sales charges are paid to MFD and during the year ended January 31, 2012, were as follows:

Amount
Class A	$96,867
Class B	69,614
Class C	26,212

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2012, the fee was $387,423, which equated to 0.0200% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,147,725.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2012 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $2,379 and is included in independent Trustees’ compensation for the year ended January 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $20,921 at January 31, 2012, and is

Notes to Financial Statements – continued

included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,923 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $7,574, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $641,164,564 and $374,628,620, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/12		Year ended 1/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	86,958,167	$645,383,462	64,283,536	$482,956,643
Class B	1,131,622	8,467,741	1,163,969	8,792,095
Class C	5,780,925	43,279,060	7,917,543	59,772,338
Class I (i)	19,559,655	147,169,534	—	—
	113,430,369	$844,299,797	73,365,048	$551,521,076

Notes to Financial Statements – continued

	Year ended 1/31/12		Year ended 1/31/11
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	7,813,716	$58,140,011	6,547,313	$49,068,380
Class B	152,737	1,133,050	184,317	1,383,354
Class C	668,419	4,961,866	704,861	5,287,949
Class I (i)	24,142	183,028	—	—
	8,659,014	$64,417,955	7,436,491	$55,739,683
Shares reacquired
Class A	(64,745,166)	$(480,408,760)	(61,884,095)	$(459,714,013)
Class B	(2,332,780)	(17,185,010)	(3,472,013)	(25,935,255)
Class C	(5,825,846)	(42,872,735)	(8,125,994)	(60,284,783)
Class I (i)	(1,122,026)	(8,581,879)	—	—
	(74,025,818)	$(549,048,384)	(73,482,102)	$(545,934,051)
Net change
Class A	30,026,717	$223,114,713	8,946,754	$72,311,010
Class B	(1,048,421)	(7,584,219)	(2,123,727)	(15,759,806)
Class C	623,498	5,368,191	496,410	4,775,504
Class I (i)	18,461,771	138,770,683	—	—
	48,063,565	$359,669,368	7,319,437	$61,326,708

(i)	For the period from the class’ inception, June 1, 2011 through the stated period end.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2012, the fund’s commitment fee and interest expense were $13,891 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	22,011,259	551,537,472	(452,420,594)	121,128,137

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$78,081	$121,128,137

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the Fund), including the portfolio of investments, as of January 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 19, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 56)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (age 70)	Trustee	January 2006	Consultant to investment company industry	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 46)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 38)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 61)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 59)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 67)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Gary Lasman Geoffrey Schechter

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.18% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2012 and 2011, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
MFS High Income Fund	61,056	58,794
MFS High Yield Opportunities Fund	65,934	63,489
Total	126,990	122,283

	Audit Fees
	2012	2011
Fees billed by E&Y:
MFS Municipal High Income Fund	45,942	44,248

For the fiscal years ended January 31, 2012 and 2011, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011[5]	2012	2011	2012	2011[5]
Fees billed by Deloitte:
To MFS High Income Fund	0	0	7,978	7,679	1,331	1,319
To MFS High Yield Opportunities Fund	0	0	6,168	5,936	1,331	1,319
Total fees billed by Deloitte To above Funds	0	0	14,146	13,615	2,662	2,646
To MFS and MFS Related Entities of MFS High Income Fund *	1,193,300	1,247,606	0	0	0	113,100
To MFS and MFS Related Entities of MFS High Yield Opportunities Fund*	1,193,300	1,247,606	0	0	0	113,100

	2012	2011[5]
Aggregate fees for non-audit services:
To MFS High Income Fund, MFS and MFS Related Entities#	1,583,974	1,844,600
To MFS High Yield Opportunities Fund, MFS and MFS Related Entities#	1,582,164	1,842,857

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	8,811	8,480	0	0
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	0	0	0	0	0	0

	2012	2011
Aggregate fees for non-audit services:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	367,267	235,859

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended January 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: March 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: March 19, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 19, 2012

*	Print name and title of each signing officer under his or her signature.